      As filed with the Securities and Exchange Commission on May 5, 2005


                                             Securities Act File No. 333-123453
                                      Investment Company Act File No. 811-06471

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                       [X] PRE-EFFECTIVE AMENDMENT NO. 1

                       [ ] POST-EFFECTIVE AMENDMENT NO. _

                        (CHECK APPROPRIATE BOX OR BOXES)

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 341-2929
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


================================================================================

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.


==============================================================================================================================
                               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                AMOUNT BEING      PROPOSED MAXIMUM       PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                   REGISTERED      OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION FEE
                                                                     UNIT                  PRICE
------------------------------------------ ----------------- --------------------- ----------------------- -------------------
Common Shares ($0.01 par value)                   19,824,602 $           14.78(1)  $           293,007,617 $         34,487(2)
------------------------------------------ ----------------- --------------------- ----------------------- -------------------
Auction Preferred Shares ($0.01 par value)             6,600              25,000   $           165,000,000 $         19,421(2)
------------------------------------------ ----------------- --------------------- ----------------------- -------------------



 (1) Average of high and low reported price for common shares on May 3, 2005.



(2) Includes registration fee of $117.70 previously paid in connection with the initial filing of the Registration Statement.


         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

o Questions and Answers to Shareholders of Van Kampen Municipal Income Trust and Van Kampen Trust for Investment Grade Municipals

o Notice of Special Meeting of Shareholders of Van Kampen Municipal Income Trust and Van Kampen Trust for Investment Grade Municipals

o Joint Proxy Statement/Prospectus of Van Kampen Municipal Income Trust and Van Kampen Trust for Investment Grade Municipals

o Statement of Additional Information regarding the Reorganization of Van Kampen Municipal Income Trust into Van Kampen Trust for Investment Grade Municipals

o  Part C Information

o  Exhibits

                                --  MAY 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN
                             MUNICIPAL INCOME TRUST
                                      AND
                                VAN KAMPEN TRUST
                        FOR INVESTMENT GRADE MUNICIPALS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      Shareholders of
Van Kampen Municipal Income Trust: You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen Municipal Income Trust (the "Target Fund") into Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund"), a closed-end investment company that pursues a similar investment objective and has similar investment policies as the Target Fund. You are also being asked to vote for the election of trustees of the Target Fund.


Shareholders of Van Kampen Trust for Investment Grade Municipals: You are being asked to vote on the issuance of common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization.
Q      WHY IS THE
       REORGANIZATION BEING RECOMMENDED?

A      The Board of Trustees of
each Fund has determined that the Reorganization will benefit common shareholders of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund are similar. Each Fund seeks to provide a high level of current income exempt from federal income taxes with safety of principal or preservation of capital by investing substantially all of its assets in municipal securities rated investment grade at the time of investment. Each Fund is managed by the same investment advisory personnel. After the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced overall operating expense ratio, as certain fixed administra-
tive costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganization will directly benefit holders of preferred shares of the Funds; however, it is anticipated that preferred shareholders will not be adversely effected by the Reorganization, and none of the expenses of the Reorganization will be borne by preferred shareholders.
Q      HOW WILL THE
REORGANIZATION AFFECT ME?
A      Assuming shareholders of
the Target Fund approve the Reorganization and shareholders of the Acquiring Fund approve the issuance of common shares of beneficial interest by that Fund, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund and the Target Fund will dissolve.

Shareholders of the Target Fund: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of the Target Fund, you will receive newly-issued common shares of the Acquiring Fund, and if you are a holder of preferred shares of the Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund. The aggregate net asset value of the common shares you receive in the Reorganization will equal the aggregate net asset value of the common shares you own immediately prior to the Reorganization less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of the preferred shares you receive in the Reorganization will equal the aggregate liquidation preference of the preferred shares you own immediately prior to the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization, although such certificates will be available upon request.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.
Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales loads
or commissions in connection with the Reorganization. However, if the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a consequence of the Reorganization.

Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.


Q      WHY IS THE VOTE OF
COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?


A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange and the Chicago Stock Exchange, on which the Acquiring Fund's common shares are listed, require the common shareholders of the Acquiring Fund to approve the issuance of additional common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization. If the issuance of additional common shares of the Acquiring Fund is not approved, the Reorganization will not occur.


Q      WHY ARE COMMON
SHAREHOLDERS OF THE TARGET FUND BEING ASKED TO ELECT TRUSTEES?


A      The rules of the New York
Stock Exchange and the Chicago Stock Exchange, on which the Target Fund's common shares are listed, call for listed companies to have an annual meeting to elect trustees each fiscal year. Since the Target Fund's fiscal year ends on June 30, 2005, the Board of Trustees of the Target Fund is asking shareholders of that Fund to elect trustees at this time. The Special Meeting will serve as the annual meeting of shareholders of the Target Fund.

Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST I VOTE?
A      After careful consideration,
the Board of Trustees of each Fund recommend that you vote "FOR" each of the items proposed.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?

A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our web site at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN MUNICIPAL INCOME TRUST:

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain."


COMMON SHAREHOLDERS OF VAN KAMPEN MUNICIPAL INCOME TRUST:


ELECTION OF TRUSTEES - mark "For," "Withhold" or "For All Except." To withhold authority for any individual nominee, mark "For All Except" and write the nominee's name on the line provided.


COMMON SHAREHOLDERS OF VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS:


APPROVAL OF ISSUANCE OF COMMON SHARES - mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      3. The proposal to approve the issuance of
     approve the                                          Common Shares.
     Reorganization.

                          FOR ALL  WITHHOLD  FOR ALL       FOR    AGAINST    ABSTAIN
                                             EXCEPT
                              [ ]    [ ]       [ ]         [ ]   [ ]     [ ]
2.   Authority to vote                                  4. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:
XXXXXXXXX, XXXXXXXXX, XXXXXXXXX
     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                       VAN KAMPEN MUNICIPAL INCOME TRUST
                                      AND
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929


                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2005


  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen Municipal Income Trust (the "Target Fund") and Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on June 22, 2005 at 10:00 a.m. for the following purposes:


For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;


For common shareholders of the Target Fund:


    2. To elect four trustees of the Target Fund to serve for a three year term or until a successor shall have been duly elected and qualified;


For common shareholders of the Acquiring Fund:



    3. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and



For shareholders of both funds:


    4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


  Shareholders of record as of the close of business on April 25, 2005 are entitled to vote at the Special Meeting or any adjournment thereof. This Special Meeting will serve as the annual meeting of Shareholders of the Target Fund.



  THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR

YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.


  THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.


    - FOR THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF THE TARGET FUND LISTED IN THE JOINT PROXY STATEMENT/PROSPECTUS.


  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:


    - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.



  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.


                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Municipal Income Trust
                                       Van Kampen Trust for Investment Grade
                                         Municipals

May 6, 2005

                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

          ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS


                        BY TELEPHONE OR VIA THE INTERNET

                       NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 5, 2005


                        JOINT PROXY STATEMENT/PROSPECTUS

                       VAN KAMPEN MUNICIPAL INCOME TRUST

                                      AND

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020


                                 (800) 341-2929


                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 2005


  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Municipal Income Trust (the "Target Fund") or Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund"). A joint special meeting of shareholders of the Funds (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 10:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is May 10, 2005.


  The purposes of the Special Meeting are:

  For shareholders of the Target Fund:


    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;



  For common shareholders of the Target Fund:


    2. To elect four trustees of the Target Fund to serve for a three year term or until a successor shall have been duly elected and qualified;


  For common shareholders of the Acquiring Fund:



    3. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

  For shareholders of both funds:


    4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


  The Reorganization Agreement that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus as the "Reorganization." The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies. Each Fund pursues a similar investment objective to provide a high level of current income exempt from federal income taxes with safety of principal or preservation of capital. Each Fund invests primarily in investment grade municipal securities. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."



  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares") and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of Rate Adjusted Tax-Exempt Shares of the Target Fund ("Target Fund RATES") (the Target Fund RATES and the Acquiring Fund APS are sometimes referred to herein collectively as "Preferred Shares"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares), and the aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of the Target Fund RATES held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  In connection with the Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.


  The rules of the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange (the "CHX") call for listed companies to have an annual meeting to elect trustees each fiscal year. Since the Target Fund's fiscal year ends on June 30, 2005, the Board of Trustees of the Target Fund is asking shareholders of that Fund to elect trustees at this time. The Special Meeting will serve as the annual meeting of shareholders of the Target Fund.


  The Board of Trustees of each Fund has determined that including both proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Funds' shareholders.


  In the event that Target Fund shareholders do not approve the Reorganization or Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Target Fund will continue to exist and the Board of Trustees of the Target Fund will consider what additional action, if any, to take.



  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated May 6, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.


  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address

(publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.


  The Acquiring Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VGM" and will continue to be so listed subsequent to the Reorganization. The Target Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VMT." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund APS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/ Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Joint Proxy Statement/Prospectus is May 6, 2005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATION OF THE TARGET FUND...............   14
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Market Risk...............................................   15
  Interest Rate Risk........................................   15
  Credit Risk...............................................   15
  Income Risk...............................................   16
  Nonpayment Risk...........................................   16
  Call Risk.................................................   16
  Municipal Securities Risk.................................   16
  Risks of Using Strategic Transactions.....................   17
  Manager Risk..............................................   17
  Market Discount Risk......................................   17
  Leverage Risk.............................................   18
  Anti-Takeover Provisions..................................   19
  Special Risks Related to Preferred Shares.................   20
COMPARISON OF THE FUNDS.....................................   21
  Investment Objective and Policies.........................   21
  Other Investment Practices and Policies...................   25
  Investment Restrictions...................................   33
  Management of the Funds...................................   36
  Other Service Providers...................................   39
  Capitalization............................................   40
  Additional Information about Common Shares of the Funds...   41
  Additional Information about Preferred Shares of the
    Funds...................................................   44
  Governing Law.............................................   50
  Certain Provisions of the Declaration of Trust............   50
  Conversion to Open-End Funds..............................   52
  Voting Rights.............................................   52
  Financial Highlights......................................   56
INFORMATION ABOUT THE REORGANIZATION........................   58
  General...................................................   58
  Terms of the Reorganization Agreement.....................   60
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   62

                                                              PAGE
                                                              ----
  Shareholder Approval......................................   64
PROPOSAL 2: ELECTION OF TARGET FUND TRUSTEES................   64
INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS
  TRUSTEES..................................................   65
  Remuneration of Trustees..................................   75
  Board Committees and Meetings.............................   77
OTHER INFORMATION...........................................   79
  Executive Officers of the Fund............................   79
  Shareholder Information...................................   82
  Independent Registered Public Accounting Firm.............   84
  Audit and Other Fees......................................   84
  Shareholder Approval......................................   85
PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   86
  Shareholder Approval......................................   86
OTHER INFORMATION...........................................   87
  Voting Information and Requirements.......................   87
  Shareholder Information...................................   89
  Section 16(a) Beneficial Ownership Reporting Compliance...   89
  Shareholder Proposals.....................................   89
  Solicitation of Proxies...................................   90
  Legal Matters.............................................   90
  Other Matters to Come Before the Meeting..................   91
EXHIBIT 1: DESCRIPTION OF SECURITIES RATINGS................  I-1

 ------------------------------------------------------------------------------
                                    SUMMARY
 ------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATION OF THE TARGET FUND


  THE PROPOSED REORGANIZATION. The Board of Trustees of each Fund, including the trustees who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see "Proposal 3: Issuance of Additional Acquiring Fund Common Shares"). Acquiring Fund Common Shares and Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund RATES, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund RATES held immediately prior to the Reorganization.



  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund invests primarily in investment grade municipal securities. The investment objective of the Target Fund is to provide a high level of current income exempt from federal income taxes with safety of principal. The Target Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt municipal securities. The investment objective of the Acquiring Fund is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund seeks to achieve its investment objective by investing in a diversified portfolio of municipal securities which the Acquiring Fund's investment adviser believes do not involve undue risk to income or principal. Each Fund may invest in municipal securities subject to the alternative minimum tax provisions of federal tax law. The Funds are managed by the same investment advisory personnel.



  The proposed Reorganization will combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Board of Trustees of the Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. The Board of Trustees of each Fund believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that holders of common shares of each Fund will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.



  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Fund for the 12-month period ended October 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming all of the Reorganization had been completed at the beginning of such period. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table),.



FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                      OF THE FUNDS AS OF OCTOBER 31, 2004



                                                 ACTUAL            PRO FORMA
                                         -----------------------   ----------
                                                      VAN KAMPEN   VAN KAMPEN
                                         VAN KAMPEN   TRUST FOR    TRUST FOR
                                         MUNICIPAL    INVESTMENT   INVESTMENT
                                           INCOME       GRADE        GRADE
                                           TRUST      MUNICIPALS   MUNICIPALS
                                         ----------   ----------   ----------
Common Shareholder Transaction
  Expenses(a):
  Maximum Sales Load (as a percentage
    of offering price(b)(c)............     None         None         None
  Dividend Reinvestment Plan Fees......     None         None         None
Annual Expenses (as a percentage of net
  assets attributable to common
  shares):
  Investment Advisory Fees(d)..........     0.85%        0.86%        0.86%
  Interest Payments on Borrowed
    Funds..............................     0.00%        0.00%        0.00%
  Other Expenses.......................     0.30%        0.27%        0.25%
                                            ----         ----         ----
  Total Annual Expenses(d).............     1.15%        1.13%        1.11%
                                            ----         ----         ----
Distributions:
  Distributions on Preferred
    Shares(e)..........................     0.62%        0.65%        0.62%
                                            ----         ----         ----
  Total Annual Expenses and
    Distributions on Preferred
    Shares.............................     1.77%        1.78%        1.73%
                                            ----         ----         ----


---------------


(a)No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.


(b)Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganization. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.


(c)In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on

   Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganization. The Board of Trustees of each Fund and management have agreed to limit the allocation of Reorganization expenses to each Fund based on a maximum payback period of two years. To the extent that the expenses of the Reorganization exceed such amount, the additional expenses of the Reorganization will be borne by the Adviser. The table below summarizes each Fund's net assets (common shares only) at October 31, 2004, projected annual savings to each Fund as a result of the Reorganization, allocation of Reorganization expenses among the Funds and the Adviser in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at October 31, 2004. The Target Fund will benefit more from projected annual expense savings of the Reorganization than the Acquiring Fund. The projected annual expense savings are generally not expected to be immediately realized. If a shareholder sells his or her common shares prior to the estimated pay-back period, then that shareholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of the Funds involved in the Reorganization, will be greater in the Target Fund than the Acquiring Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The numbers presented in the table are estimates; actual results may differ.



                                                    REORGANIZATION     ESTIMATED    EFFECT ON NET
                        NET ASSETS    PROJECTED        EXPENSE          PAYBACK      ASSET VALUE
                         (COMMON       ANNUAL       ALLOCATION IN      PERIOD (IN    PER COMMON
FUND                   SHARES ONLY)    SAVINGS    DOLLARS/PERCENTAGE     YEARS)         SHARE
----                   ------------   ---------   ------------------   ----------   -------------
Target Fund            $302,333,336   $120,993       $241,866/49%         2.00        < $ 0.01
Acquiring Fund         $468,334,522   $ 93,667       $187,334/38%         2.00        < $ 0.01
The Adviser                                          $ 61,800/13%
Total Expenses                                       $   491,000


---------------


(d)Expense information has been restated to reflect permanent reductions made to administrative fees effective as of June 1, 2004 and permanent reductions made to management fees effective as of November 1, 2004.


(e)In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions.



  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:





                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                           ------    -------    -------    --------
Van Kampen Municipal Income Trust......     $12        $37        $63        $140
Van Kampen Trust for Investment Grade
  Municipals...........................     $12        $36        $62        $137
Pro Forma--Van Kampen Trust for
  Investment Grade Municipals..........     $11        $35        $61        $135


  The example set forth above assumes Common Shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations.

The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.


  FURTHER INFORMATION REGARDING THE REORGANIZATION. The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of Preferred Shares of either Fund; however, the Reorganization will not adversely affect the holders of Preferred Shares of either Fund and the expenses of the Reorganization will not be borne by the holders of Preferred Shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.


  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.


  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on June 22, 2005. Shareholder approval of the Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and 66 2/3% of the outstanding Target Fund Preferred Shares, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 30, 2005, but it may be at a different time as described herein.


  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

PROPOSAL 2: ELECTION OF TARGET FUND TRUSTEES


  The Joint Special Meeting will serve as the annual meeting of shareholders of the Target Fund for the current fiscal year at which trustees of the Target Fund will be elected. Shareholders of the Target Fund are being asked to elect four Class I trustees at the Special Meeting to serve until the later of the Target Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Target Fund Common Shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. The "vote of a plurality" means that a nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.



  The Target Fund Board recommends that you vote "FOR" the election of each of the nominees.


PROPOSAL 3: ISSUANCE OF ACQUIRING FUND COMMON SHARES


  In connection with the proposed Reorganization described under "Proposal 1:
Reorganization of the Target Fund," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganization will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganization.



  The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on June 22, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about June 30, 2005, but it may be at a different time as described herein.


  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.


 ------------------------------------------------------------------------------
                 PROPOSAL 1: REORGANIZATION OF THE TARGET FUND
 ------------------------------------------------------------------------------


  The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund pursues a similar investment objective to provide a high level of current income exempt from federal income taxes with safety of principal or preservation of capital. Each Fund invests primarily in investment grade municipal securities. The Funds are managed by the same investment advisory personnel.



  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund RATES, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference Target Fund RATES held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of the Target Fund will benefit from the Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of the Target Fund will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests substantially all of its assets in investment grade municipal securities, any risks inherent in such investments are equally applicable to both Funds and will apply to the combined fund after the Reorganization. The Reorganization itself is not expected to adversely affect the rights of holders of Common Shares or Preferred Shares of either Fund or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK


  Credit risk refers to an issuer's ability to make timely payments of interest and principal. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. However, to the extent that a Fund may hold securities rated below investment grade, it may be subject to a higher level of credit risk than a fund that holds solely investment grade securities. Securities rated BBB by Standard & Poor's

("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of non-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Acquiring Fund may incur higher expenditures to protect its interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


INCOME RISK

  The income shareholders receive from a Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from such Fund may drop as well.

NONPAYMENT RISK


  Although substantially all of the municipal securities in which the Funds invest are rated investment grade at the time of investment, municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of them municipal security experiencing nonpayment and a potential decrease in the net asset value of a Fund.


CALL RISK


  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.


MUNICIPAL SECURITIES RISK

  Under normal market conditions, the Funds invest primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, each Fund may invest in municipal securities subject to the federal alternative minimum tax. The Acquiring Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK


  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.



  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.


LEVERAGE RISK


  Use of leverage, through the issuance of Preferred Shares, involves certain risks to holders of Common Shares of the Funds. For example, each Fund's issuance of Preferred Shares may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the Preferred Shares of a Fund will affect the yield to holders of Common Shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its Preferred Shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's Common Shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its Preferred Shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's Common Shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's Preferred Shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of Common Shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the Preferred Shares of a Fund were to exceed the net return on such Fund's portfolio, holders of Common Shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing Preferred Shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any Preferred Shares offering) will be borne entirely by holders of such Fund's Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's Preferred Shares will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of such Fund.



  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required Common Share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its Common Shares or its Preferred Shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its Preferred Shares for any reason and may be required to redeem all or part of its Preferred Shares in the following circumstances:



    - if the asset coverage for the Preferred Shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or


    - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the Preferred Shares.


  In addition, in the case of Target Fund RATES, if on any dividend date, the Target Fund fails to generate sufficient available net tax-exempt income to pay accrued and unpaid dividends on the RATES out of solely tax exempt income at the applicable dividend rate, the Target Fund will be required to redeem all or part of its RATES.



  Redemption of the Preferred Shares or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's Common Shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.


ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.


SPECIAL RISKS RELATED TO PREFERRED SHARES


  AUCTION RISK. The dividend rate for the Preferred Shares of each Fund normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers, in which case holders of Preferred Shares may not be able to sell their shares. Also, if holders of Preferred Shares place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if holders of Preferred Shares buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by a Fund, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in Preferred Shares.



  SECONDARY MARKET RISK. The Target Fund RATES have not been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act"). Acquiring Fund APS are registered pursuant to the 1933 Act. Target Fund RATES may only be transferred outside of auctions through transactions that are not required to be registered under applicable federal and state securities laws. Broker-dealers may maintain a secondary trading market in the Acquiring Fund APS outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide holders of Acquiring Fund APS with a liquid trading market. It may not be possible to sell Acquiring Fund APS between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Acquiring Fund APS. Acquiring Fund APS may only be transferred outside of auctions to or through broker-dealers or other persons as the Acquiring Fund permits.


  RATINGS AND ASSET COVERAGE RISKS. Although the Preferred Shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade its rating of the Preferred Shares or withdraw its rating at any time, which may make the Preferred Shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES


  The Funds pursue a similar investment objective and have similar investment policies. The Target Fund's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal. The Acquiring Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital.



  Each Fund invests primarily in municipal securities rated investment grade at the time of investment. Under normal market conditions, each Fund invests at least 80% of its assets in municipal securities. The foregoing policy is a fundamental policy of each Fund and cannot be changed without shareholder approval. The Target Fund may only invest in municipal securities that are rated investment grade at the time of investment. The Acquiring Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment; however, the Acquiring Fund may, consistent with such policy, also invest a portion of its assets in municipal securities rated below investment grade. Each Fund considers securities rated BBB or higher by S&P or Baa or higher by Moody's and equivalent rated short-term obligations to be investment grade.



  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer or. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.


  Each Fund may invest in municipal securities subject to the alternative minimum tax provisions of federal tax law. The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities that pay interest subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Acquiring Fund may be taxable under the alternative minimum tax. The Target Fund may invest up to 20% of its total assets in municipal securities that pay interest subject to the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

  Each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and municipal securities indices. Such transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its total assets in municipal securities.

  MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. Under normal market conditions, at least 80% of each Fund's net assets are invested in municipal securities. The Acquiring Fund not established any limit on the percentage of their respective portfolios that may be invested in municipal securities that pay interest subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Acquiring Fund may be taxable under the federal alternative minimum tax. The Target Fund may invest up to 20% of its total assets in municipal securities that pay interest subject to the alternative minimum tax.

  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. The Funds may also invest in municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance").

  The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


  Municipal securities include long-term obligations, often called municipal bonds, as well as short-term municipal notes, participation certificates, municipal leases, and tax-exempt commercial paper. Under normal market conditions, longer-term municipal securities generally provide a higher yield than short-term municipal securities of similar credit quality and therefore each Fund generally emphasizes investments in municipal securities with long-term maturities. There is no limitation as to the maturity of municipal securities in which each Fund may invest. The Adviser may adjust the average maturity of each Fund's portfolio from time to time, depending on its assessment of the relative yields available an securities of different maturities and its expectations of future changes in interest rates.


  Each Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment.

  Neither Fund has a policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of either Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If a Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

  Neither Fund will invest 25% or more of its total assets in any industry, nor invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations.


  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. Included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult.

  The Target Fund may only invest 5% of its total assets in lease obligations that contain non-appropriation clauses, and only invests in those non-appropriation lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required.

  There is no limitation on the percentage of the Acquiring Fund's assets that may be invested in lease obligations that contain non-appropriation clauses. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which may include (1) whether the lease can be cancelled, (2) the ability of the lease obligee to direct the sale of the underlying assets,
(3) the general creditworthiness of the lease obligor, (4) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (5) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (6) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. The Acquiring Fund invests in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade at the time of investment.

  Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.


  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal income tax.



  To the extent that the use of certain of these strategies produces taxable income to the Target Fund, this taxable income will be distributed exclusively to the holders of Target Fund Common Shares. To the extent that the use of certain of these strategies produces taxable income, to the Acquiring Fund, this taxable income will be distributed on a pro rata basis among the Acquiring Fund APS and the Acquiring Fund Common Shares. It is impossible to predict whether, or for how long, a Fund will use any such defensive strategies. Further, the yields on such securities may approach or be less than the then current dividend rate payable to preferred shareholders. In such event, the benefit of leverage to the common shareholders will diminish and such Fund's leveraged capital structure may work to the disadvantage of the common shareholders.


OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.

  OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In general, each Fund may purchase and sell (write) options on up to 20% of its assets. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect that Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only enter into OTC options that have a buy-back provision permitting that Fund to require the Counterparty to close the option at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.



  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, that Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on illiquid securities described herein.



  If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase that Fund's income. The sale of put options can also provide income.



  Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by a Fund with respect to securities not owned by that Fund, such Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.



  Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.


  FUTURES CONTRACTS. Each Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


  Each Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



  Each Fund will not enter into a futures contract or an option on a futures contracts (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.



  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


  COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which each Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash and/or liquid securities to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, a Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash and/or liquid securities equal to the exercise price.



  OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



  In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


  With respect to swaps, each Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to a Fund's net obligation, if any.



  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating cash and/or liquid securities if a Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation could need to be segregated.



  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income earned or realized by the Target Fund is allocated to the Target Fund Common Shares. Such income earned or realized by the Acquiring Fund is allocated to the Acquiring Fund Common Shares and the Acquiring Fund APS on a pro rata basis.



  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with that Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.


INVESTMENT RESTRICTIONS


  Each Fund's investment objective, its investment policy with respect to investing at least 80% of its total assets in municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of a Fund's outstanding Common Shares and of its outstanding Preferred Shares, voting by class, or (ii) 67% of such outstanding Common Shares and of its outstanding Preferred Shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The investment restrictions of the Acquiring Fund are set forth below. Except as noted herein the investment restrictions of the Target Fund are similar. The Acquiring Fund may not:


   1. With respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry; however, as described in the Fund's prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market.

   3. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to hedging and risk management transactions or the writing of options within limits described in the Fund's Prospectus.

   4. Borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund's shares, and then only in an amount not exceeding one-third of the Fund's total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Fund's prospectus.

   5. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

   6. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in the Fund's prospectus.

   8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   9. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by

      (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  10. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  11. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.

In addition, the Target Fund may not:

  13. Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the securities is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 25% of the Fund's assets (taken at market value) would be invested in such securities, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.


  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 billion under management or supervision as of March 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.



  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to Preferred Shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from .60% to .55%. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to Preferred Shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to Preferred Shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.



  Under a separate accounting services and legal services agreement, the Adviser (or its affiliates) provides accounting and legal services to each Fund. The Adviser (or its affiliates) allocates the cost of such services to each Fund.



  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.



  Thomas Byron has worked for the Adviser since 1981 and began managing the Acquiring Fund in 1997 and the Target Fund in 2000. Robert Wimmel has worked for the Adviser since 1996 and began managing the Funds in 2001. John Reynoldson has worked for the Adviser since 1987 and began managing the Funds in 2001.

Prior to 2001, Messrs. Wimmel and Reynoldson worked in an investment management for the Adviser.



  Mr. Byron is the lead portfolio manager of each Fund. Messrs. Wimmel and Reynoldson are co-portfolio managers of each Fund. All team members are responsible for the day-to-day management of each Fund and for the execution of the overall strategy of each Fund.


  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.


  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.



  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants appealed an order of the federal district court remanding this case to state court. The federal appeals court recently reversed the federal district court's order remanding this case to state court and directed entry of judgment in favor of defendants.



  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.



  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached an agreement to settle the case. The parties presented a settlement agreement for preliminary court approval in April 2005.


OTHER SERVICE PROVIDERS


  COMMUNICATION SUPPORT SERVICES PROVIDER. Van Kampen Funds Inc. (the "Support Service Provider") serves as the communications support service provider to the Target Fund. The principal business address of the Support Service Provider is 1221 Avenue of the Americas, New York, New York 10020. Communications support services include telephonic and written correspondence with shareholders and brokers. The Target Fund does not pay any fee to the Support Service Provider but bears certain expenses incurred by the Support Service Provider.



  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company is the custodian for each Fund. Its principal business address is P.O. Box 43071, Providence, Rhode Island, 02940-3071. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts, 02021, is the transfer agent, dividend disbursing agent and registrar for the Common Shares of each Fund. The Bank of New York, 100 Church Street, New York, New York 10286, is the auction agent and dividend paying agent for the Target Fund RATES. Deutsche Bank, 280 Park Avenue, New York, New York 10017, is the auction agent and dividend paying agent for the Acquiring Fund APS.

CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The table below sets forth the capitalization of the Target Fund and the Acquiring Fund as of October 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

               CAPITALIZATION AS OF OCTOBER 31, 2004 (UNAUDITED)

                             (AMOUNTS IN THOUSANDS)



                                               ACTUAL            PRO FORMA
                                       -----------------------   ----------
                                                    VAN KAMPEN   VAN KAMPEN
                                       VAN KAMPEN   TRUST FOR    TRUST FOR
                                       MUNICIPAL    INVESTMENT   INVESTMENT
                                        INCOME        GRADE        GRADE
                                         TRUST      MUNICIPALS   MUNICIPALS
                                       ----------   ----------   ----------
NET ASSETS CONSIST OF:
  Common Shares ($.01 par value)*....   $    287     $    270    $      444
  Paid in surplus....................    265,829      399,274       664,787
  Net unrealized appreciation........     33,745       66,944       100,689
  Accumulated undistributed net
    investment income................      2,046        2,903         4,949
  Accumulated net realized gain
    (loss)...........................        426       (1,056)         (630)
  NET ASSETS APPLICABLE TO
    COMMON SHARES....................    302,333      468,335       770,239**
  PREFERRED SHARES ($.01 par value,
    with liquidation preference of
    $25,000 and $500,000 for
    Acquiring Fund and Target Fund,
    respectively)*...................    165,000      265,000       430,000
  NET ASSETS INCLUDING PREFERRED
    SHARES...........................    467,333      733,335     1,200,239


---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.


** Reflects a non-recurring cost associated with these Reorganizations of approximately $491,000, with $241,866 to be borne by Acquiring Fund common shareholders, $187,334 to be borne by Target Fund common shareholders, and $61,800 to be borne by the Adviser, assuming the Reorganizations is approved and completed.

           OUTSTANDING SECURITIES OF THE FUNDS AS OF OCTOBER 31, 2004


                                                                  AMOUNT OUTSTANDING
                                                 AMOUNT HELD      EXCLUSIVE OF AMOUNT
                                  AMOUNT       BY FUND FOR ITS         SHOWN IN
       TITLE OF CLASS           AUTHORIZED       OWN ACCOUNT        PREVIOUS COLUMN
       --------------           ----------     ---------------    -------------------
Van Kampen Municipal Income
  Trust
  Common Shares.............      Unlimited           0               28,684,985
  Preferred Shares..........      1,000,000           0                      330
Van Kampen Trust for
  Investment Grade
  Municipals
  Common Shares.............      Unlimited           0               27,013,149
  Preferred Shares..........    100,000,000           0                   10,600


ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS


  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.



  PURCHASE AND SALE. Purchase and sale procedures for the Common Shares of each of the Funds are identical. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA The following table sets forth the high and low sales prices for Common Shares of each Fund on the NYSE for each full quarterly period within each Fund's two most recent fiscal years and for the first two fiscal quarters of the current fiscal year of the Target Fund and the first fiscal quarter of the current fiscal year of the Acquiring Fund, along with the net asset value and discount or premium to net asset value for each quotation.



                                           TARGET FUND
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
December 31, 2004.....     $ 9.56      $10.58        (9.64)%     $8.95      $10.28       (12.94)%
September 30, 2004....     $ 9.48      $10.58       (10.40)%     $8.85      $10.14       (12.72)%
June 30, 2004.........     $ 9.94      $10.59        (6.14)%     $8.41      $ 9.85       (14.62)%
March 31, 2004........     $10.09      $10.94        (7.77)%     $9.42      $10.49       (10.20)%
December 31, 2003.....     $ 9.50      $10.50        (9.52)%     $9.08      $10.24       (11.33)%
September 30, 2003....     $ 9.74      $10.74        (9.31)%     $8.87      $10.00       (11.30)%
June 30, 2003.........     $ 9.91      $11.07       (10.48)%     $9.11      $10.42       (12.57)%
March 31, 2003........     $ 9.25      $10.67       (13.31)%     $8.82      $10.32       (14.53)%
December 31, 2002.....     $ 9.56      $10.64       (10.15)%     $8.63      $10.07       (14.30)%
September 30, 2002....     $ 9.57      $10.66       (10.23)%     $8.90      $ 9.95       (10.55)%



                                          ACQUIRING FUND
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
January 31, 2005......     $15.40      $17.30       (10.98)%    $14.74      $16.93       (12.94)%
October 31, 2004......     $15.52      $17.41       (10.86)%    $14.85      $16.77       (11.45)%
July 31, 2004.........     $14.85      $16.84       (11.82)%    $13.85      $16.36       (15.34)%
April 30, 2004........     $16.55      $18.00        (8.06)%    $14.37      $16.66       (13.75)%
January 31, 2004......     $16.18      $17.61        (8.12)%    $15.50      $17.35       (10.66)%
October 31, 2003......     $15.58      $17.15        (9.15)%    $14.86      $16.53       (10.10)%
July 31, 2003.........     $16.74      $18.00        (7.00)%    $15.10      $16.54        (8.71)%
April 30, 2003........     $16.16      $17.54        (7.87)%    $15.48      $17.16        (9.79)%
January 31, 2003......     $15.98      $17.60        (9.20)%    $15.16      $17.10       (11.35)%



  As of April 25, 2005, (i) the net asset value per share for Target Fund Common Shares was $10.37 and the market price per share was $8.91, representing a discount to net asset value of 14.08%, and (ii) the net asset value per share for Acquiring Fund Common Shares was $17.09 and the market price per share was $14.67, representing a discount to net asset value of 14.16%.



  Common Shares of the Funds have historically traded at a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize the Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.


  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective Common Shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its Common Shares of substantially all of such Fund's net investment income remaining after the payment of dividends on any outstanding Preferred Shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Under current federal tax law, the Target Fund may allocate net capital gains and other taxable income, if any, received by the Target Fund to the Target Fund Common Shares, allowing the Target Fund to pay dividends to the Target Fund RATES which qualify in their entirety as tax exempt distributions. The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among the Acquiring Fund Common Shares and the Acquiring Fund APS on a pro rata basis in the year for which such capital gains and other income is realized.



  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any Preferred Shares of a Fund outstanding, such Fund may declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (1) all accrued Preferred Shares dividends have been paid and
(2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its Preferred Shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company.


  For information concerning the manner in which dividends and distributions to holders of a Fund's Common Shares may be reinvested automatically in such Fund's Common Shares, see "-- Dividend Reinvestment Plan" below.



  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of Common Shares may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar. Unless common shareholders elect to participate in a Plan, all common shareholders will receive distributions of dividends and capital gains in cash. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of Common Shares of each Fund in administering the Plans.



  After the Reorganization, a holder of shares of a Fund who currently receives dividends in cash will continue to receive dividends in cash; all holders who elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.


ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS


  GENERAL. The Preferred Shares of each Fund have similar structures. Both Target Fund RATES and Acquiring Fund APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of such Fund, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. While the Target Fund RATES and Acquiring Fund APS are similar in many respects, there are several differences that shareholders should consider.



  The Acquiring Fund APS have a liquidation preference of $25,000 per share. The Target Fund RATES have a liquidation preference of $500,000 per share. The net asset value per share of each Fund's Preferred Shares equals its liquidation preference plus accumulated but unpaid dividends per share. Neither Target Fund RATES nor Acquiring Fund APS are traded on a stock exchange or over-the-counter. Holders of each Fund's preferred shares do not have preemptive rights to purchase any shares of RATES or APS, respectively, or any other preferred shares that might be issued.


  PURCHASE AND SALE. Both Target Fund RATES and Acquiring Fund APS are purchased and sold at auctions conducted on a regular basis.


  Target Fund RATES generally are purchased and sold at auctions conducted on a regular basis by Deutsche Bank (the "Auction Agent"). Each Auction requires the participation of one or more auction placement agents, selected by the Fund (each an "Auction Placement Agent"), who have entered into an agreements with the Auction Agent, through whom existing or prospective holders may submit orders to the Auction Agent in an auction. On each auction date, each holder may submit orders through an Auction Placement Agent to buy, sell or hold RATES. Each prospective purchaser of Target Fund RATES must sign and deliver to the Fund a Master Purchaser's Letter, in which such prospective purchaser agrees, among other things, that (a) shares of Target Fund RATES may be transferred only
(i) pursuant to a Bid or Sell Order placed in an auction or (ii) to or through an Auction Placement Agent to qualifying eligible persons or to the Fund and (b) ownership of shares of Target Fund RATES will be registered in the name of the Securities Depository or its nominee and will be maintained in book entry form only.



  Acquiring Fund APS generally are purchased and sold at auctions conducted on a regular basis by the Auction Agent. Unless otherwise permitted by the Funds, existing and potential holders of Acquiring Fund APS only may participate in auctions through broker-dealers who have entered into agreements with the Auction Agent ("Broker-Dealers"). Broker-Dealers submit orders to the Auction Agent on behalf of their respective customers who are existing and potential holders of Acquiring Fund APS. On or prior to each auction date for the Acquiring Fund APS, each holder may submit orders to buy, sell or hold Acquiring Fund APS to its Broker-Dealer. Outside of these auctions, shares of Acquiring Fund APS may be purchased or sold through Broker-Dealers in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the Acquiring Fund APS. Each prospective purchaser of Acquiring Fund APS or its Broker-Dealer is required to sign a Master Purchaser's Letter, in which such purchaser agrees, among other things that (a) shares of Acquiring Fund APS may be transferred only (i) pursuant to a Bid or Sell Order placed in an auction or (ii) to or through a Broker-Dealer and (b) ownership of shares of Acquiring Fund APS will be registered in the name of the Securities Depository or its nominee and will be maintained in book entry form only.



  Auctions are generally held every four weeks for Target Fund RATES, and every 28 days for Acquiring Fund APS. As a result of the Reorganization, the last dividend period for the Target Fund RATES prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the ordinary dividend period for such shares.


  REGISTRATION. The Target Fund RATES have not been registered pursuant to the 1933 Act, but are offered pursuant to the private placement exemption contained in Section 4 of the 1933 Act. Therefore, Target Fund RATES may be resold only at auctions or through an Auction Placement Agent in a transaction that is not required to be registered under applicable federal and state securities laws. The Master Purchaser's Letter, which each potential purchaser of Target Fund RATES must sign, places additional restrictions on the resale of Target Fund RATES. Acquiring Fund APS are registered pursuant to the 1933 Act. Broker-Dealers may maintain a secondary trading market in the Acquiring Fund APS outside of auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the Acquiring Fund APS will develop or, it does develop, that it will provide holders with liquidity of investment.


  DIVIDENDS AND DISTRIBUTIONS. The holders of Acquiring Fund APS are entitled to receive, when, as and if declared by the Board of Trustees of the Acquiring Fund, out of funds legally available therefor, cumulative cash dividends on their shares. The holders of Target Fund RATES are entitled to receive, when and if declared by the Board of Trustees of the Target Fund, out of funds legally available therefor, cumulative cash dividends on their shares, not exceeding the available net tax-exempt income. Target Fund RATES do not have any dividend accumulation right with respect to any amount by which the Target Fund's available net tax-exempt income limited the amount of any dividend that would have otherwise been paid for any dividend period. In the event of such a limitation of dividend accumulations, the Target Fund RATES would be subject to mandatory redemption. Dividends on each Fund's Preferred Shares so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Shares, and (ii) in the case of the Target Fund RATES, to the extent permitted under the Internal Revenue Code and to the extent of available net tax exempt income, out of net tax-exempt income earned on the Target Fund investments.


  Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's Preferred Shares which may be in arrears.


  Holders of Target Fund RATES generally receive dividends out of the Fund's available net tax-exempt income, which qualify in their entirety as distributions of tax-exempt interest income for federal income tax purposes (subject to the possible application of the alternative minimum tax). The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, proportionately between its Common Shares and APS. The amount of taxable income allocated to the APS depends upon the amount of such income realized by the Fund, but is generally not expected to be significant.



  In normal circumstances, whenever the Acquiring Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent will in turn notify each Broker-Dealer who will notify existing and potential holders of Acquiring Fund APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If the Acquiring Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an Additional Dividend to offset substantially the tax effect thereof (an "Additional Dividend"). In no other instances will the Fund be required to make payments to holders of its Preferred Shares to offset the tax effect of any reallocation of net capital gains or other taxable income. As a result of the notice and Additional Dividend provisions, the after-tax return to a holders of Target Fund RATES and Acquiring Fund APS is not expected to differ substantially.


  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's Preferred Shares as of a recent auction.


 AUCTION DATE        PREFERRED SHARES       RATE
 ------------        ----------------       ----
                Target Fund RATES--Series
April 15, 2005              A               2.60%
                Target Fund RATES--Series
March 24, 2005              B               2.20%
                Target Fund RATES--Series
April 1, 2005               C               2.45%
                Acquiring Fund APS--Series
April 15, 2005              A               2.50%
                Acquiring Fund APS--Series
March 24, 2005              B               2.50%
                Acquiring Fund APS--Series
March 30, 2005              C               2.55%
                Acquiring Fund APS--Series
April 5, 2005               D               2.25%



  The dividend rates in effect at the closing of the Reorganization will be the rates determined in the auction most recently proceeding such closing.



  RATINGS. The Target Fund RATES and the Acquiring Fund APS have each been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for Preferred Shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's Preferred Shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares. For so long as any shares of the Target Fund RATES or Acquiring Fund APS are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.


  REDEMPTIONS. The redemption provisions pertaining to each Fund's Preferred Shares are similar. It is anticipated that shares of each Fund's Preferred Shares will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Each Fund's Preferred Shares are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for the Preferred Shares specified by Moody's and S&P in connection with their issuance of ratings on the Preferred Shares. Additionally, with respect to the Target Fund RATES, the Target Fund is required to redeem RATES if on any dividend payment date the Target Fund fails to generate sufficient available net tax-exempt income to pay accrued and unpaid dividends on the Target Fund RATES out of solely tax exempt income at the applicable dividend rate. The liquidation preference of Target Fund RATES is $500,000 and the liquidation preference of Acquiring Fund APS is $25,000.


  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of each Fund's Preferred Shares will be entitled to receive, out of the assets of such Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's Common Shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to the Preferred Shares, the liquidation preference of such Preferred Shares, together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments except for any Additional Dividends. The liquidation preference per share of the Target Fund RATES is $500,000 and the liquidation preference per share of the Acquiring Fund APS is $25,000. If the assets of a Fund are insufficient to make the full liquidation payment on the Preferred Shares of such Fund and liquidation payments on any other outstanding class or series of preferred shares of such Fund ranking on a parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.


  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. The Target Fund currently has three series of RATES outstanding, Series A RATES, Series B RATES and Series C RATES. Except as described in the private placement memorandum offering the Target Fund RATES, the terms of each series of Target Fund RATES are the same. The Acquiring Fund currently has four series of APS outstanding, Series A APS, Series B APS, Series C APS and Series D APS. Except as described in the Prospectus offering the Acquiring Fund APS, the terms of each series of Acquiring Fund APS are the same. If the Reorganization is approved and completed, the combined fund will have seven series of APS. The Acquiring Fund will issue Series E APS, Series F APS and Series G APS in exchange for Target Fund RATES. 20 shares of Acquiring Fund

APS (liquidation preference $25,000 per share) will be issued for each share of Target Fund RATES (liquidation preference $500,000 per share).



  ADDITIONAL INFORMATION. For additional information, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund APS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganization, will be amended to reflect the creation of new series and the issuance of additional Acquiring Fund APS.


GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on July 6, 1987 and commenced operations on August 19, 1988; the Acquiring Fund was organized on November 13, 1991 and commenced operations on January 24, 1992.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.


  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.


CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.


  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND


  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the Common Shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.


VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's Common Shares. Holders of each Fund's Common Shares are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's Preferred Shares, holders of Preferred Shares have no voting rights. When holders of a Fund's Preferred Shares are entitled to vote, they are also entitled to cast one vote per share held.


  Holders of Preferred Shares of Fund, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's Preferred Shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, are entitled to elect a majority of the Fund's Trustees until all dividends have been paid or declared and set apart for payment.



  In addition to any vote or consent of shareholders required by law, without the affirmative consent of the holders of at least 66 2/3% of the shares of Target Fund RATES at the time outstanding, given in person or by proxy, either by written consent without a meeting or by vote at any meeting called for that purpose, the Target Fund shall not:


  (1) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable Federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action;

  (2) create, authorize or issue shares of any class or series of beneficial interest ranking senior to the RATES with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to the RATES or reclassify any authorized shares of beneficial interest of the Company into any share ranking senior to the RATES;

  (3) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness in excess of $10,000,000 outstanding at any one time provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company meets the Minimum Asset Coverage and Required Liquid Asset Test as of the immediately preceding Valuation Date with Eligible Assets not subject to any reverse repurchase agreement; and provided further that (a) if the RATES is then rated by Standard & Poor's, the Company may not incur any indebtedness unless such indebtedness is rated "AAA" by Standard & Poor's or is would not adversely affect the current rating by Standard & Poor's or unless the holders of such indebtedness at the time such indebtedness is incurred agree that they will not file a petition or any claim against the Company pursuant to the Federal Bankruptcy Code and the Company obtains an opinion of counsel to the effect that such agreement is enforceable, and (b) if the RATES is then rated by Moody's, the Company may not incur any indebtedness in an amount in excess of $10,000,000 without the approval of Moody's;

  (4) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Eligible Assets, except (a) liens the validity of which are being contested in good faith by appropriate proceedings, (b) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness or reverse repurchase agreements permitted under clause (3) above, (d) liens to secure payment for services rendered by the Trust Company in connection with the RATES and (a) any hedging transactions as contemplated by the Prospectus;

  (5) amend, alter or repeal any of the rights of the holders of RATES so as to affect materially and adversely the preferences, rights or powers of the shares of RATES, or increase the number of shares of RATES authorized to be issued;

  (6) in addition to the voting rights set forth in Section 9.7 of the Amended and Restated Declaration of Trust, consolidate or merge with or into any other corporation (except to the extent that applicable law does not permit such a vote to be required in the Amended and Restated Declaration of Trust), or sell, lease or convey all or substantially all of the assets of the Company (other than with respect to sales, leases and conveyances of assets in the normal course of selling and investing in Eligible Assets); and

  (7) voluntarily dissolve the Company.


  The Certificate of Vote establishing the Acquiring Fund APS provides that the Acquiring Fund shall not take certain actions relating to the preferences, rights or powers of holders of Acquiring Fund APS without the affirmative vote of the holders of a majority of the outstanding shares of Acquiring Fund APS. Additionally, an affirmative vote of a majority of the outstanding shares of each series of Acquiring Fund APS, each voting separately as a class, is required with respect to any matter that materially affects the series in a manner different from that of other series of Acquiring Fund APS. For additional information with respect to the voting rights of holders of Acquiring Fund APS, Target Fund shareholders should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund Common Share outstanding throughout the periods indicated.

                                                                        YEAR ENDED JUNE 30
                                        2004         2003       2002(E)        2001         2000         1999         1998
                                        ----         ----       -------        ----         ----         ----         ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $    10.73   $     9.99   $     9.62   $     8.99   $     9.56   $    10.26   $    10.01
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
 Net Investment Income.............         .65          .66          .70          .75          .81          .84          .89
 Net Realized and Unrealized
   Gain/Loss.......................        (.62)         .70          .31          .66         (.55)        (.70)         .26
Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
 Net Investment Income.............        (.06)        (.07)        (.11)        (.23)        (.22)        (.19)        (.21)
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations...        (.03)        1.29          .90         1.18          .04         (.05)         .94
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............        (.60)        (.55)        (.53)        (.55)        (.61)        (.65)        (.69)
 Net Realized Gain.................        (.05)         -0-          -0-          -0-          -0-          -0-          -0-
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF THE
 PERIOD............................  $    10.05   $    10.73   $     9.99   $     9.62   $     8.99   $     9.56   $    10.26
                                     ==========   ==========   ==========   ==========   ==========   ==========   ==========
Common Share Market Price at End of
 the Period........................  $     8.87   $     9.66   $     8.85   $     8.89   $   8.6875   $    9.625   $   10.875
Total Return(a)....................      -1.63%       15.76%        5.64%        8.88%       -3.08%       -5.68%        6.85%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $    288.2   $    307.9   $    286.4   $    276.0   $    258.0   $    274.1   $    292.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................       1.23%        1.21%        1.25%        1.27%        1.32%        1.24%        1.23%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................       6.25%        6.35%        6.99%        7.94%        9.06%        8.23%        8.69%
Portfolio Turnover.................         22%          35%          41%          50%          54%          98%         103%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................        .79%         .78%         .79%         .79%         .81%         .79%         .79%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................       5.72%        5.67%        5.92%        5.50%        6.59%        6.35%        6.64%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................         330          330          330          330          330          330          330
Asset Coverage Per Preferred
 Share(d)..........................  $1,373,451   $1,433,101   $1,368,316   $1,336,403   $1,281,820   $1,330,642   $1,385,892
Involuntary Liquidating Preference
 Per Preferred Share...............  $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
Average Market Value Per Preferred
 Share.............................  $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

                                              YEAR ENDED JUNE 30
                                        1997         1996         1995
                                        ----         ----         ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $     9.76   $     9.76   $     9.92
                                     ----------   ----------   ----------
 Net Investment Income.............         .92          .94          .96
 Net Realized and Unrealized
   Gain/Loss.......................         .26          .05         (.06)
Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
 Net Investment Income.............        (.21)        (.22)        (.22)
                                     ----------   ----------   ----------
Total from Investment Operations...         .97          .77          .68
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............        (.72)        (.77)        (.84)
 Net Realized Gain.................         -0-          -0-          -0-
                                     ----------   ----------   ----------
NET ASSET VALUE, END OF THE
 PERIOD............................  $    10.01   $     9.76   $     9.76
                                     ==========   ==========   ==========
Common Share Market Price at End of
 the Period........................  $   10.875   $    9.875   $   11.125
Total Return(a)....................      18.32%       -4.27%        8.59%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $    283.2   $    273.7   $    271.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................       1.28%        1.31%        1.33%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................       9.25%        9.47%        9.85%
Portfolio Turnover.................         53%          29%          38%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................        .80%         .82%         .83%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................       7.18%        7.26%        7.56%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................         330          330          330
Asset Coverage Per Preferred
 Share(d)..........................  $1,358,326   $1,329,390   $1,321,483
Involuntary Liquidating Preference
 Per Preferred Share...............  $  500,000   $  500,000   $  500,000
Average Market Value Per Preferred
 Share.............................  $  500,000   $  500,000   $  500,000

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of distributions to preferred shareholders.

(c) Ratios reflect the effect of distributions to preferred shareholders.

(d) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $.01, decrease realized and unrealized gains and losses per share by $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per shares, supplemental data for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

 ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(A)    2001       2000       1999       1998
                                      ----      ----     -------    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 17.15   $ 17.46   $ 17.51   $ 16.22   $  15.63   $  17.64   $  17.29
                                     -------   -------   -------   -------   --------   --------   --------
 Net Investment Income.............     1.09      1.10      1.18      1.25       1.32       1.33       1.35
 Net Realized and Unrealized
   Gain/Loss.......................      .31       .09       .18      1.24        .64      (1.94)       .42
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.10)     (.08)     (.10)     (.32)      (.40)      (.32)      (.34)
   Net Realized Gain...............     (.01)     (.03)     (.07)      -0-        -0-       (.02)      (.02)
                                     -------   -------   -------   -------   --------   --------   --------
Total from Investment Operations...     1.29      1.08      1.19      2.17       1.56       (.95)      1.41
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........    (1.00)    (1.07)    (1.03)     (.88)      (.97)      (.99)     (1.00)
   Net Realized Gain...............     (.10)     (.32)     (.21)      -0-        -0-       (.07)      (.06)
                                     -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.34   $ 17.15   $ 17.46   $ 17.51   $  16.22   $  15.63   $  17.64
                                     =======   =======   =======   =======   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 15.34   $ 15.58   $ 15.80   $ 14.94   $13.5625   $13.6875   $  17.00
Total Return(b)....................    5.76%     7.60%    14.56%    16.85%      6.41%    -13.97%     12.40%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 468.3   $ 463.3   $ 471.6   $ 473.0   $  438.1   $  422.2   $  476.6
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.27%     1.28%     1.41%     1.55%      1.68%      1.61%      1.58%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.43%     6.40%     6.89%     7.37%      8.44%      7.87%      7.73%
Portfolio Turnover.................      18%       23%       33%       29%        31%        33%        29%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .80%      .82%      .89%      .98%      1.03%      1.02%      1.01%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.82%     5.92%     6.30%     5.49%      5.86%      6.00%      5.80%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................   10,600    10,600    10,600    10,600     10,600     10,600      5,300
Asset Coverage Per Preferred
 Share(e)..........................  $69,204   $68,721   $69,511   $69,623   $ 66,332   $ 64,827   $139,932
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.58   $  16.58   $  15.03
                                     --------   --------   --------
 Net Investment Income.............      1.37       1.38       1.42
 Net Realized and Unrealized
   Gain/Loss.......................       .74        .11       1.65
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.35)      (.35)      (.38)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
Total from Investment Operations...      1.76       1.14       2.69
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........     (1.05)     (1.14)     (1.14)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.29   $  16.58   $  16.58
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 16.125   $ 15.813   $  15.75
Total Return(b)....................     8.92%      7.84%     21.15%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  467.0   $  447.8   $  447.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.60%      1.62%      1.68%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     8.16%      8.37%      8.96%
Portfolio Turnover.................       40%        30%        15%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.01%      1.02%      1.04%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     6.06%      6.24%      6.55%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     5,300      5,300      5,300
Asset Coverage Per Preferred
 Share(e)..........................  $138,116   $134,491   $134,501
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL


  Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the NYSE and the CHX additional Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares less the costs of the Reorganization (though cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Fund will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund RATES. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and (ii) distribute the Acquiring Fund APS to the holders of Target Fund RATES. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.



  The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund RATES, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held in an account other than a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Dividend Reinvestment Plan account). In the event of fractional shares held in an account other than a Dividend Reinvestment Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring

Fund for the former preferred shareholders of Target Fund RATES would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization Agreement -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).



  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date less the costs of the Reorganization. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for its share of the reorganization costs. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund RATES. Each holder of Target Fund RATES would receive Acquiring Fund APS that would have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund RATES immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares or Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund APS or Target Fund RATES. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the separate Funds.



  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund RATES will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on a 28 day schedule, similar to the schedule of dividend payment dates for Target Fund RATES. The auction procedures for the Acquiring Fund APS and the Target Fund RATES are similar. As a result of the Reorganization, the last dividend period for the Target Fund RATES prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the ordinary dividend period for such shares.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Date"). The valuation procedures are the same for each Fund: the net asset value per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Preferred Shares of the issuing Fund is divided by the total number of Common Shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Valuation Date.


  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by Common Shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.


  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target

Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund Common Shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held in an account other than a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held in an account other than a Dividend Reinvestment Plan account.


  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred Shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.


  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Joint Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.


    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares solely for Acquiring Fund Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the Acquiring Fund, as discussed below) or all of his, her or its Target Fund RATES solely for Acquiring Fund APS pursuant to the Reorganization.


    - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional shall for which cash is received).

    - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.


    - A shareholder of the Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares is more than one year as of the date of the exchange.


    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.


  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to the Target Fund and its shareholders.


  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.


  Pursuant to the grandfather relief granted in Revenue Ruling 89-81, 1989-1 C.B. 226, the Target Fund is permitted to designate that dividends paid on the Target Fund RATES consist of more than the Target Fund RATES's pro rata share of tax-exempt income earned by the Target Fund. The Acquiring Fund, however, is not eligible to make such disproportionate designations. Accordingly, designations made by the Acquiring Fund with respect to dividends paid on the Acquiring Fund APS will be treated as consisting of a pro rata portion of each type of income so designated.


  For five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

SHAREHOLDER APPROVAL


  Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of the Target Fund), relevant Massachusetts law and the rules of the NYSE and CHX, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and 66 2/3% of the outstanding Target Fund RATES, each voting separately as a class.



                  PROPOSAL 2: ELECTION OF TARGET FUND TRUSTEES



  NYSE and CHX rules call for listed companies to have a meeting to elect trustees each fiscal year. Since the Target Fund's current fiscal year ends on June 30, 2005, the Target Fund Board is asking shareholders of that Fund to elect trustees at this time. The Special Meeting will serve as the annual meeting of shareholders of the Target Fund. The Target Fund Board believes that combining the proposals related to the proposed Reorganization with the proposal to elect trustees of the Target Fund into one Joint Proxy Statement/Prospectus is cost effective. The fiscal year end of the Acquiring Fund occurs later in the year, and thus the Acquiring Fund Board will ask shareholders of the Acquiring Fund to elect trustees at a separate meeting to take place later in the year.



  This Joint Proxy Statement/Prospectus asks shareholders of the Target Fund to elect four Class I trustees at the Special Meeting, to serve until the later of such Fund's Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares.

  As in the past, only one class of trustees is being submitted to shareholders of the Target Fund for election at the Special Meeting. The Declaration of Trust of the Target Fund provides that the Target Fund Board shall consist of trustees divided into three classes, the classes to be as nearly equal in number as possible. The trustees of only one class are elected at each annual meeting so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of trustees of the Target Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law and the Target Fund's Declaration of Trust and Bylaws.


  The Board of Trustees recommends a vote "FOR ALL" of the nominees.


                INFORMATION REGARDING TRUSTEES AND NOMINEES FOR
                              ELECTION AS TRUSTEE


  The tables below list the incumbent trustees and nominees for trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with Van Kampen Investments, the Adviser, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Joint Proxy Statement/Prospectus. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement/Prospectus and have agreed to serve if elected.

                              INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive            82
Blistex Inc.                                  since 1991  Officer of Blistex Inc., a
1800 Swift Drive                                          consumer health care products
Oak Brook, IL 60523                                       manufacturer. Director of the
                                                          Heartland Alliance, a nonprofit
                                                          organization serving human needs
                                                          based in Chicago. Director of St.
                                                          Vincent de Paul Center, a Chicago
                                                          based day care facility serving
                                                          the children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999, Chairman         80
33971 Selva Road                              since 2003  and Chief Executive Officer of the
Suite 130                                                 Allstate Corporation ("Allstate")
Dana Point, CA 92629                                      and Allstate Insurance Company.
                                                          Prior to January 1995, President
                                                          and Chief Executive Officer of
                                                          Allstate. Prior to August 1994,
                                                          various management positions at
                                                          Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (59)               Trustee/Director/Managing
Blistex Inc.                     General Partner of funds in the
1800 Swift Drive                 Fund Complex.
Oak Brook, IL 60523

Jerry D. Choate (66)             Trustee/Director/Managing
33971 Selva Road                 General Partner of funds in the
Suite 130                        Fund Complex. Director of Amgen
Dana Point, CA 92629             Inc., a biotechnological
                                 company, and Director of Valero
                                 Energy Corporation, an
                                 independent refining company.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a             82
CAC, L.L.C.                                   since 1991  private company offering capital
4350 LaJolla Village Drive                                investment and management advisory
Suite 980                                                 services. Prior to February 2001,
San Diego, CA 92122-6223                                  Vice Chairman and Director of
                                                          Anixter International, Inc., a
                                                          global distributor of wire, cable
                                                          and communications connectivity
                                                          products. Prior to July 2000,
                                                          Managing Partner of Equity Group
                                                          Corporate Investment (EGI), a
                                                          company that makes private
                                                          investments in other companies.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee/Director/Managing
CAC, L.L.C.                      General Partner of funds in the
4350 LaJolla Village Drive       Fund Complex. Director of
Suite 980                        Stericycle, Inc., Ventana
San Diego, CA 92122-6223         Medical Systems, Inc., and GATX
                                 Corporation, and Trustee of The
                                 Scripps Research Institute.
                                 Prior to January 2005, Trustee
                                 of the University of Chicago
                                 Hospitals and Health Systems.
                                 Prior to April 2004, Director
                                 of TheraSense, Inc. Prior to
                                 January 2004, Director of
                                 TeleTech Holdings Inc. and
                                 Arris Group, Inc. Prior to May
                                 2002, Director of Peregrine
                                 Systems Inc. Prior to February
                                 2001, Director of IMC Global
                                 Inc. Prior to July 2000,
                                 Director of Allied Riser
                                 Communications Corp., Matria
                                 Healthcare Inc., Transmedia
                                 Networks, Inc., CNA Surety,
                                 Corp. and Grupo Azcarero Mexico
                                 (GAM).

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &          80
Heidrick & Struggles                          since 2003  Struggles, an executive search
233 South Wacker Drive                                    firm. Trustee on the University of
Suite 7000                                                Chicago Hospitals Board, Vice
Chicago, IL 60606                                         Chair of the Board of the YMCA of
                                                          Metropolitan Chicago and a member
                                                          of the Women's Board of the
                                                          University of Chicago. Prior to
                                                          1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting
                                                          firm. Prior to 1996, Trustee of
                                                          The International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to 1995,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding
                                                          company. Prior to 1992, Executive
                                                          Vice President of La Salle
                                                          National Bank.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee/Director/Managing
Heidrick & Struggles             General Partner of funds in the
233 South Wacker Drive           Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of the           80
1744 R Street, NW                             since 2003  German Marshall Fund of the United
Washington, DC 20009                                      States, an independent U.S.
                                                          foundation created to deepen
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and Chief      82
736 North Western Avenue                      since 1992  Executive Officer of Pocklington
P.O. Box 317                                              Corporation, Inc., an investment
Lake Forest, IL 60045                                     holding company. Director of the
                                                          Marrow Foundation.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee/Director/Managing
1744 R Street, NW                General Partner of funds in the
Washington, DC 20009             Fund Complex.

Howard J Kerr (69)               Trustee/Director/Managing
736 North Western Avenue         General Partner of funds in the
P.O. Box 317                     Fund Complex. Director of the
Lake Forest, IL 60045            Lake Forest Bank & Trust.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson Investment          80
423 Country Club Drive                        since 2003  Planning Services, Inc., a
Winter Park, FL 32789                                     financial planning company and
                                                          registered investment adviser in
                                                          the State of Florida. President of
                                                          Nelson Ivest Brokerage Services
                                                          Inc., a member of the NASD,
                                                          Securities Investors Protection
                                                          Corp. and the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Jack E. Nelson (69)              Trustee/Director/Managing
423 Country Club Drive           General Partner of funds in the
Winter Park, FL 32789            Fund Complex.


                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and Honorary         82
1126 E. 59th Street                           since 1994  Trustee of the University of
Chicago, IL 60637                                         Chicago and the Adam Smith
                                                          Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to
                                                          July 2000, President of the
                                                          University of Chicago. Trustee of
                                                          the University of Rochester and a
                                                          member of its investment
                                                          committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a fellow
                                                          of the American Academy of Arts
                                                          and Sciences.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee/Director/Managing
1126 E. 59th Street              General Partner of funds in the
Chicago, IL 60637                Fund Complex. Director of
                                 Winston Laboratories, Inc.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer of         80
815 Cumberstone Road                          since 2003  the National Academy of Sciences/
Harwood, MD 20776                                         National Research Council, an
                                                          independent, federally chartered
                                                          policy institution, from 2001 to
                                                          November 2003 and Chief Operating
                                                          Officer from 1993 to 2001.
                                                          Director of the Institute for
                                                          Defense Analyses, a federally
                                                          funded research and development
                                                          center, Director of the German
                                                          Marshall Fund of the United
                                                          States, Director of the Rocky
                                                          Mountain Institute and Trustee of
                                                          Colorado College. Prior to 1993,
                                                          Executive Director of the
                                                          Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of
                                                          Sciences/National Research
                                                          Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee/Director/Managing
815 Cumberstone Road             General Partner of funds in the
Harwood, MD 20776                Fund Complex. Director of Fluor
                                 Corp., an engineering,
                                 procurement and construction
                                 organization, since January
                                 2004 and Director of Neurogen
                                 Corporation, a pharmaceutical
                                 company, since January 1998.

                              INTERESTED TRUSTEES*

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief Executive Officer of funds in the Fund        80
1221 Avenue of the Americas   President    since       Complex. Chairman, President, Chief Executive Officer and
New York, NY 10020            and Chief    2003;       Director of the Adviser and Van Kampen Advisors Inc. since
                              Executive    President   December 2002. Chairman, President and Chief Executive
                              Officer      and Chief   Officer of Van Kampen Investments since December 2002.
                                           Executive   Director of Van Kampen Investments since December 1999.
                                           Officer     Chairman and Director of Van Kampen Funds Inc. since
                                           since 2002  December 2002. President, Director and Chief Operating
                                                       Officer of Morgan Stanley Investment Management since
                                                       December 1998. President and Director since April 1997 and
                                                       Chief Executive Officer since June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive Officer and Director of
                                                       Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                                                       Stanley Trust. Director of various Morgan Stanley
                                                       subsidiaries. President of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to July 2003, Chief Strategic
                                                       Officer of Morgan Stanley Investment Advisors Inc. and
                                                       Morgan Stanley Services Company Inc. and Executive Vice
                                                       President of Morgan Stanley Distributors Inc. from April
                                                       1997 to June 1998. Chief Executive Officer from September
                                                       2002 to April 2003 and Vice President from May 1997 to April
                                                       1999 of the Morgan Stanley Funds.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Richard F. Powers, III* (59)  Trustee      Trustee     Advisory Director of Morgan Stanley. Prior to December 2002,      82
1221 Avenue of the Americas                since 1999  Chairman, Director, President, Chief Executive Officer and
New York, NY 10020                                     Managing Director of Van Kampen Investments and its
                                                       investment advisory, distribution and other subsidiaries.
                                                       Prior to December 2002, President and Chief Executive
                                                       Officer of funds in the Fund Complex. Prior to May 1998,
                                                       Executive Vice President and Director of Marketing at Morgan
                                                       Stanley and Director of Dean Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of Skadden, Arps, Slate, Meagher &        82
333 West Wacker Drive                      since 1991  Flom LLP, legal counsel to funds in the Fund Complex.
Chicago, IL 60606


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE

Richard F. Powers, III* (59)  Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.

Wayne W. Whalen* (65)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential Library
                              Foundation.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

REMUNERATION OF TRUSTEES

  The compensation of trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments, Inc. is paid by the respective entity. The funds in the Fund Complex, including the Target Fund, pay the non-affiliated trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated trustees that provides non-affiliated trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


  Each non-affiliated trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of the Target Fund or other funds in the Fund Complex as selected by the respective non-affiliated trustee, with the same economic effect as if such non-affiliated trustee had invested in one or more funds in the Fund Complex, including the Target Fund. To the extent permitted by the 1940 Act, the Target Fund may invest in securities of those funds selected by the non-affiliated trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Target Fund.



  The Target Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated trustee who is receiving trustee's compensation from the Target Fund prior to such non-affiliated trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Target Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such trustee's retirement from the Target Fund. Non-affiliated trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund.


  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Target Fund's most recently completed fiscal year end in 2004 or the Fund Complex's most recently completed calendar year ended December 31, 2004.

                               COMPENSATION TABLE


                                                             FUND COMPLEX
                                         -----------------------------------------------------
                                                                AGGREGATE
                                         AGGREGATE PENSION      ESTIMATED           TOTAL
                           AGGREGATE       OR RETIREMENT         MAXIMUM        COMPENSATION
                          COMPENSATION   BENEFITS ACCRUED    ANNUAL BENEFITS   BEFORE DEFERRAL
                          FROM TARGET       PART OF AS       ACCRUED AS PART      FROM FUND
          NAME              FUND(2)         EXPENSES(3)      OF EXPENSES(4)      COMPLEX(5)
          ----            ------------   -----------------   ---------------   ---------------
INDEPENDENT TRUSTEES
David C. Arch...........     $4,328          $ 35,277           $147,500          $192,530
Jerry D. Choate.........      5,551            82,527            126,000           200,002
Rod Dammeyer............      4,128            63,782            147,500           208,000
Linda Hutton Heagy......      5,350            24,465            142,500           184,784
R. Craig Kennedy........      5,551            16,911            142,500           200,002
Howard J Kerr...........      4,328           140,743            146,250           208,000
Jack E. Nelson..........      5,551            97,294            109,500           200,002
Hugo F. Sonnenschein....      4,328            64,476            147,500           208,000
Suzanne H. Woolsey......      5,551            58,450            142,500           200,002
INTERESTED TRUSTEE
Wayne W. Whalen(1)......      4,328            72,001            147,500           208,000


---------------

(1)Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Target Fund and certain other funds in the Fund Complex. Theodore A. Myers retired from the Board of Trustees of the Target Fund and other funds in the Fund Complex as of December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of the Target Fund and other funds in the Fund Complex as of December 31, 2004.



(2)The amounts shown in this column represent the aggregate compensation before deferral by the Trustees with respect to the Target Fund's fiscal year ended June 30, 2004. The following Trustees deferred compensation from the Target Fund during the fiscal year ended June 30, 2004: Mr. Choate, $5,551; Mr. Dammeyer, $4,128; Ms. Heagy, $5,350; Mr. Nelson, $5,551; Mr.
   Sonnenschein, $4,328; and Mr. Whalen, $4,328. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Target Fund as of June 30, 2004 is as follows: Mr. Choate, $5,775; Mr. Dammeyer, $47,669; Ms. Heagy, $5,698; Mr. Kerr, $28,639; Mr. Nelson, $5,861; Mr. Sonnenschein, $49,070; and Mr. Whalen, $50,189. The deferred compensation plan is described above the table. Amounts deferred are retained by the Target Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Target Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Target Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation.

(3)The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2004.

(4)For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the compensation table.

(5)The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2004 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS


  The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the NYSE, American Stock Exchange and CHX listing standards.



  The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the NYSE, American Stock Exchange and CHX listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Target Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Target Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Target Fund with management as well as with the independent registered public accounting firm of the Target Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Target Fund that the Target Fund's audited financial statements be included in the Target Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.


  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter of the Target Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.


  The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Target Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.



  The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the NYSE, American Stock Exchange and CHX listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Target Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Target Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Target Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates form the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Target Fund at the Target Fund's offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified for each trustee.


  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter of the Target Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.

  During the Target Fund's last fiscal year, the Board of Trustees held 13 meetings. During the Target Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board and held 5 meetings. During the last fiscal year, each of the trustees of the Target Fund during such period such trustee served as a trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member.


                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS


  The following information relates to the executive officers of the Target Fund who are not trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Target Fund are appointed annually by the trustees and serve for one year or until their respective successors are chosen and qualified. The Target Funds' officers receive no compensation from the funds in the Fund Complex but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

SHAREHOLDER INFORMATION



  Excluding deferred compensation balances as described in the Compensation Table above, as of April 25, 2005, each trustee beneficially owned equity securities of the Target Fund and other funds in the Fund Complex overseen by the trustees in the dollar range amounts as specified below.


                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES


                                                               TRUSTEE
                      -----------------------------------------------------------------------------------------
                        ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                        ----    ------   --------   -----    -------    ----    ------   ------------  -------
Dollar range of
 equity securities
 owned in the Target
 Fund...............    $1-      none      over      $1-       $1-      none     none        $1-         $1-
                      $10,000            $100,000  $10,000   $10,000                       $10,000     $10,000
Aggregate dollar
 range of equity
 securities owned in
 all registered
 investment
 companies overseen
 by trustee in Fund
 Complex............  $50,001-    $1-      over    $10,001-    over      $1-      $1-      $10,001-    $10,001-
                      $100,000  $10,000  $100,000  $50,000   $100,000  $10,000  $10,000    $50,000     $50,000


INTERESTED TRUSTEES


                                                               TRUSTEE
                                                   --------------------------------
                                                    MERIN       POWERS      WHALEN
                                                    -----       ------      ------
Dollar range of equity securities in the Target
  Fund.........................................      none        none        $1-
                                                                           $10,000
Aggregate dollar range of equity securities in
  all registered investment companies overseen
  by trustee in Fund Complex...................      over        over        over
                                                   $100,000    $100,000    $100,000

  Including deferred compensation balances as described in the Compensation Table, as of April 25, 2005, each trustee owned the dollar ranges of amounts of the Target Fund and other funds in the Fund Complex as specified below.


             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES


                                                                TRUSTEE
                      --------------------------------------------------------------------------------------------
                        ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                        ----     ------   --------   -----    -------     ----     ------   ------------  -------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Target Fund........    $1-       $1-       over      $1-       $1-       none      $1-         $1-         $1-
                      $10,000   $10,000   $100,000  $10,000   $10,000             $10,000     $10,000     $10,000
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment
 companies overseen
 by trustee in Fund
 Complex............  $50,001-    over      over      over      over      over      over        over      $10,000-
                      $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000


INTERESTED TRUSTEES


                                                               TRUSTEE
                                                   --------------------------------
                                                    MERIN       POWERS      WHALEN
                                                    -----       ------      ------
Dollar range of equity securities owned in the
  Target Fund..................................      none        none      $10,001-
                                                                           $50,000
Aggregate dollar range of equity securities
  owned in all registered investment companies
  overseen by trustee in Fund Complex..........      over        over        over
                                                   $100,000    $100,000    $100,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



  The Board of Trustees of the Target Fund, including a majority of the Trustees who are not "interested persons" of the Target Fund (as defined by the 1940
Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Target Fund. The selection of D&T for the current fiscal year was recommended and approved by the Target Fund's audit committee and approved by the Target Fund's Board. The Target Fund knows of no direct or indirect financial interest of D&T in the Target Fund. Representatives of D&T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.


AUDIT AND OTHER FEES


  Each Fund and certain "covered entities" were billed the amounts listed below by D&T during the Target Fund's most recent two fiscal years.


FISCAL YEAR ENDED JUNE 30, 2004


                                                    NON-AUDIT FEES
                                    ----------------------------------------------
                                                                           TOTAL
       ENTITY          AUDIT FEES   AUDIT RELATED    TAX     ALL OTHER   NON-AUDIT    TOTAL
       ------          ----------   -------------    ---     ---------   ---------    -----
Target Fund..........   $29,480       $    400      $1,550      $0       $  1,950    $ 31,430
Covered Entities*....       N/A       $230,000      $    0      $0       $230,000    $230,000


FISCAL YEAR ENDED JUNE 30, 2003


                                                    NON-AUDIT FEES
                                    ----------------------------------------------
                                                                           TOTAL
ENTITY                 AUDIT FEES   AUDIT RELATED    TAX     ALL OTHER   NON-AUDIT    TOTAL
------                 ----------   -------------    ---     ---------   ---------    -----
Target Fund..........   $27,876        $ 3,000      $1,500      $0        $ 4,500    $32,176
Covered Entities*....       n/a        $95,000      $    0      $0        $95,000    $95,000


---------------

* Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Target Fund.


  The audit committee of each Board has considered whether the provision of non-audit services performed by D&T to the Funds and "covered entities" is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was attached to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.


SHAREHOLDER APPROVAL



  An affirmative vote of a plurality of the Common Shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise. For more information regarding voting requirements, see "Other Information -- Voting Information and Requirements" below.

 ------------------------------------------------------------------------------

        PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

 ------------------------------------------------------------------------------


  Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: Reorganization of the Target Fund" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund RATES, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares.



  The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference Target Fund RATES held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  In connection with the Reorganization and as contemplated by the Reorganization Agreement, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.


SHAREHOLDER APPROVAL


  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. For more information regarding voting requirements, see the section entitled "Other Information--Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS


  GENERAL. A list of shareholders of the Target Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Target Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.



  RECORD DATE. The Funds' Boards have fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding 28,684,985 Target Fund Common Shares and 330 Target Fund RATES and the Acquiring Fund had outstanding 27,013,149 Acquiring Fund Common Shares and 10,600 Acquiring Fund APS.



  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.


  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal.


  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of the total Target Fund Common Shares outstanding and 66 2/3% of the Target Fund RATES outstanding, each voting as a separate class. With respect to Proposal 2, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. With respect to Proposal 3, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as votes "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.


  With respect to each proposal, a majority of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


  CERTAIN VOTING INFORMATION REGARDING TARGET FUND RATES. Pursuant to the rules of the NYSE, Target Fund RATES held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's preferred shares outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund's preferred shares outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund RATES on the Reorganization in the same proportion as the votes cast by all holders of Target Fund RATES who voted on the Reorganization. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists.

SHAREHOLDER INFORMATION


  As of April 25, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the outstanding common shares of either Fund.



  The table below indicates the number of common shares of the Funds owned beneficially by each trustee that owns shares of the Funds, as of April 25, 2005, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund.



                                     TARGET FUND                         ACQUIRING FUND
                          ----------------------------------   ----------------------------------
                                         COMMON SHARES OWNED                  COMMON SHARES OWNED
                                         AS A PERCENTAGE OF                   AS A PERCENTAGE OF
                             COMMON         COMMON SHARES         COMMON         COMMON SHARES
                          SHARES OWNED       OUTSTANDING       SHARES OWNED       OUTSTANDING
                          ------------   -------------------   ------------   -------------------
Arch....................        577              < 1%                   300           < 1%
Dammeyer................     11,300              < 1%                     0             0%
Heagy...................        100              < 1%                     0             0%
Kennedy.................        100              < 1%                     0             0%
Sonnenscehin............        300              < 1%                     0             0%
Whalen..................        863              < 1%                   903           < 1%
Woolsey.................        565              < 1%                   355           < 1%



  To the knowledge of the Funds, no executive officers owned, directly or beneficially, Common Shares of the Funds as of April 25, 2005 and no trustees or executive officers owned Preferred Shares of the Funds as of that date.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the NYSE, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements except that, due to clerical errors, Form 4 filings regarding a sales transaction of Target Fund Common Shares and Acquiring Fund Common Shares by Mr. Whalen, were not filed in a timely manner.


SHAREHOLDER PROPOSALS


  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.



  Shareholder proposals intended to be presented at the year 2006 Annual Meeting of the Target Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Target Fund at the Target Fund's principal executive offices by February 22, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Target Fund at the Target Fund's principal executive offices not later than March 26, 2006. If the Reorganization is approved and completed, the Target Fund will cease to exist and will not hold its 2006 Annual Meeting. Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meeting of the Acquiring Fund will be provided in the proxy statement relating to the 2005 Annual Meeting of the Acquiring Fund, which is expected to take place later this year.



SOLICITATION OF PROXIES



  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about May 10, 2005. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that any such solicitation would cost approximately $39,800 for the Target Fund and $41,700 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganization which will be borne by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization.



LEGAL MATTERS



  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Funds and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.


  Representatives of D&T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.



  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.



  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card promptly or please record your voting instructions by telephone or via the internet. No postage is necessary if the enclosed proxy card is mailed in the United States.


                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Municipal Income Trust
                                       Van Kampen Trust for Investment
                                         Grade Municipals

May 6, 2005

                                   EXHIBIT I



                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



  Issue credit ratings are based in varying degrees, on the following considerations:



        1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;



        2. Nature of and provisions of the obligation; and



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

(Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.



  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.



                        SHORT-TERM ISSUE CREDIT RATINGS



  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                                  DUAL RATINGS



  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                          LONG-TERM OBLIGATION RATINGS



  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.



                     MOODY'S LONG-TERM RATING DEFINITIONS:



  Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.



  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.



  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



  B: Obligations rated B are considered speculative and are subject to high credit risk.



  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.



  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.



  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            MEDIUM-TERM NOTE RATINGS



  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:



        1. Notes containing features that link interest or principal to the credit performance of any third party or parties



        2. Notes allowing for negative coupons, or negative principal



        3. Notes containing any provision that could obligate the investor to make any additional payments



        4. Notes containing provisions that subordinate the claim.



  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.



  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.



                               SHORT-TERM RATINGS



  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



                                      P-1



  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



                                      P-2



  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



                                       NP



  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 5, 2005


                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                       VAN KAMPEN MUNICIPAL INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

                   VAN KAMPEN TRUST FOR INVESTMENT MUNICIPALS


                               DATED MAY 6, 2005



     This Statement of Additional Information is available to the shareholders of Van Kampen Municipal Income Trust (the "Target Fund") in connection with a proposed transaction (the "Reorganization") whereby Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund RATES, and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated May 6, 2005 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).



     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS


Trustees and Officers.......................................   S-3
Investment Advisory Agreement...............................   S-6
Other Agreements............................................   S-8
Fund Management.............................................   S-9
Code of Ethics..............................................  S-11
Portfolio Transactions and Brokerage Allocation.............  S-12
Additional Information Relating to Auction Preferred Shares
  of the Acquiring Fund.....................................  S-14
Other Information...........................................  S-24
Financial Statements........................................  S-24
Pro Forma Financial Statements..............................  S-24
Appendix A--Agreement and Plan of Reorganization............   A-1
Appendix B--Certificate of Vote of Trustees Establishing
  Preferred Shares..........................................   B-1
Appendix C--Annual Report of the Acquiring Fund.............   C-1
Appendix D--Annual Report of the Target Fund................   D-1
Appendix E--Semiannual Report of the Target Fund............   E-1
Appendix F--Proxy Voting Policy and Procedures..............   F-1
Appendix G--Pro Forma Financial Statements..................   G-1

                             TRUSTEES AND OFFICERS

GENERAL


     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and Target Fund share the same Board of Trustees and executive officers. Information regarding the trustees and executive officers of the Target Fund and the Acquiring Fund, including their principal occupations during the last five years, other directorships held by trustees and certain affiliates, can be found in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Target Fund Trustees." The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information.


COMPENSATION


     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or Van Kampen Funds Inc. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

     Additional information regarding compensation and benefits for trustees of the Target Fund is included in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Target Fund Trustees."



     Additional information regarding compensation and benefits for trustees of the Acquiring Fund set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                  Fund Complex
                                         --------------------------------------------------------------
                         Aggregate       Aggregate Pension   Aggregate Estimated
                        Compensation       or Retirement       Maximum Annual
                          from the       Benefits Accrued     Benefits from the     Total Compensation
                         Acquiring          as Part of          Fund Complex       before Deferral from
       Name(1)            Fund(2)           Expenses(3)      Upon Retirement(4)      Fund Complex(5)
       -------        ----------------   -----------------   -------------------   --------------------
INDEPENDENT TRUSTEES
David C. Arch              $5,706            $ 35,277             $147,500               $192,530
Jerry D. Choate             7,974              82,527              126,000                200,002
Rod Dammeyer                5,712              63,782              147,500                208,000
Linda Hutton Heagy          7,773              24,465              142,500                184,784
R. Craig Kennedy            7,974              16,911              142,500                200,002
Howard J Kerr               5,912             140,743              146,250                208,000
Jack E. Nelson              7,794              97,294              109,500                200,002
Hugo F. Sonnenschein        5,912              64,476              147,500                208,000
Suzanne H. Woolsey          7,974              58,450              142,500                200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)          5,912              72,001              147,500                208,000


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. Theodore A. Myers retired from the Board of Trustees of the Acquiring Fund and other funds in the Fund Complex as of December 31, 2003.
    J. Miles Branagan retired as a member of the Board of Trustees of the Acquiring Fund and other funds in the Fund Complex on December 31, 2004.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2004. The following Trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $7,974; Mr. Dammeyer, $5,712; Ms. Heagy, $7,773; Mr. Nelson, $7,974; Mr. Sonnenschein, $5,912; and Mr. Whalen, $5,912. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 2004 is as follows: Mr. Choate, $10,447; Mr. Dammeyer, $71,918; Ms. Heagy, $10,380; Mr. Kerr, $30,633; Mr.
    Sonnenschein, $62,616; and Mr. Whalen, $64,217. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES


     The Board of Trustees of each Fund has the same standing committees. Information regarding the standing committees, including the members and responsibilities of each committee is included in the Joint Proxy
Statement/Prospectus under "Proposal 2: Election of Target Fund Trustees."



     During the last fiscal year of the Acquiring Fund, the Board of Trustees held 16 meetings. During the last fiscal year of the Acquiring Fund, the audit committee held 5 meetings, the brokerage and services committee held 4 meetings and the governance committee held 5 meetings. The number of meetings held by the Board of Trustees of the Target Fund and each committee thereof during the last fiscal year of the Target Fund is included in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Target Fund Trustees."


SHARE OWNERSHIP


     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Acquiring Fund beneficially owned equity securities of the Acquiring Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES


                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in the Acquiring Fund.............    $1-      none      over      none      none     none     none        none        $1-
                                     $10,000            $100,000                                                      $10,000
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000

INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in the Acquiring Fund.....    none      none    $10,001-
                                                                                  $50,000
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000



     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Acquiring Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Acquiring Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.


          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES


                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    $1-       $1-       over      $1-       none      none      $1-         $1-         $1-
                                  $10,000   $10,000   $100,000  $10,000                       $10,000     $10,000     $10,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,001-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000


INTERESTED TRUSTEES


                                                      TRUSTEE
                                  -----------------------------------------------
                                      MERIN          POWERS           WHALEN
                                      -----          ------           ------
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................      none            none           $10,001-
                                                                      $50,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................      over            over             over
                                    $100,000        $100,000         $100,000



     Share ownership and deferred compensation information for the trustees of the Target Fund is included in the Joint Proxy Statement/Prospectus under "Proposal 2: Election of Target Fund Trustees."



                         INVESTMENT ADVISORY AGREEMENT



     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under an Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. A Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's preferred shares, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of Van Kampen Investments, the Adviser or Van Kampen Funds Inc.) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.



     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     In approving an Advisory Agreement, the Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of a Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with a Fund's shareholders, and the propriety of alternative breakpoints in a Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of a Fund and other investment companies at different asset levels. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of the respective Fund and its shareholders.


ADVISORY FEES


     The Adviser received the approximate advisory fees from each Fund as follows:



                                                    FISCAL YEAR ENDED OCTOBER 31,
                                                 ------------------------------------
                                                    2004         2003         2002
                                                 ----------   ----------   ----------
Acquiring Fund.................................  $4,365,600   $4,365,300   $4,360,800

                                                      FISCAL YEAR ENDED JUNE 30,
                                                 ------------------------------------
                                                    2004         2003         2002
                                                 ----------   ----------   ----------
Target Fund....................................  $2,777,232   $2,784,100   $2,683,234



                                OTHER AGREEMENTS



THE ADMINISTRATION AGREEMENT



     The administrative services provided by Van Kampen Funds Inc. (the "Administrator") include record keeping and reporting responsibilities with respect to the Acquiring Fund's portfolio and preferred shares and providing certain services to shareholders. Prior to June 1, 2004, the Acquiring Fund paid the Administrator a monthly administrative fee at the annual rate of 0.05% of the average net assets of the Acquiring Fund. Effective June 1, 2004, the administrative fee was reduced from 0.05% to 0.00%.



ADMINISTRATIVE FEES



     The Adviser received the approximate administrative fees from the Acquiring Fund as follows:



                                                      FISCAL YEAR ENDED OCTOBER 31,
                                                      ------------------------------
                                                        2004       2003       2002
                                                      --------   --------   --------
Acquiring Fund......................................  $212,800   $366,300   $940,300



ACCOUNTING SERVICES AGREEMENT



     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



ACCOUNTING SERVICES FEES



     The Adviser received the approximate accounting services fees from each Fund as follows:



                                                         FISCAL YEAR ENDED OCTOBER 31,
                                                         ------------------------------
                                                           2004       2003       2002
                                                         --------   --------   --------
Acquiring Fund.........................................  $36,100    $40,900    $42,300



                                                         FISCAL YEAR ENDED JUNE 30,
                                                         ---------------------------
                                                          2004      2003      2002
                                                         -------   -------   -------
Target Fund............................................  $25,665   $31,141   $30,475

LEGAL SERVICES AGREEMENT



     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation; accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



LEGAL SERVICES FEES



     The Adviser received the approximate legal services fees from each Fund as follows:



                                                         FISCAL YEAR ENDED OCTOBER 31,
                                                         ------------------------------
                                                           2004       2003       2002
                                                         --------   --------   --------
Acquiring Fund.........................................  $25,500    $22,400    $16,400



                                                         FISCAL YEAR ENDED JUNE 30,
                                                         ---------------------------
                                                          2004      2003      2002
                                                         -------   -------   -------
Target Fund............................................  $20,778   $15,832   $22,612



                                FUND MANAGEMENT


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of December 31, 2004, Thomas Byron managed 6 registered investment companies with a total of $2.48 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.



     As of December 31, 2004, Robert Wimmel managed 39 registered investment companies with a total of $11.35 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.



     As of December 31, 2004, John Reynoldson managed 36 registered investment companies with a total of $8.25 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 295 other accounts with a total of $239 million in assets.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.



PORTFOLIO MANAGER COMPENSATION STRUCTURE



     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.



     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.



     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.



     Discretionary compensation can include:



     - Cash Bonus;



     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;



     - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates, and



     - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:



     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.



     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.



     - Contribution to the business objectives of the Adviser.



     - The dollar amount of assets managed by the portfolio manager.



     - Market compensation survey research by independent third parties.



     - Other qualitative factors, such as contributions to client objectives.



     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.



     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.



SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS



     As of each Fund's fiscal year end, none of the portfolio managers owned equity securities of either Fund.



                                 CODE OF ETHICS



     The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.



     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

(c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.



     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, a Fund paid no commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:



                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
COMMISSIONS PAID:
  Acquiring Fund
     Fiscal year ended October 31,
       2004..............................    $22,525               $0
     Fiscal year ended October 31,
       2003..............................    $28,760               $0
     Fiscal year ended October 31,
       2002..............................    $ 4,416               $0
  Target Fund
     Fiscal year ended June 30, 2004.....    $ 2,345               $0
     Fiscal year ended June 30, 2003.....    $ 6,687               $0
     Fiscal year ended June 30, 2002.....    $     0               $0
FISCAL YEAR 2004 PERCENTAGES:
  Acquiring Fund
     Commissions with affiliate to total
       commissions....................................              0%
     Value of brokerage transactions with affiliate to
       Total transactions.............................              0%
  Target Fund
     Commissions with affiliate to total
       commissions....................................              0%
     Value of brokerage transactions with affiliate to
       Total transactions.............................              0%



     During the last fiscal year of each Fund, no Fund paid brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                             ADDITIONAL INFORMATION
           RELATING TO AUCTION PREFERRED SHARES OF THE ACQUIRING FUND


     The following is a brief description of the terms of the Acquiring Fund APS prior to the completion of the Reorganization. Throughout this section, the Acquiring Fund is referred to as the "Fund" and Acquiring Fund APS are referred to as "APS." This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Acquiring Fund's Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the Acquiring Fund APS, attached hereto as Appendix B (the "Certificate of Vote" and together, with the Acquiring Fund's Declaration of Trust, the "APS Provisions"). For purposes of this section, capitalized terms not otherwise defined herein have the meanings ascribed to them in the Certificate of Vote. Acquiring Fund APS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganization, will be amended to reflect the creation of new series and the issuance of additional Acquiring Fund APS.

GENERAL





     The Declaration of Trust currently authorizes the issuance of an unlimited number of shares of Common Shares and 100,000,000 Preferred Shares of beneficial interest, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees of the Fund). Under the APS Provisions, the Fund is currently authorized to issue up to 10,600 APS. All shares of each series of APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The shares of each series of APS will rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon liquidation. So long as either Moody's or S&P is rating the shares of any series of APS, the Fund may, without the vote of the holders of APS, issue additional series of Preferred Shares, including APS, subject to applicable provisions of the 1940 Act and to continuing compliance with the 1940 Act APS Asset Coverage and the APS Basic Maintenance Amount, provided that (1) any such additional series ranks on a parity with the then Outstanding APS as to the payment of dividends and the distribution of assets upon liquidation and (2) the Fund obtains written confirmation from Moody's or S&P, or both, as the case may be, that the issuance of any such additional series would not impair the rating then assigned by such rating agency to the APS.



DIVIDENDS AND DIVIDEND PERIODS



     Dividends on shares of each series of APS will accumulate at the Applicable Rate per annum will be payable, when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor. Dividend Periods shall be 28 days for each series of APS. The Fund, subject to certain conditions, may designate any Dividend Period as a Special Dividend Period, which shall be such number of consecutive days or whole years as the Board of Trustees shall specify, subject to certain exceptions.


     Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial Broker Dealers, however, has indicated to the Fund that such Broker-Dealer or one of its affiliates will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or such affiliate as Agent Member.

     For each Dividend Period, the dividend rate for shares of each series of APS will be the Applicable Rate per annum that the Auction Agent advises the Fund results from an Auction, except as provided below. The dividend rate that results from an Auction for a series of APS will not be greater than the Maximum Rate, which is:

          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period, the product of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such series and (2) the Applicable Percentage on such Auction Date, unless such series of APS has or had a Special Dividend Period (other than a Special

     Dividend Period of 28 days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period for such series (28 days for each series of APS) after such Special Dividend Period, in which case the higher of:

             (A) the dividend rate on shares of such series of APS for the then-ending Rate Period, and

             (B) the product of (x) the higher of (I) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, and (II) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or longer and (y) the Applicable Percentage on such Auction Date; or

          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the highest of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, (y) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period of such series for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or longer, and (z) the "AA" Composite Commercial Paper Rate on such Auction Date for a Minimum Dividend Period and (2) the Applicable Percentage on such Auction Date.

     The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

     The "Applicable Percentage" will be a percentage, determined as set forth below, based on the prevailing rating of the APS in effect at the close of business on the Business Day next preceding such Auction Date:

                                                             APPLICABLE
PREVAILING RATING                                            PERCENTAGE
-----------------                                            ----------
"aa3"/AA- or higher.......................................      110%
"a3"/A-...................................................      125%
"baa3"/BBB-...............................................      150%
"ba3"/BB-.................................................      200%
Below "ba3"/BB-...........................................      250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income that is taxable for federal income tax purposes to the APS prior to any Auction, for purposes of determining the Maximum Rate with respect to such Auction the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent that the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS. If the APS are rated by only one rating agency, such rating will be the prevailing rating. If the ratings for the APS are split between two of the foregoing categories, the lower rating will determine the prevailing rating.

     If an Auction for any Dividend Period of any series of APS is not held for any reason or if the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, shares of any series of APS and such failure has not been cured as set forth below prior to any succeeding Dividend Period thereof, then, subject to the next paragraph, the dividend rate on the shares of such series for any such Dividend Period will be the Maximum Rate for such series on the Auction Date for such Dividend Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-"). If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Dividend Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured, and such failure shall not have been cured, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-").

DESIGNATION OF SPECIAL DIVIDEND PERIODS


     The Fund, at its option, may designate any succeeding Dividend Period of any series of APS as a Special Dividend Period which shall consist of such number of days or whole years as the Board of Trustees shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided in the APS Provisions, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, shares of such series of APS shall have been cured
(iii) Sufficient Clearing Bids for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Fund wishes to designate any succeeding Dividend Period for such series as a Special Dividend Period consisting of more than 28 days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P to such series.


ADDITIONAL DIVIDENDS


     If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as described in the APS Provisions by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation is referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of DTC) during such taxable year at such holder's address as the same appears or last appeared on the share books of the Fund. The Fund will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the taxable year in question.

     "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.


AUCTION PROCEDURES



     On each Auction Date for each series of APS (the Business Day prior to the beginning of each Rate Period for such series), each Existing Holder may submit Orders through a Broker-Dealer to the Auction Agent as follows:


Hold Order:   indicating its desire to hold without regard to the
              Applicable Rate for the next Rate Period.
Bid:          indicating its desire to sell if the Applicable Rate for
              the next Rate Period is less than the rate specified in
              such Bid.
Sell Order:   indicating its desire to sell without regard to the
              Applicable Rate for the next Rate Period.

     An Existing Holder may submit different types of Orders in an Auction with respect to shares of APS then held by such Existing Holder. An Existing Holder that offers to purchase additional shares of APS is, for purposes of such offer, treated as a Potential Holder as described below. Bids of Existing Holders with rates higher than the Maximum Rate on the Auction Date will be treated as Sell Orders. A Hold Order will be deemed to have been submitted on behalf of an Existing Holder if an Order is not submitted on behalf of such Existing Holder for any reason, including the failure of a Broker-Dealer to submit such Existing Holder's Order to the Auction Agent.

     Potential Holders of shares of any series of APS may submit Bids in which they will offer to purchase shares of such series of APS if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid by a Potential Holder specifying a rate higher than the Maximum Rate will not be accepted.

     In normal circumstances, whenever the Fund intends to include any net capital gains or other income that is taxable for federal income tax purposes in any dividend on shares of any series of APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

     If Sufficient Clearing Bids exist (that is, the number of shares of a particular series of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of such series of APS subject to Sell Orders by Existing Holders), the Applicable Rate for such series will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of such series of APS available for purchase in the Auction.

If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Rate on the Auction Date, and, in such event, Existing Holders that have submitted Sell Orders may not be able to sell in such Auction all shares of such series of APS subject to such Sell Orders. If all Existing Holders of shares of such series of APS submit or are deemed to have submitted Hold Orders, the Applicable Rate will be the product of (i) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for the Rate Period for which the Auction is held, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer and
(ii) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income that is taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes will be the rate described in the preceding clause (i) (1) or (2), as applicable, without being multiplied by the factor set forth in the preceding clause (ii).

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of APS that is fewer than the number of shares of APS specified in its Order.

     A Bid placed by an Existing Holder specifying a rate greater than the Applicable Rate determined in the Auction or a Sell Order shall constitute an irrevocable offer to sell the shares of such series of APS subject thereto, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder shall constitute an irrevocable offer to purchase the shares of such series of APS subject thereto at a price per share equal to $25,000 if the rate specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.


ASSET MAINTENANCE



     Under the APS Provisions, the Fund must maintain (i) assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount, and (ii) 1940 Act APS Asset Coverage of at least 200%. The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt of ratings on the shares of each series of APS on their Date of Original Issue of "aaa" from Moody's and AAA from S&P. So long as any of the APS are Outstanding and S&P is rating the APS, the Fund will be required under the APS Provisions to maintain as of each Valuation Date certain Dividend

Coverage Assets with a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level").


MANDATORY REDEMPTION



     If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified, the APS will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be.



OPTIONAL REDEMPTION



     Except as described in the APS Provisions, shares of each series of APS are redeemable, in whole or in part, at the option of the Fund, on the next succeeding scheduled Dividend Payment Date applicable to the shares of such series of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price of $25,000 per share plus (in the case of a Special Dividend Period only) a premium, if any, resulting from the designation of a Premium Call Period, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption; provided that during a Special Dividend Period of 365 days or more no share of such series of APS will be subject to optional redemption during any Non-Call Period to which such series of APS may be subject.



LIQUIDATION PREFERENCE



     The liquidation preference of the shares of each series of APS is $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared).



VOTING RIGHTS



     The 1940 Act requires that the holders of APS, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time that two years' dividends on the APS are unpaid. The holders of APS will vote as a separate class or classes on certain other matters as required under the APS Provisions, the 1940 Act and Massachusetts law. In addition, each series of APS may vote as a separate series under certain circumstances.



MASTER PURCHASER'S LETTER



     Each prospective purchaser of shares of any series of APS or its Broker-Dealer will be required to sign and deliver a Master Purchaser's Letter to the Auction Agent in which such prospective purchaser or its Broker-Dealer will agree, among other things, that (i) dispositions of shares of such series of APS may be made only pursuant to a Bid or a Sell Order placed in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer, and (ii) ownership of shares of such series of APS will be maintained in book entry form by the Securities Depository for the account of such prospective purchaser's Agent Member, which in turn will maintain records of such prospective purchaser's beneficial ownership.

     Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

     Execution by a prospective purchaser or its Broker-Dealer of a Master Purchaser's Letter is not a commitment to purchase shares of APS in the offering being made by this Prospectus or in any Auction, but is a condition precedent to such purchaser's purchasing shares of APS. In addition, acceptance of a Master Purchaser's Letter is not a guarantee that shares of APS will be available for purchase.

     The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.


RATING AGENCY GUIDELINES



     The Fund intends that, so long as shares of any series of APS are Outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt on the Date of Original Issue of the shares of each series of APS of ratings of "aaa" from Moody's and AAA from S&P. Moody's and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Fund will pay certain fees to Moody's and S&P for rating shares of the APS. The guidelines have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of each series of APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.


     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount and, in addition, so long as S&P is rating the shares of any series of APS, the Fund intends to maintain a Minimum Liquidity Level. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets.

     In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of each series of APS will be subject to redemption if either Moody's or S&P is rating such shares.

     The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of any series of APS may, at any time, change or withdraw any such rating. As set forth in the APS Provisions, the Board of Trustees may, without Shareholder approval, modify certain definitions or policies which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to any series of APS. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

     The ratings on any series of the APS are not recommendations to purchase, hold or sell shares of any series of APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of shares of any series of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to

Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Funds.


PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD


     The Funds' Proxy Voting Policy and Procedures are included as Appendix E to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 341-2929 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Fund's independent registered public accounting firm.


                              FINANCIAL STATEMENTS


     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004, as included in Appendix C hereto, (ii) the audited financial statements of the Target Fund for fiscal year ended June 30, 2004, as included in Appendix D hereto, and (iii) the unaudited semi-annual financial statements of the Target Fund for the period ended December 31, 2004, as included in Appendix E hereto.


                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix G hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2004, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2004 and (iii) Pro Forma Portfolio of Investments at October 31, 2004.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.


         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.



         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.



         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.


         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.


         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.



         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.



         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.


         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).


         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.


         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.



         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.


         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.


         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.



         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.


         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.


2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.


         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.


         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.


         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.


         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.



         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.


         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.


         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.


3.       The Reorganization.


         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.



         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.



         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.


         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.


Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.



The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.



Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.



         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.



5.      Payment of Expenses.



         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.



         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.


         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.


                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.


                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.


                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.



         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.



7.      Closing Date.


         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.


         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.



         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.



8.    Conditions of the Target Fund.


         The obligations of the Target Fund hereunder shall be subject to the following conditions:


         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.



         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.


         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.


         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:


                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;


                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;



                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;



                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and



                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.



         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.



         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.


9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:


         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.



         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.



         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.


         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:


                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;


                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;



                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and



                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;






         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.



         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.



         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.



         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.


10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.



         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.


         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.


         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.


         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.



         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.



         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.



         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.


         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B

                                                      Federal Identification

                                                      No. 36-3797841


                        THE COMMONWEALTH OF MASSACHUSETTS


                 Office of the Massachusetts Secretary of State
                         Michael J. Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                         FOUR SERIES OF PREFERRED SHARES


                  I, Ronald A. Nyberg, Secretary, of Van Kampen Merritt Trust For Investment Grade Municipals (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on February 20, 1992, the following vote establishing and designating four series of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of four series of 5,300 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APS Series D") (collectively the APS Series A, APS Series B, APS Series C and APS Series D are referred to herein as "APS").

         Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of each such series of preferred shares of beneficial interest are as follows:

                                   DESIGNATION

         APS SERIES A: A series of 1,500 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APS Series A"). Each share of APS Series A shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum; have an Initial Dividend Payment Date of Monday, April 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of

Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES B: A series of 1,500 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum; have an Initial Dividend Payment Date of Monday, April 13, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series B shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES C: A series of 1,500 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series C" (hereinafter, "APS Series C"). Each share of APS Series C shall be issued March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum; have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series C shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series C shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES D: A series of 800 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series D." Each share of APS Series D shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum; have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series D shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series D shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         No holder of any series of APS shall have, solely by reason of being such a holder of any series of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I

                  1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                           (b) Any APS which at any time have been redeemed or
purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares, without designation as to series.

                           (c) The shares of each series of APS shall rank on a
parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  2. Dividends. (a) The Holder of shares of any series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on shares of any series of APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                           (b) (i) Dividends shall be payable subject to
subparagraph (b) (ii) of this Section 2, on shares of:

                                            (A) APS Series A, on Monday, April
         6, 1992, and on each fourth Monday thereafter,

                                            (B) APS Series B, on Monday, April
         13, 1992, and on each fourth Monday thereafter,

                                            (C) APS Series C, on Monday, July 6,
         1992 and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, and

                                            (D) APS Series D, on Monday, July 6,
         1992, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 181 days, the day after the last day thereof, (2) with respect to a Special Dividend Period of 181 days or more and fewer than 365 days, the 92nd day thereof, the 183rd day thereof, if any, the 247th day thereof, if any, and the day after the last day, thereof and (3) with respect to a Special Dividend Period of 365 or more days, on such date in each quarterly period after the commencement thereof as is determined by the Board of Trustees.

After any Special Dividend Period, dividends on shares of such series of APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on each fourth succeeding Monday if such series is APS Series A, each fourth succeeding Monday if such series is APS Series B, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date if such series is APS Series C, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such series is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date if such series is

APS Series D, subject in each case to the options of the Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

                                        (ii) In the case of dividends that would
         otherwise be payable on a Sunday, Monday, Tuesday, Wednesday, Thursday, Friday or Saturday as determined by subparagraph (b) (i) of this
         Section 2, including clause (1), (2) or (3) of the proviso thereto, if
         (i) the Sunday, Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Sunday, Monday or Tuesday, or (ii) the Wednesday, Thursday, Friday or Saturday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday, Friday or Saturday.

                                        (iii) The Fund shall pay to the Auction
         Agent not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of such series, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

                                        (iv) All moneys paid to the Auction
         Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                                        (v) Each dividend on the APS shall be
         paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                           (c) (i) The dividend rate on shares of any series of
APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such series under "Designation," above. For each Subsequent Dividend Period of any series of APS outstanding thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend

Period of any series of APS is not held for any reason or if a Failure to Deposit occurs and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the shares of such series for any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) for such series on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if (A) any Failure to Deposit shall have occurred with respect to shares of any series of APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured), and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the shares of such series, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series of APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of such series of APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of APS to be redeemed, or (B) any Failure to Deposit shall have occurred with respect to shares of any series of APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Rate Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured, and such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence during such Special Dividend Period or such other Rate Period, then the dividend rate for shares of such series of APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on the APS for any Rate Period for such shares being herein referred to as the "Applicable Rate" for such shares). A Failure to Deposit with respect to shares of any series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the shares of such series of APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                                        (ii) The amount of dividends per share
         payable on shares of any series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the respective Applicable Rate for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                           (d) Any dividend payment made on the APS shall first
be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

                           (e) Except as set forth in the next sentence, no
dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of APS through the most recent Dividend Payment Date for each such series. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                           (f) Dividends on the APS shall be designated as
exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

                           (g) The Board of Trustees shall not declare any
dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common

Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  3. Redemption. (a)(i) Upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding.

                                        (ii) If fewer than all of the
         outstanding shares of any series of APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of such series in proportion to the number of such shares held by such Holders.

                                        (iii) No APS shall be redeemed pursuant
         to subparagraphs (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                                        (iv) The Fund shall redeem, at the
         Mandatory Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain the APS Basic Maintenance Amount or 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among each series of APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of any series of APS are to be redeemed pursuant to this Section 3(a)(iv), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of shares held by such Holders.

                           (b) The Fund is required to give 30 days Notice of
Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date,
(2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares of any series held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder.

                           (c) Notwithstanding the provisions of paragraph (a)
of this Section 3, if any dividends on shares of any series of APS are in arrears, no shares of such series of APS shall be redeemed unless all outstanding shares of such series of APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series of APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series of APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series of APS.

                           (d) Upon the deposit of funds sufficient to redeem
the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                           (e) To the extent that any redemption for which
Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                           (f) All moneys paid to the Auction Agent for payment
of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                           (g) In effecting any redemption pursuant to this
Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and Massachusetts law.

                           (h) In the case of any redemption pursuant to this
Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to shares of such series during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this
Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of Section 3 of this Part I with respect to any shares of such series of APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and (E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such series as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's to such series.

                           (b) If the Fund proposes to designate any succeeding
Subsequent Dividend Period of any series of APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such series of APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                           (c) No later than 11:00 A.M., New York City time, on
the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall deliver to the Auction Agent either:

                                        (i) a notice stating (A) that the Fund
         has determined to designate the next succeeding Dividend Period of such series as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, for such series, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids for such series shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period with respect to shares of such series and (E) the scheduled Dividend Payment Dates for such series of APS during such Special Dividend Period; provided that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets, assuming for the purposes calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such series) and (2) S&P Eligible Assets (if S&P is then rating such series) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                                        (ii) a notice stating that the Fund has
         determined not to exercise its option to designate a Special Dividend Period for such series of APS and that the next succeeding Dividend Period of such series shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) of the preceding sentence.

                  5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                           (b) During any period in which any one or more of the
conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                                        (i) if at the close of business on any
         Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                                        (ii) if at any time holders of any other
         Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                           (c) (i) As soon as practicable after the accrual of
any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                                        (ii) For purposes of determining any
         rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                                        (iii) The terms of office of all persons
         who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                                        (iv) Simultaneously with the termination
         of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this
         Section 5.

                           (d) (i) So long as any of the APS are outstanding,
the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS, (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                                        (ii) The Board of Trustees, without the
         vote or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the
         APS:

                    APS Basic
                      Maintenance Amount
                    APS Basic
                      Maintenance Cure Date
                    APS Basic
                      Maintenance Report
                    Deposit Securities
                    Discounted Value
                    Dividend Coverage Amount
                    Dividend Coverage Assets
                    Market Value
                    Maximum Potential
                      Gross-up
                      Payment Liability
                    Minimum Liquidity Level
                    Moody's Discount Factor
                    Moody's Eligible Asset
                    Moody's Exposure Period
                    1940 Act Cure Date
                    1940 Act APS
                      Asset Coverage
                    Quarterly Valuation Date
                    Receivables for Municipal
                      Securities Sold
                    S&P Discount Factor
                    S&P Eligible Asset
                    S&P Exposure Period
                    Valuation Date

                           (e) Unless otherwise required by law, the Holders of
the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                           (f) Unless a higher percentage is provided for in the
Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

                           (g) Right to Vote with Respect to Certain Other
Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interests of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

                  6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to
Section 12 in connection with the liquidation of the Fund.

                           (b) Neither the sale of all or substantially all the
property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                           (c) After the payment to the Holders of the APS of
the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                           (d) In the event the assets of the Fund available for
distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                           (e) Subject to the rights of the holders of shares of
any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

                  7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

                  8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

                  9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS).

                           (b) On or before 5:00 P.M., New York City time, on
the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund shall also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS), and the

Auction Agent (if S&P is then rating the APS) as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business
Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Fund will also deliver an APS Basic Maintenance Report to Moody's on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                           (c) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation
Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                           (d) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to satisfy the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to satisfy the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                           (e) If any Accountant's Confirmation delivered
pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                           (f) On or before 5:00 p.m., New York City time, on
the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the amount of S&P Eligible Assets reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

                  10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding share of each series of APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

                  11. Restrictions on Certain Distributions. For so long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of each series of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

                  12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as provided in Section 6 of Part II by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

                  13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                                        (i) transactions in options on
         securities, futures contracts or options on futures contracts except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; (C) the Fund may write put options on securities; (D) the Fund may enter into positions in futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody's Eligible Assets owned by the Fund; (E) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P); for purposes of the foregoing clauses (D) and (E), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and (F) the Fund may buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option. For so long as the APS are rated by Moody's, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by The Wall Street Journal is less than 5,000. For so long as the APS are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires. For so long as the APS are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the Discounted Value of the underlying security of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lessor of (1) exercise price and (2) the Discounted Value of the underlying security; (C) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of (1) settlement price and (2) the Discounted Value of the underlying security; if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price; (D) if the Fund is the buyer under a futures contract, the underlying security will be valued at the lower of (1) the settlement price and (2) the Discounted Value of the underlying security; if the contract matures within the Moody's Exposure Period, the security may be valued at its Discounted Value and (E) call or put option contracts which the Fund buys have no value. For so long as APS are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) the Fund will not enter into an option or futures transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (E) for purposes of the APS Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract, the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the underlying futures contract will constitute a liability of the Fund; (F) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; (I) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (J) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                                        (ii) incur any indebtedness, without
         prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such indebtedness; or

                                        (iii) issue any class or series of
         shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                           (b) For so long as any of the APS is Outstanding and
S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                                        (i) transactions in any reverse
         repurchase agreements; or

                                        (ii) lend portfolio securities; or

                                        (iii) borrow money, except that the Fund
         may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; or

                                        (iv) issue any class or series of shares
         ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                                        (v) engage in repurchase agreement
         transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance in which the counter-party or its affiliates have securities rated A1+ by S&P with respect to such underlying security; or

                                        (vi) engage in short sale transactions;
         or

                                        (vii) purchase or sell futures contracts
         or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of
         (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate

         Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

                  14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

                  15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

         "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

         "Anticipation Notes" means the following municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

         "Applicable Rate" shall have the meaning specified in subparagraph
(c)(i) of Section 2 of this Part I.

         "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either
(A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

         "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

         "Auction" shall mean each periodic implementation of the Auction Procedures.

         "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of APS so long as the Applicable Rate for such series is to be based on the results of an Auction.

         "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

         "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

         "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

         "Commercial Paper Dealers" shall mean Goldman, Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         "Date of Original Issue," with respect to any series of APS, shall mean the date on which the Fund initially issued shares of such series of APS.

         "Deposit Securities" shall mean cash and municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of Section 3(a)(iii) of this Part I, such municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

         "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and Receivables for Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to municipal securities which is payable to the Fund prior to the Dividend Payment Date.

         "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

         "Dividend Payment Date," with respect to any series of APS, shall mean any date on which dividends on shares of such series of APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

         "Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue of such series to but excluding the initial Dividend Payment Date for such series and any period thereafter from and including one Dividend Payment Date for such series to but excluding the next succeeding Dividend Payment Date for such series.

         "Fund" shall mean Van Kampen Merritt Trust For Investment Grade Municipals, a Massachusetts business trust, which is the issuer of the APS.

         "Failure to Deposit," with respect to any series of APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

         "Holder," with respect to any series of APS, shall mean the registered holder of shares of such series of APS as the same appears on the share books of the Fund.

         "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         "Initial Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date therefor.

         "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

         "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations.

         "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         "Master Purchaser's Letter" has the meaning specified in Section 1 of
Part II hereof.

         "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

         "Minimum Liquidity Level" shall have meaning set forth in Section 10 of this Part I.

         "Minimum Dividend Period" shall mean with respect to APS Series A, APS Series B, APS Series C and APS Series D, any Rate Period consisting of 28 Rate Period Days.

         "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

                                                                    RATING CATEGORY
                                     -------------------------------------------------------------------------------------
EXPOSURE PERIOD 1+ (3),(4)           Aaa(1)     AA(1)   A(1)       BAA(1)     OTHER(2)  (V) MIG-1 (1),(3),(4) SP-1+(3),(4)
--------------------------           ------     -----   ----       ------     --------  ----------------------------------
7      Weeks......................   151%       159%    168%       202%       229%      136%                  148%
8      weeks or less but greater     154        164     173        205        235       137                   149
       than seven weeks...........
9      weeks or less but greater     158        169     179        209        242       138                   150
       than eight weeks...........

-----------------

(1) Moody's rating.
(2) California municipal securities not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
(3) California municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period or 125% as long as such municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold.

         "Moody's Eligible Asset" shall mean cash, Receivables for Municipal Securities Sold or a municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such municipal security (excluding any short-term municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and
(iv) is part of an issue of municipal securities of at least $10,000,000. Municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such municipal security. Municipal securities issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of Minimum Issue Size, Maximum Underlying Obligor and Maximum State or Territory Concentration, Moody's Eligible Assets shall be calculated without including cash and municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such municipal securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that is has been deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

         "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

         "Moody's Hedging Transactions" shall mean transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

         "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

         "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part
I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Non-call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

         "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a 28-day, a three-month or a six-month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared). "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

         "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Pricing Service" means Van Kampen Merritt Investment Advisory Corp., acting pursuant to a Fund Pricing Agreement between the Fund and Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

         "Projected Dividend Amount" means, with respect to the shares of any series of APS, on any Valuation Date in the event the then current Dividend Period will end within 47 calendar days of such date, from and after the last day of such Dividend Period until 47 calendar days less the number of days remaining in the current Dividend Period at an Applicable Rate equal to the Maximum Rate for such Dividend Period multiplied by the larger of the factors (currently 304%) that the Fund has been informed by Moody's and S&P is applicable to the Projected Dividend Amount and designed to take into account increases in dividend rates over such period.

         "Quarterly Valuation Date" shall mean the last Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing April 30, 1992.

         "Rate Period," with respect to any series of APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period, for such series.

         "Rate Period Days," for any Rate Period consisting of less than four Dividend Periods, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

         "Receivables for Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

         "Retroactive Taxable Allocation" shall have the meaning set forth in
Section 12 hereof.

         "S&P" shall mean Standard & Poor's Fund, a New York corporation, and its successors.

         "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                                 Rating Category
                                      -----------------------------------------------------------------------
Exposure Period                       AAA*              AA*               A*                BBB*
-------------------------------------------------------------------------------------------------------------
40      Business Days                 190%              195%              210%              250%
22      Business Days                 170               175               190               230
10      Business Days                 155               160               175               215
7       Business Days                 150               155               170               210
3       Business Days                 130               135               150               190

--------------------
*        S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term municipal securities may comprise no more than 50% of short-term municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term municipal securities.

         "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the mean of APS Basic Maintenance Amount), Receivables for Municipal Securities Sold or a municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated municipal security, such municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of municipal securities with an original issue size of at least $20 million or, if an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  16. Municipal securities of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  17. Municipal securities guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  18. Long-term municipal securities issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

         "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

         "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

         "Special Dividend Period," with respect to any series of APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

         "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

         "Subsequent Dividend Period," with respect to any series of APS, shall mean the period from and including the first day following the Initial Rate Period thereof to but excluding the next Dividend

Payment Date which follows a scheduled Auction for such series and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction for such series to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction for such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

         "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

         "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

         "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

         "Treasury Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period consisting of four Dividend Periods and express as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Lehman Government Securities Incorporated, Smith Barney, Harris Upham & Co. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

         "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

         "Voting Period" shall have the meaning set forth in paragraph (b) of
Section 5 of this Part I.

                                     PART II

                  1. Certain Definitions. Capitalized terms not defined in
Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

         "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

         "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

         "Applicable Percentage" for any series of APS on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such series in effect at the close of business on the Business Day next preceding such Auction Date.

              Prevailing Rating                                                   Percentage
              -----------------                                                   ----------
              "aa3"/AA- or higher.....................................               110%
              "a3"/A-.................................................               125%
              "baa3"/BBB-.............................................               150%
              "ba3"/BB-...............................................               200%
              Below "ba3"/BB-.........................................               250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

         For purposes of this definition, the "prevailing rating" of shares of a series of APS shall be (i) "aa3"/AA- or higher if shares of such series of APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the shares of such series of APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if the shares of such series of APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the shares of such series of APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for each series of APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for shares of such series.

         "Available APS" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

         "Existing Holder," when used with respect to shares of any series of APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such APS in the records of the Auction Agent.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

         "Maximum Rate," for any series of APS on any Auction Date, shall mean:

                                        (i) in the case of any Auction Date
         which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to
         Section 4 of Part I of the Certificate of Vote, the product of (A) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such series and (B) the Applicable Percentage on such Auction Date, unless such series has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period of such series after such Special Dividend Period, in which case the higher of:

                                            (A) the dividend rate on shares of
         such series for the then-ending Rate Period, and

                                            (B) the product of (1) the higher of
         (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period consists of four or more Dividend Periods and (2) the Applicable Percentage on such Auction Date; or

                                        (ii) in the case of any Auction Date
         which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, (2) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of less than four Dividend Periods or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of four or more Dividend Periods, and
         (3) the "AA" Composite Commercial Paper Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

         "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Outstanding" shall mean, as of any Auction Date with respect to shares of any series of APS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series of APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any shares of such series of APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series of APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Holder," when used with respect to shares of any series of APS, shall mean any Person, including any Existing Holder of shares of such series of APS, (i) who shall have executed a Master

Purchaser's Letter and (ii) who may be interested in acquiring shares of such series of APS (or, in the case of an Existing Holder of shares of such series of APS, additional shares of such series of APS).

         "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

                  2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                                        (i) each Existing Holder of shares of
         any series of APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                                            (A) the number of Outstanding
         shares, if any, of such series of APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

                                            (B) the number of Outstanding
         shares, if any, of such series of APS which such Existing Holder offers to sell if the Applicable Rate for such series for the next succeeding Rate Period of such series shall be less than the rate per annum specified by such Existing Holder; and/or

                                            (C) the number of Outstanding
         shares, if any, of such series of APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

and

                                        (ii) one or more Broker-Dealers, using
         lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of such series of APS which each such Potential Holder offers to purchase if the Applicable Rate for such series for the next succeeding Rate Period of such series shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                           (b) (i) A bid by an Existing Holder of shares of any
series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                            (A) the number of Outstanding shares
         of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be less than the rate specified therein:

                                            (B) such number or a lesser number
         of Outstanding shares of such series of APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein; or

                                            (C) the number of Outstanding shares
         of such series of APS specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for such series, or such number or a lesser number of Outstanding shares of such series of APS to be determined as set forth in clause (iii) of paragraph (b) of
         Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for such series and Sufficient Clearing Bids for such series do not exist.

                                        (ii) A Sell Order by an Existing Holder
         of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                            (A) the number of Outstanding shares
         of such series of APS specified in such Sell Order; or

                                            (B) such number or a lesser number
         of Outstanding shares of such series of APS as set forth in clause
         (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for such series do not exist.

                                        (iii) A Bid by a Potential Holder of
         shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                            (A) the number of Outstanding shares
         of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be higher than the rate specified therein; or

                                            (B) such number or a lesser number
         of Outstanding shares of such series of APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein.

                           (c) No Order for any number of shares of any series
of APS other than whole shares shall be valid.

                  3. Submission of Orders by Broker-Dealers to Auction Agent.
(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of any series of APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                                        (i) the name of the Bidder placing such
         Order;

                                        (ii) the aggregate number of shares of
         such series of APS that are the subject of such Order;

                                        (iii) to the extent that such Bidder is
         an Existing Holder of shares of such series of APS:

                                            (A) the number of shares, if any, of
         such series of APS subject to any Hold Order placed by such Existing Holder;

                                            (B) the number of shares, if any, of
         such series of APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                                            (C) the number of shares, if any, of
         such series of APS subject to any Sell Order placed by such Existing Holder; and

                                        (iv) to the extent such Bidder is a
         Potential Holder of shares of such series of APS, the rate and number of shares of such series of APS specified in such Potential Holder's Bid.

                           (b) If any rate specified in any Bid contains more
than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                           (c) If an Order or Orders covering all of the
Outstanding shares of any series of APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of such series of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                           (d) If any Existing Holder submits through a
Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding shares of any series of APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                                        (i) all Hold Orders for shares of such
         series of APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series of APS held by such Existing Holder, and if the number of shares of such series of APS subject to such Hold Orders exceeds the number of Outstanding shares of such series of APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series of APS held by such Existing Holder;

                                        (ii) (A) any Bid for shares of such
         series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the number of shares of such series of APS subject to any Hold Orders referred to in clause (i) above;

                                            (B) subject to subclause (A), if
         more than one Bid for shares of such series of APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of such series of APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series of APS equal to such excess;

                                            (C) subject to subclauses (A) and
         (B), if more than one Bid for shares of such series of APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                            (D) in any such event, the number,
         if any, of such Outstanding shares of such series of APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for shares of such series of APS by a Potential Holder at the rate therein specified; and

                                        (iii) all Sell Orders for shares of such
         series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

                           (e) If more than one Bid for one or more shares of
any series of APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                           (f) An Order submitted by a Broker-Dealer to the
Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

                  4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for each series of APS for which an Auction is being held determine:

                                        (i) the excess of the number of
         Outstanding shares of such series of APS over the number of Outstanding shares of such series of APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

                                        (ii) from the Submitted Orders for such
         series whether:

                                            (A) the number of Outstanding shares
         of such series of APS subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for such series exceeds or is equal to the sum of

                                            (B) the number of Outstanding shares
         of such series of APS subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate for such series; and

                                            (C) the number of Outstanding shares
         of such series of APS subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series of APS in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for such series); and

                                        (iii) if Sufficient Clearing Bids for
         such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for such series) which if:

                                            (A) (I) each such Submitted Bid from
         Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series of APS that are subject to such Submitted Bids; and

                                            (B) (I) each such Submitted Bid from
         Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series of APS which, when added to the number of Outstanding shares of such series of APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS of such series.

                           (b) Promptly after the Auction Agent has made the
determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for each series of APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for each such series for the next succeeding Rate Period thereof as follows:

                                        (i) if Sufficient Clearing Bids for such
         series exist, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for such series to determined;

                                        (ii) if Sufficient Clearing Bids for
         such series do not exist (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), that the Applicable Rate for such series for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate for such series; or

                                        (iii) if all of the Outstanding shares
         of such series of APS are subject to Submitted Hold Orders, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of less than four Dividend Periods or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods and (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for Federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes shall be the rate described in the preceding clause (A)(I) or
         (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

                  5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                           (a) If Sufficient Clearing Bids for any series of APS
have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected:

                                        (i) Existing Holders' Submitted Bids for
         shares of such series of APS specifying any rate that is higher than the Winning Bid Rate for such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                                        (ii) Existing Holders' Submitted Bids
         for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate for such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                                        (iii) Potential Holders' Submitted Bids
         for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                                        (iv) each Existing Holder's Submitted
         Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding shares of such series of APS subject to all such Submitted Bids shall be greater than the number of shares of such series of APS ("remaining shares") in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for such series; and

                                        (v) each Potential Holder's Submitted
         Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be accepted but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such series; and

                           (b) If Sufficient Clearing Bids for any series of APS
have not been made (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected:

                                        (i) Existing Holders' Submitted Bids for
         shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                                        (ii) Potential Holders' Submitted Bids
         for shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be accepted; and

                                        (iii) Each Existing Holder's Submitted
         Bid for shares of such series of APS specifying any rate that is higher than the Maximum Rate of such series and the Submitted Sell Orders for shares of such series of APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series of APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares of such series of APS subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to all such Submitted Bids and Submitted Sell Orders.

                           (c) If all of the Outstanding shares of any series of
APS are subject to Submitted Hold Orders, all Submitted Bids for such series shall be rejected.

                           (d) If, as a result of the procedures described in
clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this
Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS of any series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares of such series so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

                           (e) If, as a result of the procedures described in
clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of any series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such series of APS for purchase among Potential Holders so that only whole shares of such series of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                           (f) Based on the results of each Auction for a series
of APS, the Auction Agent shall determine the aggregate number of shares of such series of APS to be purchased and the aggregate number of shares of such series of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of shares of such series of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of shares of such series of APS such Broker-Dealer shall receive, as the case may be, shares of such series of APS.

                  6. Notification of Allocations. In normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

                  7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to any series of APS prior to the issuance of such series.

                           (b) An Existing Holder may sell, transfer or
otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided, that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                           (c) All of the shares of each series of APS
outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                           (d) Neither the Fund nor any affiliate thereof may
submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote
to be executed as of March   , 1992.



                                              ---------------------------
                                              Ronald A. Nyberg
                                              Secretary



State of                   )
                           )   ss
County of                  )

         Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Secretary of Van Kampen Merritt Trust For Investment Grade California Municipals.


                                              Before me,


                                              ---------------------------
                                              Notary Public

                       My commission expires:
                                              ---------------------------

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                 ESTABLISHING FOUR SERIES OF PREFERRED SHARES OF
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                  Van Kampen Trust for Investment Grade Municipals, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

                  FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote of Trustees Establishing Four Series of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APS Series D") (collectively, the APS Series A, APS Series B, APS Series C and APS Series D are referred to as "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.

                  SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         a. The first paragraph of the vote establishing a class of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of four series of 10,600 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APS Series D") (collectively, the APS Series A, APS Series B, APS Series C and APS Series D are referred to as "APS").

         The first four paragraphs under the heading "DESIGNATION" of the Certificate of Vote are hereby amended by replacing such paragraphs with the following:

                  APS Series A: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APS Series A"). Each share of APS Series A shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum, have an Initial Dividend Payment Date of Monday, April 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS Series B: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.30% per annum, have an Initial Dividend Payment Date of Monday, April 13, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series B shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS Series C: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series C" (hereinafter, "APS Series C"). Each share of APS Series C shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum, have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series C shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series C shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS Series D: A series of 1,600 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series D" (hereinafter, "APS Series D"). Each share of APS Series D shall be issued on March 10, 1992; have an Applicable Rate for its Initial Dividend Period equal to 3.40% per annum, have an Initial Dividend Payment Date of Monday, July 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series D shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series D shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

          Section 2 (c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  The amount of dividends per share payable on shares of any series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the respective Applicable Rate in effect for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period of Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend periods, and applying the rate obtained against $25,000.

          Section 3 (a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

          Section 5 (g) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or
                  (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

          Section 6 (a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

          Section 15(f) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
                  (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
                  (i)(A) thorough (i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

          Section 15 (ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

          Section 15 (yy) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Optional Redemption Price" shall mean (i) $25,000 per share of APS in the case of a 28-day, three-month or a six month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

          Section 15 (ppp) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate for such Series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                CHANGING THE TIMING OF CERTAIN REPORTS TO RATING
                                    AGENCIES


                  Van Kampen Trust for Investment Grade Municipals, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         a. Section 5 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

         b. The second and third sentences of Section 9(b) of Part I of the Certificate of Vote are hereby amended to replace such sentences with the following:

                  The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

         c. Section 9 (c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

         d. The final clause of Section 13 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or" is hereby amended to replace such clause with the following:

                  there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

         e. Section 15 (h) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

         f. Section 15 (ddd) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

                  IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.


                                            -----------------------------
                                            A. Thomas Smith III
                                            Vice President and Secretary

State of New York          )
                           )    ss

County of New York         )


                           Then personally appeared before me A. Thomas Smith
III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Trust for Investment Grade Municipals.


                                            Before me,


                                            -----------------------------
                                            Notary Public


My commission expires:
                       ------------------------

                                   APPENDIX C

               ACQUIRING FUND ANNUAL REPORT DATED OCTOBER 31, 2004

Item 1. Report to Shareholders

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

TRUST FOR INVESTMENT GRADE MUNICIPALS
SYMBOL: VGM
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (1/24/92)         8.51%          7.46%

10-year                           8.91           8.35

5-year                            9.92          10.14

1-year                            8.60           5.76
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Trust for Investment Grade Municipals is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

The historically low level of interest rates led us to maintain the trust's overall interest-rate sensitivity at a level below that of its benchmark. This strategy helped shield the trust from negative returns during those times when yields rose. That said, yields overall declined over the period, and the strategy exerted a drag on performance.

The fund experienced some call activity during the period, as issuers sought to lower their interest costs by refinancing their bonds at lower market rates. We reinvested the proceeds into bonds that we believed had more favorable prospects for total return. Many of these securities were in the 15- to 20-year segment of the market, which our analysis indicated offered the most appealing combination of value and total-return potential.

In keeping with our long-term approach, we bought and sold bonds at the long end of the market as they came into and out of fair value. This strategy entails purchasing bonds with attractive total-return prospects and selling them once they have reached our performance targets. Many of our purchases in this strategy

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

---------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS MUNICIPAL
        NAV      MARKET PRICE          BOND INDEX

       8.60%        5.76%                 6.03%
---------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

involved health-care bonds, which offered attractive valuations for much of the period.

We remained focused on controlling the trust's risk profile range through attention to credit quality and diversification. By the end of the 12-month period, nearly 89 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were general purpose, public education, and higher education.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to search the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                            82.0%
AA/Aa                                                               6.8
A/A                                                                 8.6
BBB/Baa                                                             1.6
BB/Ba                                                               0.3
B/B                                                                 0.2
Non-Rated                                                           0.5
TOP 5 SECTORS AS OF 10/31/04
General Purpose                                                    21.7%
Public Education                                                   10.9
Higher Education                                                    9.6
Transportation                                                      8.5
Public Building                                                     8.3
SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
New York                                                           14.2%
Illinois                                                            9.3
New Jersey                                                          8.9
California                                                          8.4
Texas                                                               8.2
Florida                                                             6.6
Michigan                                                            3.8
Washington                                                          3.6
North Carolina                                                      3.3
South Carolina                                                      2.7
Georgia                                                             2.7
Pennsylvania                                                        2.7
Indiana                                                             2.1
Arizona                                                             2.0
Oregon                                                              1.9
Colorado                                                            1.7
Massachusetts                                                       1.4
Ohio                                                                1.3
Nevada                                                              1.3
Kentucky                                                            1.1
Tennessee                                                           1.1
Minnesota                                                           1.1
Mississippi                                                         0.9
Oklahoma                                                            0.8
Wisconsin                                                           0.7
Connecticut                                                         0.7
Missouri                                                            0.7
Maryland                                                            0.7
Puerto Rico                                                         0.7
District of Columbia                                                0.6
Utah                                                                0.6
Iowa                                                                0.5
Nebraska                                                            0.5
South Dakota                                                        0.5
Guam                                                                0.4

                                               (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
                                         (continued from previous page)
Alabama                                                             0.4%
Virginia                                                            0.3
Kansas                                                              0.3
New Hampshire                                                       0.3
Rhode Island                                                        0.2
Louisiana                                                           0.2
Hawaii                                                              0.2
New Mexico                                                          0.2
North Dakota                                                        0.2
                                                                  -----
Total Investments                                                 100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  154.2%
          ALABAMA  0.6%
$  750    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A.................................         5.875%   11/15/24  $     781,710
 1,565    Jefferson Cnty, AL Swr Rev Impt Wts Ser A
          (Prerefunded @ 02/01/11) (FGIC Insd)......         5.000    02/01/41      1,745,554
   435    Jefferson Cnty, AL Swr Rev Impt Wts Ser A
          (Prerefunded @ 02/01/11) (FGIC Insd)......         5.000    02/01/41        487,296
                                                                                -------------
                                                                                    3,014,560
                                                                                -------------
          ARIZONA  3.0%
 3,095    Arizona Sch Fac Brd Ctfs Ser B (FSA
          Insd).....................................         5.250    09/01/19      3,429,539
 4,225    Arizona Tourism & Sports Auth Multipurpose
          Stadium Fac Ser A (MBIA Insd).............         5.375    07/01/23      4,606,517
 2,800    Phoenix, AZ Civic Impt Corp Arpt Rev Jr
          Lien (AMT) (FGIC Insd)....................         5.375    07/01/29      2,847,796
 3,125    Salt River Proj AZ Agric Impt Salt River
          Proj Ser A Rfdg...........................         5.250    01/01/06      3,248,125
                                                                                -------------
                                                                                   14,131,977
                                                                                -------------
          CALIFORNIA  13.0%
 2,895    ABC CA Uni Sch Dist Cap Apprec Ser B (FGIC
          Insd).....................................          *       08/01/20      1,389,195
 1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub
          Impt Proj Ser C (FSA Insd)................         6.000    09/01/16      1,580,137
 3,000    California St (AMBAC Insd)................         5.125    10/01/27      3,127,710
 1,000    California St Dept Wtr Res Pwr Ser A......         6.000    05/01/15      1,170,680
 4,000    California St Dept Wtr Res Pwr Ser A
          (AMBAC Insd)..............................         5.375    05/01/18      4,436,800
 1,320    California St Dept Wtr Res Pwr Ser A (MBIA
          Insd).....................................         5.125    05/01/19      1,430,180
 1,000    California St Pub Wks Brd UCLA Replacement
          Hosp Ser A (FSA Insd).....................         5.375    10/01/20      1,097,880
 2,000    El Dorado, CA Irr Dist Ctfs Ser A (FGIC
          Insd).....................................         5.000    03/01/21      2,126,660
 2,000    Florin, CA Res Consv Dist Cap Impt Elk
          Grove Wtr Svc Ser A (MBIA Insd)...........         5.000    09/01/33      2,051,040
 3,000    Florin, CA Res Consv Dist Cap Impt Elk
          Grove Wtr Svc Ser B (MBIA Insd)...........         5.000    03/01/33      3,073,620
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg (MBIA Insd)...........          *       01/15/17      1,091,480
20,750    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A (Escrowed to
          Maturity).................................          *       01/01/23      8,817,920

                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$3,000    Fremont, CA Uni Sch Dist Ser A (FGIC
          Insd).....................................         5.000%   08/01/25  $   3,139,410
 2,500    Los Angeles, CA Uni Sch Dist Ser A (FSA
          Insd).....................................         5.250    07/01/20      2,743,275
 4,020    Oakland, CA Uni Sch Dist (FGIC Insd)
          (e).......................................         5.250    08/01/18      4,472,049
 1,750    Palm Springs, CA Fin Auth Lease Rev
          Convention Ctr Proj Ser A (MBIA Insd).....         5.500    11/01/35      1,927,835
 3,000    Port Oakland, CA Ser M (FGIC Insd)........         5.250    11/01/18      3,342,060
 2,000    Salinas, CA Uni High Sch Dist Ser A (MBIA
          Insd).....................................         5.000    06/01/27      2,072,680
 3,000    San Francisco, CA City & Cnty Second Ser
          Issue 29 B Rfdg (FGIC Insd)...............         5.125    05/01/20      3,237,930
 1,210    Santa Clara, CA Elec Rev Sub Ser A (MBIA
          Insd).....................................         5.250    07/01/19      1,332,428
 3,745    Santa Clarita, CA Cmnty College (FGIC
          Insd).....................................         5.000    08/01/23      3,941,575
 3,000    Temecula, CA Redev Agy Tax Temecula Redev
          Proj No 1 (MBIA Insd).....................         5.250    08/01/36      3,136,740
                                                                                -------------
                                                                                   60,739,284
                                                                                -------------
          COLORADO  2.6%
 4,000    Adams & Arapahoe Cntys CO Sch Dist 28 Ser
          A (FSA Insd)..............................         5.250    12/01/20      4,401,720
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05).................................         6.950    08/31/20      1,072,310
 2,000    Aurora, CO Ctfs Part (AMBAC Insd).........         5.500    12/01/30      2,174,700
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to
          Maturity).................................         5.500    03/01/32      1,050,690
 1,125    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth............................         6.500    11/15/31      1,236,645
    61    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B1 (AMT)..............................         7.650    11/01/26         61,310
 1,805    Lakewood, CO Ctfs Part (AMBAC Insd) (e)...         5.300    12/01/16      2,011,131
                                                                                -------------
                                                                                   12,008,506
                                                                                -------------
          CONNECTICUT  1.1%
 2,750    Bridgeport, CT Ser A Rfdg (FGIC Insd).....         5.375    08/15/14      3,120,012
 1,830    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (AMT) (ACA Insd)..........         6.600    07/01/24      1,983,336
                                                                                -------------
                                                                                    5,103,348
                                                                                -------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.9%
$2,000    District of Columbia Rev Friendship Pub
          Charter Sch Inc (ACA Insd)................         5.750%   06/01/18  $   2,202,700
     5    District of Columbia Ser E (FSA Insd).....         6.000    06/01/13          5,066
 2,000    Metropolitan Washington DC Arpt Auth Sys
          Ser A (AMT) (FGIC Insd)...................         5.250    10/01/32      2,066,380
                                                                                -------------
                                                                                    4,274,146
                                                                                -------------
          FLORIDA  10.0%
 6,635    Dade Cnty, FL Spl Oblig Cap Apprec Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC
          Insd).....................................          *       10/01/26      2,005,495
 3,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac
          Rev FL Hlthcare Fac Ln (AMBAC Insd).......         5.950    07/01/20      3,081,780
 2,500    Florida St Brd Ed Cap Outlay Pub Ed Ser C
          (FGIC Insd)...............................         5.750    06/01/29      2,800,550
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd).....................................         6.000    07/01/14      1,159,550
 1,400    Florida St Dept Corrections Ctf Part
          Okeechobee Correctional (AMBAC Insd)......         6.250    03/01/15      1,448,174
   605    Gulf Breeze, FL Rev Loc Govt Ln Ser E
          (FGIC Insd) (a)...........................         5.050    12/01/20        656,812
 1,900    Gulf Breeze, FL Rev Loc Govt Ln Ser E
          (FGIC Insd) (a)...........................         5.150    12/01/20      2,104,326
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys Ser D..................         5.375    11/15/35      1,035,450
 4,550    Hillsborough Cnty, FL Sch Dist (AMBAC
          Insd).....................................         5.375    10/01/17      5,088,083
 2,000    Jacksonville, FL Sales Tax Rev Better
          Jacksonville (MBIA Insd)..................         5.250    10/01/19      2,215,420
 1,000    Jea, FL Elec Sys Rev Ser 3 Ser A..........         5.500    10/01/41      1,067,250
 2,000    Miami-Dade Cnty, FL Aviation Miami Intl
          Arpt (AMT) (FGIC Insd)....................         5.375    10/01/27      2,093,480
 2,000    Miami-Dade Cnty, FL Aviation Ser A (AMT)
          (FSA Insd)................................         5.125    10/01/35      2,037,320
 2,000    Miami-Dade Cnty, FL Hlth Fac Miami
          Children Hosp Ser A Rfdg (AMBAC Insd).....         5.000    08/15/20      2,111,420
 1,980    Miami-Dade, FL Sch Brd Ser C (Prerefunded
          @ 10/01/11) (FSA Insd) (e)................         5.500    10/01/13      2,279,950
 2,000    Palm Beach Cnty, FL Sch Brd Ctf Ser E Rfdg
          (AMBAC Insd)..............................         5.250    08/01/11      2,259,780

                                           See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,655    Reedy Creek Impt Dist FL Ser A Rfdg (AMBAC
          Insd).....................................         5.500%   06/01/11  $   1,894,048
 3,465    Reedy Creek Impt Dist FL Ser C (AMBAC
          Insd).....................................         4.750    06/01/15      3,540,225
 1,210    Saint Lucie Cnty, FL Sch Brd Ctf Ser A
          (FSA Insd) (e)............................         5.500    07/01/14      1,381,360
 1,000    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd) (e).....................         5.500    08/01/17      1,121,350
 1,250    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A.....................................         5.750    07/01/19      1,319,562
 2,880    Tampa, FL Occupational License Ser A Rfdg
          (FGIC Insd)...............................         5.375    10/01/15      3,257,107
 1,000    Village Ctr Cmnty Dev Dist FL Recreational
          Rev Ser A (MBIA Insd).....................         5.125    11/01/36      1,042,130
                                                                                -------------
                                                                                   47,000,622
                                                                                -------------
          GEORGIA  4.1%
 2,000    Atlanta, GA Arpt Passenger Fac Charge Rev
          Gen Sub Lien Ser C (FSA Insd).............         5.000    01/01/33      2,064,140
 3,715    Atlanta, GA Wtr & Wastewtr Rev (FSA
          Insd).....................................         5.000    11/01/22      3,976,127
 1,500    George L Smith II GA World Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (AMT)
          (MBIA Insd)...............................         5.500    07/01/20      1,636,230
 5,660    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
          Insd).....................................         6.500    01/01/17      6,990,440
   240    Georgia Muni Elec Auth Pwr Rev Ser Y
          (Escrowed to Maturity) (MBIA Insd)........         6.500    01/01/17        296,887
 4,000    Municipal Elec Auth GA Combustion Turbine
          Proj Ser A (MBIA Insd)....................         5.250    11/01/16      4,491,280
                                                                                -------------
                                                                                   19,455,104
                                                                                -------------
          HAWAII  0.3%
 1,285    Honolulu, HI City & Cnty Ser B (FGIC
          Insd).....................................         5.500    10/01/11      1,474,049
                                                                                -------------

          ILLINOIS  14.3%
 2,000    Bedford Park, IL Ser A Rfdg (FSA Insd)....         5.250    12/15/20      2,205,540
 2,000    Chicago, IL Brd of Ed (Prerefunded @
          12/01/10) (FGIC Insd).....................         5.500    12/01/31      2,284,800
 2,000    Chicago, IL Brd of Ed Chicago Sch Reform
          (Prerefunded @ 12/01/07) (AMBAC Insd).....         5.750    12/01/20      2,251,520
 4,865    Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)....................          *       07/01/16      2,393,288
 1,500    Chicago, IL Lakefront Millennium Pk Facs
          (MBIA Insd)...............................         5.125    01/01/28      1,547,745

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$7,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Second Lien Ser A Rfdg (MBIA Insd)........         6.375%   01/01/12  $   7,189,560
 1,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (AMT) (XLCA Insd).....         5.250    01/01/34      1,548,945
 2,000    Chicago, IL O'Hare Intl Arpt Rev Second
          Lien Passenger Fac Ser B (AMBAC Insd).....         5.500    01/01/17      2,232,820
 3,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)
          (b).......................................         5.000    01/01/31      3,572,695
 2,000    Chicago, IL Wastewtr Transmission Rev
          Second Lien (Prerefunded @ 01/01/10) (MBIA
          Insd).....................................         5.750    01/01/25      2,300,020
 1,000    Chicago, IL Wastewtr Transmission Rev
          Second Lien (Prerefunded @ 01/01/10) (MBIA
          Insd).....................................         6.000    01/01/30      1,161,970
 3,500    Du Page Cnty, IL Fst Presv Dist...........          *       11/01/10      2,862,370
 2,545    Du Page Cnty, IL Trans Rev (FSA Insd).....         5.750    01/01/15      2,905,728
   805    East Peoria, IL Ser C Rfdg................         7.000    05/01/17        836,548
 1,310    Elgin, IL Ser B Rfdg......................         5.750    12/15/13      1,538,320
 1,600    Grundy, Kendall, & Will Cntys (AMBAC Insd)
          (e).......................................         5.500    05/01/15      1,786,704
 1,250    Illinois Dev Fin Auth Rev Bradley Univ
          Proj (Prerefunded @ 08/01/09) (AMBAC
          Insd).....................................         5.375    08/01/24      1,414,150
 1,475    Illinois Dev Fin Auth Rev Loc Govt Pgm
          Geneva Cmnty 304 Ser B (FSA Insd) (e).....         5.750    01/01/15      1,689,848
 1,145    Illinois Dev Fin Auth Rev Loc Govt Pgm
          Geneva Cmnty 304 Ser B (FSA Insd) (e).....         5.750    01/01/17      1,307,876
 3,285    Illinois Dev Fin Auth Rev Presbyterian
          Home Lake Proj Ser B (FSA Insd)...........         6.300    09/01/22      3,592,575
 2,000    Illinois Ed Fac Auth Rev Lewis Univ.......         6.100    10/01/16      2,010,580
 1,250    Illinois Hlth Fac Auth Rev Evangelical
          Hosp Ser C (FSA Insd).....................         6.750    04/15/17      1,549,062
   700    Illinois Hlth Fac Auth Rev Highland Park
          Hosp Proj Ser A (Prerefunded @ 10/01/07)
          (MBIA Insd)...............................         5.750    10/01/17        784,252
 2,275    Illinois Hlth Fac Auth Rev South Suburban
          Hosp (Escrowed to Maturity)...............         7.000    02/15/18      2,852,509
 1,000    Illinois St (FGIC Insd)...................         5.250    12/01/20      1,047,910
 2,000    Illinois St First Ser (FGIC Insd).........         5.375    11/01/14      2,261,680
 2,000    Illinois St Sales Tax Rev Build
          Illinois..................................         5.000    06/15/19      2,164,240
   250    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd).....................................         5.375    12/15/18        278,710

                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$8,845    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Ser A (FGIC
          Insd).....................................          *       06/15/16  $   5,374,930
 1,005    Naperville, IL Ser A......................         5.000%   12/01/10      1,118,615
 1,105    Saint Clair Cnty, IL Pub Bldg Comm Bldg
          Rev Cap Apprec Ser B (FGIC Insd)..........          *       12/01/15        694,062
 1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          (MBIA Insd)...............................          *       04/01/29        277,010
                                                                                -------------
                                                                                   67,036,582
                                                                                -------------
          INDIANA  3.2%
 2,560    East Washington, IN Multi Sch Bldg Corp
          First Mtg (FGIC Insd).....................         5.375    07/15/28      2,725,171
 2,000    Indiana Transn Fin Auth Toll Rd Lease Rev
          Rfdg (AMBAC Insd).........................         5.375    07/01/09      2,141,680
 1,935    Logansport, IN Sch Bldg Corp First Mtg
          (FGIC Insd)...............................         5.500    07/15/13      2,197,638
 1,000    Marion Cnty, IN Convention & Rec Fac Auth
          Excise Tax Rev (MBIA Insd)................          *       06/01/14        676,980
 1,200    North Adams, IN Cmnty Schs Renovation Bldg
          Corp Cap Apprec First Mtg (FSA Insd)
          (e).......................................          *       07/15/15        766,416
 1,280    North Adams, IN Cmnty Schs Renovation Bldg
          Corp Cap Apprec First Mtg (FSA Insd)
          (e).......................................          *       01/15/19        667,533
 1,500    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT).....................................         5.950    12/01/29      1,515,630
 1,605    Richland Beanblossom, IN Sch First Mtg
          (Prerefunded @ 07/15/11) (FGIC Insd)
          (e).......................................         5.500    07/15/12      1,840,149
 2,530    Vigo Cnty, IN Sch Bldg Corp First Mtg Impt
          & Rfdg (FSA Insd).........................         5.250    07/10/24      2,695,310
                                                                                -------------
                                                                                   15,226,507
                                                                                -------------
          IOWA  0.8%
 1,685    Des Moines, IA Pub Pkg Sys Ser A (FGIC
          Insd) (e).................................         5.750    06/01/15      1,915,710
 1,785    Des Moines, IA Pub Pkg Sys Ser A (FGIC
          Insd) (e).................................         5.750    06/01/16      2,026,457
                                                                                -------------
                                                                                    3,942,167
                                                                                -------------
          KANSAS  0.5%
 1,975    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd).......................         6.000    09/01/09      2,268,801
                                                                                -------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          KENTUCKY  1.8%
$1,000    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (AMT) (MBIA
          Insd).....................................         6.200%   03/01/08  $   1,109,160
 1,500    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (AMT) (MBIA
          Insd).....................................         6.250    03/01/09      1,677,765
 1,500    Kentucky St Ppty & Bldg Proj No 69 Ser
          A.........................................         5.000    08/01/05      1,535,955
 1,000    Kentucky St Tpk Auth Econ Dev
          Revitalization Proj Rfgd (Prerefunded @
          01/01/11) (FSA Insd)......................         5.625    07/01/14      1,145,950
 2,450    Louisville & Jefferson Cnty, KY Swr Ser A
          (MBIA Insd) (e)...........................         5.500    05/15/16      2,780,921
                                                                                -------------
                                                                                    8,249,751
                                                                                -------------
          LOUISIANA  0.3%
 1,500    Louisiana Hsg Fin Agy Rev Azalea Estates
          Rfdg Ser A (AMT) (GNMA Collateralized)....         5.375    10/20/39      1,523,820
                                                                                -------------

          MARYLAND  1.1%
 2,250    Maryland St Trans Auth Arpt Baltimore/Wash
          Intl Arpt B (AMT) (AMBAC Insd)............         5.125    03/01/24      2,355,322
 2,350    Northeast, MD Waste Disp Auth Rfdg (AMT)
          (AMBAC Insd)..............................         5.500    04/01/16      2,586,621
                                                                                -------------
                                                                                    4,941,943
                                                                                -------------
          MASSACHUSETTS  2.1%
 1,500    Massachusetts St Fed Hwy Grant Antic Nt
          Ser A.....................................         5.750    06/15/14      1,699,830
   500    Massachusetts St Hlth & Ed Fac Auth Rev
          Hlthcare Sys Covenant Hlth................         6.000    07/01/31        527,880
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Partn Hlthcare Sys Ser C..................         5.750    07/01/32      1,093,230
 1,000    Massachusetts St Indl Fin Agy Rev
          Wentworth Institute Tech..................         5.650    10/01/18      1,063,270
 2,805    Massachusetts St Port Auth Rev Ser A (MBIA
          Insd).....................................         5.000    07/01/22      2,978,068
 2,500    Massachusetts St Spl Oblig Dedicated Tax
          Rev (FGIC Insd)...........................         5.000    01/01/34      2,574,925
                                                                                -------------
                                                                                    9,937,203
                                                                                -------------

                                           See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MICHIGAN  5.9%
$3,015    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1......................          *       07/01/17  $   1,648,783
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (e)..................          *       07/01/18      1,575,569
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (e)..................          *       07/01/19      1,486,295
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (e)..................          *       07/01/22      1,222,684
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (e)..................          *       07/01/23      1,142,194
 3,050    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1 (e)..................          *       07/01/24      1,061,064
 2,965    Detroit, MI Wtr Supply Sys Ser C (MBIA
          Insd) (e).................................         5.250%   07/01/20      3,233,036
 3,500    Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd)...............................          *       06/01/15      2,272,620
 2,765    Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd)...............................          *       06/01/16      1,704,180
 1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd).....................................         5.750    01/01/13      1,140,850
 2,000    Michigan Muni Bd Auth Rev Clean Wtr Rev
          Fd........................................         5.250    10/01/18      2,231,480
 2,850    Michigan St Hosp Fin Auth Rev Ascension
          Hlth Cr Ser A (Prerefunded @ 11/15/09)
          (MBIA Insd)...............................         5.750    11/15/18      3,274,935
 1,500    Michigan St Strategic Fd Detroit Edison Co
          Proj C Rfdg (AMT) (XLCA Insd).............         5.450    12/15/32      1,570,650
 2,500    Michigan St Strategic Fd Detroit Edison Co
          Proj Ser A (AMT) (XLCA Insd)..............         5.500    06/01/30      2,647,400
 1,355    Zeeland, MI Pub Schs Sch Bldg & Site (MBIA
          Insd) (e).................................         5.250    05/01/21      1,485,026
                                                                                -------------
                                                                                   27,696,766
                                                                                -------------
          MINNESOTA  1.8%
 5,000    Minneapolis & Saint Paul, MN Metro Arpts
          Comm Arpt Rev Ser A (FGIC Insd)...........         5.125    01/01/31      5,152,700
 2,800    Minnesota Agriculture & Econ Dev Brd Rev
          Hlthcare Sys Fairview Hosp Ser A (MBIA
          Insd).....................................         5.750    11/15/26      3,075,520
                                                                                -------------
                                                                                    8,228,220
                                                                                -------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MISSISSIPPI  1.3%
$3,000    Medical Cent Ed Bldg Corp MS Rev Univ MS
          Med Cent Proj (Prerefunded @ 12/01/04)
          (MBIA Insd)...............................         5.900%   12/01/23  $   3,070,890
 3,250    Mississippi Business Fin Corp MS Pollutn
          Ctl Rev Sys Energy Res Inc Proj...........         5.875    04/01/22      3,261,375
                                                                                -------------
                                                                                    6,332,265
                                                                                -------------
          MISSOURI  1.1%
 1,500    Cape Girardeau Cnty, MO Indl Dev Auth
          Hlthcare Fac Rev Southeast MO Hosp Assoc..         5.625    06/01/27      1,529,205
 1,625    Jefferson Cnty, MO Reorg Sch Dist No R-6
          (FGIC Insd)...............................         5.625    03/01/20      1,834,349
 1,500    Kansas City, MO Met Cmnty Impt Leasehold
          Jr College Rfdg (FGIC Insd)...............         5.500    07/01/17      1,683,705
                                                                                -------------
                                                                                    5,047,259
                                                                                -------------
          NEBRASKA  0.8%
 1,190    Dodge Cnty, NE Sch Dist No 001 Fremont
          (Prerefunded @ 12/15/10) (FSA Insd).......         5.750    12/15/13      1,376,509
 2,260    University NE Univ Rev Lincoln Student
          Fees & Fac Ser B..........................         5.000    07/01/23      2,378,605
                                                                                -------------
                                                                                    3,755,114
                                                                                -------------
          NEVADA  2.0%
 4,000    Clark Cnty, NV Arpt Rev Sub Lien Ser A-2
          (FGIC Insd)...............................         5.000    07/01/36      4,075,320
 3,500    Clark Cnty, NV Indl Dev Rev Southwest Gas
          Corp Proj Ser D (AMT) (FGIC Insd).........         5.250    03/01/38      3,579,660
 1,500    Reno, NV Sr Lien Retrac Reno Trans Proj
          (AMBAC Insd)..............................         5.125    06/01/32      1,549,320
                                                                                -------------
                                                                                    9,204,300
                                                                                -------------
          NEW HAMPSHIRE  0.4%
 1,000    New Hampshire Hlth & Ed Fac Auth Rev
          Derryfield Sch............................         7.000    07/01/30      1,001,330
 1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMT) (AMBAC Insd)..         6.300    05/01/22      1,103,160
                                                                                -------------
                                                                                    2,104,490
                                                                                -------------
          NEW JERSEY  13.7%
 4,000    Essex Cnty, NJ Impt Auth Rev Proj
          Consolidation Rfdg (MBIA Insd)............         5.125    10/01/21      4,339,840
 5,650    Garden St Preservation Tr NJ Ser A (FSA
          Insd).....................................         5.250    11/01/19      6,261,217

                                              See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$1,500    New Jersey Econ Dev Auth Cigarette Tax....         5.750%   06/15/34  $   1,541,400
 1,500    New Jersey Econ Dev Auth Mtr Veh Surp Rev
          Ser A (MBIA Insd).........................         5.000    07/01/23      1,591,425
 1,500    New Jersey Econ Dev Auth Rev Trans Proj
          Sublease Ser A (Prerefunded @ 05/01/09)
          (FSA Insd)................................         5.250    05/01/17      1,669,665
25,000    New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)......................         5.900    03/15/21     30,338,250
 2,000    New Jersey Hlthcare Fac Fin Auth Rev Gen
          Hosp Ctr Passaic (Escrowed to Maturity)
          (FSA Insd)................................         6.000    07/01/06      2,088,000
 3,000    New Jersey St Ed Fac Auth Higher Ed Cap
          Impt Ser A (AMBAC Insd)...................         5.250    09/01/19      3,321,270
   710    New Jersey St Tpk Auth Tpk Rev Ser A (MBIA
          Insd).....................................         6.000    01/01/11        826,341
   290    New Jersey St Tpk Auth Tpk Rev Ser A
          (Escrowed to Maturity) (MBIA Insd)........         6.000    01/01/11        338,584
 2,385    New Jersey St Trans Corp Ctfs Fed Trans
          Admin Grants Ser A (Prerefunded @
          09/15/09) (AMBAC Insd)....................         5.750    09/15/11      2,707,357
 4,500    New Jersey St Trans Tr Fd Auth Trans Sys
          Ser A (FGIC Insd).........................         5.000    06/15/20      4,850,865
 4,000    New Jersey St Trans Tr Fd Auth Trans Sys
          Ser C (FSA Insd)..........................         5.500    06/15/20      4,444,760
                                                                                -------------
                                                                                   64,318,974
                                                                                -------------
          NEW MEXICO  0.3%
 1,250    Jicarilla, NM Apache Nation Rev Ser A
          (Acquired 10/23/2003, Cost $1,274,428)
          (c).......................................         5.500    09/01/23      1,335,587
                                                                                -------------

          NEW YORK  22.0%
 3,000    Metropolitan Trans Auth NY Commuter Fac
          Rev Ser A (Prerefunded @ 01/01/08) (MBIA
          Insd).....................................         5.625    07/01/27      3,362,430
 2,000    Metropolitan Trans Auth NY Trans Fac Rev
          Svc Contract Ser R (Prerefunded @
          07/01/15).................................         5.500    07/01/17      2,358,460
 2,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secured Ser A (Prerefunded @ 11/15/10)....         5.750    11/15/13      2,319,920
 2,500    New York City Ser A Rfdg..................         7.000    08/01/05      2,593,000
 3,000    New York City Ser A Rfdg..................         7.000    08/01/06      3,248,400
 1,305    New York City Ser G.......................         5.875    10/15/14      1,434,352
   545    New York City Ser G (Prerefunded @
          10/15/07).................................         5.875    10/15/14        610,171

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,000    New York City Ser H.......................         5.750%   03/15/13  $   1,132,340
 3,055    New York City Ser I.......................         6.000    04/15/12      3,330,408
 2,500    New York City Ser I (MBIA Insd)...........         5.000    08/01/17      2,752,150
 1,945    New York City Ser I (Prerefunded @
          4/15/07)..................................         6.000    04/15/12      2,151,909
10,000    New York City Trans Auth Trans Fac
          Livingston Plaza Proj Rfdg (Escrowed to
          Maturity) (FSA Insd)......................         5.400    01/01/18     11,486,300
 3,000    New York City Transitional Future Tax Secd
          Ser A Rfdg (d)............................  5.500/14.000    11/01/26      3,396,060
 5,305    New York City Transitional Future Tax Secd
          Ser C (AMBAC Insd)........................         5.250    08/01/20      5,774,439
 2,000    New York City Transitional Future Tax Secd
          Ser C (AMBAC Insd)........................         5.250    08/01/22      2,160,320
 4,545    New York City Transitional Future Tax Secd
          Ser D (MBIA Insd).........................         5.250    02/01/21      4,952,505
 2,500    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser A (FSA Insd).............         5.500    05/15/25      2,696,600
 1,250    New York St Dorm Auth Lease Rev St Univ
          Dorm Fac Ser C (Prerefunded @ 07/01/09)
          (MBIA Insd)...............................         5.500    07/01/29      1,425,175
13,500    New York St Dorm Auth Rev City Univ Sys
          Ser C.....................................         7.500    07/01/10     15,542,145
 3,000    New York St Dorm Auth Rev St Univ Ed Fac
          (Prerefunded @ 05/15/10) (FGIC Insd)......         5.750    05/15/24      3,482,280
 2,000    New York St Dorm Auth Rev St Univ Ed Fac
          1989 Res (MBIA Insd)......................         6.000    05/15/16      2,317,400
 1,880    New York St Dorm Auth Rev St Univ Ed Fac
          Ser B.....................................         5.250    05/15/10      2,092,628
 1,500    New York St Environmental Fac Revolving
          Fds Ser C.................................         5.000    07/15/21      1,601,160
 2,840    New York St Loc Govt Assistance Corp Ser E
          Rfdg......................................         6.000    04/01/14      3,373,721
 3,000    New York St Med Care Fac Fin Agy Rev NY
          Hosp Mtg Ser A (Prerefunded @ 02/15/05)
          (AMBAC Insd)..............................         6.750    08/15/14      3,103,740
 5,875    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)......         5.375    11/01/20      5,946,616
 1,500    New York St Urban Dev Corp Rev Proj Cent
          for Indl Innovation Rfdg..................         5.500    01/01/13      1,709,835

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
          JFK Intl Arpt Terminal 6 (AMT) (MBIA
          Insd).....................................         5.750%   12/01/22  $   3,269,700
 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
          JFK Intl Arpt Terminal 6 (AMT) (MBIA
          Insd).....................................         5.750    12/01/25      3,210,870
                                                                                -------------
                                                                                  102,835,034
                                                                                -------------
          NORTH CAROLINA  5.1%
 2,000    Johnston Cnty, NC (FGIC Insd).............         5.900    03/01/19      2,310,120
 1,000    North Carolina Eastern Muni Pwr Agy Pwr
          Sys Rev Ser D.............................         6.750    01/01/26      1,114,820
15,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Rfdg (MBIA Insd).................         6.000    01/01/12     17,614,050
 2,500    North Carolina Muni Pwr Agy Ser A (MBIA
          Insd).....................................         5.250    01/01/19      2,729,525
                                                                                -------------
                                                                                   23,768,515
                                                                                -------------
          NORTH DAKOTA  0.3%
 1,225    North Dakota St Hsg Fin Agy Rev Hsg Fin
          Pgm Home Mtg Fin Ser B (AMT) (MBIA
          Insd).....................................         5.500    07/01/29      1,258,785
                                                                                -------------

          OHIO  2.0%
 1,400    Bowling Green St Univ OH Gen Rcpt (FGIC
          Insd).....................................         5.750    06/01/12      1,605,450
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj......................................         7.500    01/01/30      1,108,460
 1,000    Delaware Cnty, OH Cap Fac (Prerefunded @
          12/01/10).................................         6.000    12/01/25      1,178,470
 1,000    Hamilton, OH One Renaissance Ctr Ser A
          (AMBAC Insd)..............................         5.500    11/01/16      1,135,820
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth
          Oblig Group Ser A.........................         6.000    11/15/32      1,059,030
 1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg
          Ltd Part Proj Rfdg (AMT) (AMBAC Insd).....         6.375    04/01/29      1,023,300
 1,840    Pickerington, OH Loc Sch Dist Cap Apprec
          Sch Fac Contr (FGIC Insd).................          *       12/01/12      1,367,819
 1,000    University Cincinnati OH Gen Ser A (FGIC
          Insd).....................................         5.500    06/01/09      1,123,780
                                                                                -------------
                                                                                    9,602,129
                                                                                -------------
          OKLAHOMA  1.3%
 1,500    Jenks, OK Aquarium Auth Rev First Mtg
          (Prerefunded @ 07/01/10) (MBIA Insd)......         6.100    07/01/30      1,765,935
 1,575    Oklahoma City, OK Arpt Tr Jr Lien 27th Ser
          B (AMT) (FSA Insd)........................         5.750    07/01/16      1,726,925
 2,250    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
          (AMBAC Insd)..............................         6.250    11/01/22      2,628,945
                                                                                -------------
                                                                                    6,121,805
                                                                                -------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          OREGON  2.9%
$4,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd).....................................         5.250%   07/01/22  $   4,323,680
 3,000    Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd).....................................         5.250    11/01/17      3,339,720
 1,075    Oregon St Veterans Welfare Ser 76A........         6.050    10/01/28      1,089,384
 1,190    Portland, OR Cmnty College Dist Ser B.....         5.250    06/01/12      1,335,954
 1,985    Portland, OR Urban Renewal & Redev
          Downtown Wtrfront Ser A (AMBAC Insd)......         5.750    06/15/16      2,263,615
 1,000    Washington Multnomah & Yamhill (MBIA
          Insd).....................................         5.000    06/01/13      1,102,890
                                                                                -------------
                                                                                   13,455,243
                                                                                -------------
          PENNSYLVANIA  4.1%
 1,250    Allegheny Cnty, PA San Auth Swr Rev (MBIA
          Insd).....................................         5.750    12/01/16      1,443,225
 4,680    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
          Insd).....................................          *       09/01/19      2,397,049
 3,535    Falls Twp, PA Hosp Auth Hosp Rev DE Vly
          Med Rfdg (FHA Gtd)........................         7.000    08/01/22      3,665,088
 2,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (Variable Rate Coupon) (FSA Insd).........         5.000    12/01/33      2,194,220
 1,905    Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd) (e)..........................          *       09/15/16      1,149,306
 1,710    Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd)..............................          *       03/15/19        894,245
 1,385    Harrisburg, PA Cap Apprec Ser F Rfdg
          (AMBAC Insd)..............................          *       09/15/19        708,151
 1,500    Penn Cambria Sch Dist PA Cap Apprec (FGIC
          Insd) (e).................................          *       08/15/20        725,730
    60    Penn Hills, PA (Prerefunded @ 12/01/07)
          (FGIC Insd)...............................         5.900    12/01/17         66,747
 1,000    Pennsylvania St Higher Ed Fac Auth College
          & Univ Rev Bryn Mawr College (MBIA
          Insd).....................................         5.625    12/01/27      1,085,210
 1,000    Philadelphia, PA Auth Indl Dev
          Philadelphia Arpt Sys Proj Ser A (AMT)
          (FGIC Insd)...............................         5.125    07/01/19      1,059,740
 1,400    Philadelphia, PA Sch Dist Ser A
          (Prerefunded @ 02/01/11) (FSA Insd).......         5.750    02/01/12      1,617,000
 1,500    Pittsburgh, PA Ser A (Prerefunded @
          09/01/09) (FGIC Insd).....................         5.750    09/01/23      1,698,735
 1,005    Southeast Delco Sch Dist PA Cap Apprec
          (MBIA Insd)...............................          *       02/01/17        590,247
                                                                                -------------
                                                                                   19,294,693
                                                                                -------------

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          RHODE ISLAND  0.4%
$1,490    Providence, RI Redev Agy Rev Pub Safety &
          Muni Bldgs Ser A (AMBAC Insd).............         5.500%   04/01/14  $   1,682,970
                                                                                -------------

          SOUTH CAROLINA  4.2%
 2,275    Beaufort Cnty, SC Tax Increment New River
          Redev Proj Area (MBIA Insd) (e)...........         5.500    06/01/19      2,577,120
 2,375    Berkeley Cnty, SC Sch Dist Ctfs Part
          Berkeley Sch Facs Grp Inc (Escrowed to
          Maturity) (MBIA Insd).....................         5.250    02/01/16      2,490,164
 2,700    Charleston Cnty, SC Solid Waste
          (Prerefunded @ 01/01/05) (MBIA Insd)......         6.000    01/01/14      2,773,602
 1,840    Myrtle Beach, SC Hospitality Fee Rev Ser A
          (FGIC Insd) (e)...........................         5.375    06/01/21      2,032,832
 1,935    Myrtle Beach, SC Hospitality Fee Rev Ser A
          (FGIC Insd) (e)...........................         5.375    06/01/22      2,126,488
 3,500    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser A (AMBAC Insd).....         5.200    11/01/27      3,683,575
 3,750    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser B (AMT) (AMBAC
          Insd).....................................         5.450    11/01/32      3,942,975
                                                                                -------------
                                                                                   19,626,756
                                                                                -------------
          SOUTH DAKOTA  0.8%
 1,375    Deadwood, SD Ctf Part (ACA Insd)..........         6.375    11/01/20      1,484,285
 1,000    South Dakota St Hlth & Ed Fac Auth Rev
          Childrens Care Hosp Rfdg..................         6.125    11/01/29      1,063,240
   990    South Dakota St Hlth & Ed Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)......         5.400    08/01/13      1,089,465
                                                                                -------------
                                                                                    3,636,990
                                                                                -------------
          TENNESSEE  1.8%
 1,500    Johnson City, TN Hlth & Ed Fac Brd Hosp
          Rev First Mtg Mtn States Rfdg (MBIA
          Insd).....................................         7.500    07/01/25      1,892,460
   410    Montgomery Cnty, TN Pub Impt Rfdg (FGIC
          Insd) (e).................................         5.500    05/01/16        464,583
 5,090    Montgomery Cnty, TN Pub Impt Rfdg
          (Prerefunded @ 05/01/12) (FGIC Insd)
          (e).......................................         5.500    05/01/16      5,873,707
                                                                                -------------
                                                                                    8,230,750
                                                                                -------------
          TEXAS  12.6%
 2,685    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)
          (e).......................................         6.250    09/01/15      3,129,529
 1,275    Cameron Cnty, TX Ctf Oblig (AMBAC Insd)
          (e).......................................         5.750    02/15/13      1,437,282

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$3,000    Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)...................         5.875%   02/15/29  $   3,032,340
 2,000    Dallas, TX Wtrwks & Swr Sys Rev Rfdg......         5.750    10/01/17      2,273,680
 4,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt
          Jt Ser A Rfdg (AMT) (FGIC Insd)...........         5.500    11/01/31      4,185,480
 4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser
          A (AMT) (FGIC Insd).......................         5.750    11/01/30      4,268,920
 1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (AMT) (FSA Insd)..........................         5.625    07/01/30      1,062,540
 3,000    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd).....         5.750    09/01/15      3,430,740
   130    Houston, TX Pub Impt Rfdg (FSA Insd)......         5.750    03/01/15        148,227
 1,370    Houston, TX Pub Impt Rfdg (Prerefunded
          09/01/10) (FSA Insd)......................         5.750    03/01/15      1,566,253
 6,000    Houston, TX Util Sys Rev First Lien Ser A
          Rfdg (FSA Insd)...........................         5.250    05/15/21      6,562,680
 6,000    Houston, TX Util Sys Rev First Lien Ser A
          Rfdg (FGIC Insd)..........................         5.250    05/15/23      6,488,640
 1,925    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          C (Prerefunded @ 12/01/07) (FGIC Insd)....         5.375    12/01/27      2,124,565
 1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.......................         7.250    01/01/31      1,450,065
 1,500    North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A...................         5.125    05/15/29      1,524,540
 4,000    North Cent TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)...............         5.250    08/15/32      4,177,200
 3,000    San Antonio, TX Elec & Gas Sys Rfdg.......         5.375    02/01/16      3,355,470
 2,750    Texas St Vets Housing Assistance Pgm Vet
          Ser B (AMT) (FHA Gtd).....................         6.100    06/01/31      2,939,365
 3,000    University of TX Univ Rev Fin Sys Ser A...         5.250    08/15/20      3,281,370
 2,300    University of TX Univ Rev Fin Sys Ser C
          (Prerefunded @ 08/15/11)..................         5.375    08/15/19      2,622,782
                                                                                -------------
                                                                                   59,061,668
                                                                                -------------
          UTAH  0.9%
   105    Utah St Hsg Fin Agy Single Family Mtg
          Mezzanine Issue H1 (AMBAC Insd)...........         6.000    07/01/12        109,318
 3,625    Utah St Ser A.............................         5.000    07/01/07      3,902,095
                                                                                -------------
                                                                                    4,011,413
                                                                                -------------

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          VIRGINIA  0.5%
$1,320    Fairfax Cnty, VA Ctf Part.................         5.300%   04/15/23  $   1,417,654
 1,000    Henrico Cnty, VA Indl Dev Auth Pub Fac
          Lease Rev Henrico Cnty Regl Jail Proj
          (Prerefunded @ 08/01/05)..................         7.125    08/01/21      1,059,810
                                                                                -------------
                                                                                    2,477,464
                                                                                -------------
          WASHINGTON  5.5%
 2,500    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................         5.500    07/01/18      2,810,175
 5,360    Energy Northwest WA Elec Rev Proj No 3 Ser
          B Rfdg (FSA Insd).........................         6.000    07/01/16      6,262,356
 1,485    Pierce Cnty, WA (AMBAC Insd) (e)..........         5.750    08/01/14      1,690,910
 1,000    Port Seattle, WA Rev Ser B (AMT) (MBIA
          Insd).....................................         5.625    02/01/24      1,085,740
 1,435    Radford Ct Pptys WA Student Hsg Rev (MBIA
          Insd) (e).................................         6.000    06/01/15      1,651,900
 1,585    Radford Ct Pptys WA Student Hsg Rev (MBIA
          Insd) (e).................................         6.000    06/01/16      1,824,573
 1,150    Seattle, WA Muni Lt & Pwr Rev.............         5.250    12/01/08      1,265,633
 1,315    Seattle, WA Muni Lt & Pwr Rev.............         5.500    12/01/09      1,475,706
 1,000    Seattle, WA Muni Lt & Pwr Rev.............         5.625    12/01/18      1,086,730
 3,000    Spokane, WA Pub Fac Dist Hotel Motel &
          Sales Use Tax (MBIA Insd).................         5.250    09/01/33      3,160,470
 1,350    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
          Insd).....................................         5.750    01/01/15      1,537,799
 1,650    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
          Insd).....................................         5.500    01/01/12      1,884,036
                                                                                -------------
                                                                                   25,736,028
                                                                                -------------
          WISCONSIN  1.1%
 1,225    De Pere, WI Unit Sch Dist Rfdg (FGIC
          Insd).....................................         5.000    10/01/13      1,350,281
 1,340    Oconto Falls, WI Pub Sch Dist Ser A Rfdg
          (Prerefunded @ 03/01/11) (FSA Insd) (e)...         5.750    03/01/15      1,548,879
 2,000    Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev Ser A Rfdg (MBIA Insd)......         5.500    12/15/20      2,352,620
                                                                                -------------
                                                                                    5,251,780
                                                                                -------------
          GUAM  0.7%
 3,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)......         5.250    10/01/34      3,171,480
                                                                                -------------

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------
          PUERTO RICO  1.0%
$1,110    Puerto Rico Comwlth Aqueduct & Swr Auth
          Rev Rfdg (Comwlth Gtd)....................         5.000%   07/01/15  $   1,146,963
 3,500    Puerto Rico Pub Bldgs Auth Rev Gtd Govt
          Facs Ser I (Comwlth Gtd)..................         5.250    07/01/33      3,667,405
                                                                                -------------
                                                                                    4,814,368
                                                                                -------------
TOTAL LONG-TERM INVESTMENTS  154.2%
  (Cost $655,054,667).........................................................    722,389,216
SHORT-TERM INVESTMENTS  0.3%
  (Cost $1,300,000)...........................................................      1,300,000
                                                                                -------------

TOTAL INVESTMENTS  154.5%
  (Cost $656,354,667).........................................................    723,689,216
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%...................................      9,867,943
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (56.6%)...................   (265,222,637)
                                                                                -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................  $ 468,334,522
                                                                                =============

    Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets applicable to common shares.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Comwth Gtd--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $656,354,667).......................  $723,689,216
Cash........................................................        19,955
Receivables:
  Interest..................................................    10,506,742
  Investments Sold..........................................       455,884
Other.......................................................        12,636
                                                              ------------
    Total Assets............................................   734,684,433
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       371,531
  Variation Margin on Futures...............................       133,719
  Income Distributions--Common Shares.......................       103,004
  Other Affiliates..........................................        33,759
Trustees' Deferred Compensation and Retirement Plans........       333,398
Accrued Expenses............................................       151,863
                                                              ------------
    Total Liabilities.......................................     1,127,274
Preferred Shares (including accrued distributions)..........   265,222,637
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $468,334,522
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($468,334,522 divided by
  27,013,149 shares outstanding)............................  $      17.34
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................  $    270,131
Paid in Surplus.............................................   399,273,758
Net Unrealized Appreciation.................................    66,943,615
Accumulated Undistributed Net Investment Income.............     2,902,640
Accumulated Net Realized Loss...............................    (1,055,622)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $468,334,522
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation preference of
  $25,000 per share)........................................  $265,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $733,334,522
                                                              ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $ 35,601,951
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,365,648
Preferred Share Maintenance.................................       716,043
Administrative Fee..........................................       212,809
Trustees' Fees and Related Expenses.........................       134,200
Legal.......................................................        79,127
Custody.....................................................        40,634
Other.......................................................       306,591
                                                              ------------
    Total Expenses..........................................     5,855,052
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 29,746,899
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  2,203,000
  Futures...................................................    (5,328,821)
                                                              ------------
Net Realized Loss...........................................    (3,125,821)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    55,619,347
                                                              ------------
  End of the Period:
    Investments.............................................    67,334,549
    Futures.................................................      (390,934)
                                                              ------------
                                                                66,943,615
                                                              ------------
Net Unrealized Appreciation During the Period...............    11,324,268
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  8,198,447
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (3,047,521)
                                                              ============
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 34,897,825
                                                              ============

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2004   OCTOBER 31, 2003
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $ 29,746,899       $ 29,908,581
Net Realized Gain/Loss....................................      (3,125,821)         5,112,551
Net Unrealized Appreciation/Depreciation During the
  Period..................................................      11,324,268         (2,721,390)
Distributions to Preferred Shareholders:
Net Investment Income.....................................      (2,822,650)        (2,221,342)
Net Realized Gain.........................................        (224,871)          (786,321)
                                                              ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................      34,897,825         29,292,079

Distributions to Common Shareholders:
  Net Investment Income...................................     (27,082,100)       (28,875,489)
  Net Realized Gain.......................................      (2,811,836)        (8,705,889)
                                                              ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................       5,003,889         (8,289,299)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     463,330,633        471,619,932
                                                              ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $2,902,640 and $3,058,250,
  respectively)...........................................    $468,334,522       $463,330,633
                                                              ============       ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 17.15    $ 17.46    $ 17.51
                                                              -------    -------    -------
  Net Investment Income.....................................     1.09       1.10       1.18
  Net Realized and Unrealized Gain/Loss.....................      .31        .09        .18
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.10)      (.08)      (.10)
    Net Realized Gain.......................................     (.01)      (.03)      (.07)
                                                              -------    -------    -------
Total from Investment Operations............................     1.29       1.08       1.19
Distributions Paid to Common Shareholders:
    Net Investment Income...................................    (1.00)     (1.07)     (1.03)
    Net Realized Gain.......................................     (.10)      (.32)      (.21)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.34    $ 17.15    $ 17.46
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.34    $ 15.58    $ 15.80
Total Return (b)............................................    5.76%      7.60%     14.56%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 468.3    $ 463.3    $ 471.6
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.27%      1.28%      1.41%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.43%      6.40%      6.89%
Portfolio Turnover..........................................      18%        23%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .80%       .82%       .89%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.82%      5.92%      6.30%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................   10,600     10,600     10,600
Asset Coverage Per Preferred Share (e)......................  $69,204    $68,721    $69,511
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)As required effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
      2001       2000       1999       1998       1997       1996       1995
------------------------------------------------------------------------------
     $ 16.22   $  15.63   $  17.64   $  17.29   $  16.58   $  16.58   $  15.03
     -------   --------   --------   --------   --------   --------   --------
        1.25       1.32       1.33       1.35       1.37       1.38       1.42
        1.24        .64      (1.94)       .42        .74        .11       1.65
        (.32)      (.40)      (.32)      (.34)      (.35)      (.35)      (.38)
         -0-        -0-       (.02)      (.02)       -0-        -0-        -0-
     -------   --------   --------   --------   --------   --------   --------
        2.17       1.56       (.95)      1.41       1.76       1.14       2.69
        (.88)      (.97)      (.99)     (1.00)     (1.05)     (1.14)     (1.14)
         -0-        -0-       (.07)      (.06)       -0-        -0-        -0-
     -------   --------   --------   --------   --------   --------   --------
     $ 17.51   $  16.22   $  15.63   $  17.64   $  17.29   $  16.58   $  16.58
     =======   ========   ========   ========   ========   ========   ========

     $ 14.94   $13.5625   $13.6875   $  17.00   $ 16.125   $ 15.813   $  15.75
      16.85%      6.41%    -13.97%     12.40%      8.92%      7.84%     21.15%
     $ 473.0   $  438.1   $  422.2   $  476.6   $  467.0   $  447.8   $  447.9
       1.55%      1.68%      1.61%      1.58%      1.60%      1.62%      1.68%
       7.37%      8.44%      7.87%      7.73%      8.16%      8.37%      8.96%
         29%        31%        33%        29%        40%        30%        15%

        .98%      1.03%      1.02%      1.01%      1.01%      1.02%      1.04%
       5.49%      5.86%      6.00%      5.80%      6.06%      6.24%      6.55%

      10,600     10,600     10,600      5,300      5,300      5,300      5,300
     $69,623   $ 66,332   $ 64,827   $139,932   $138,116   $134,491   $134,501
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery' basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

accumulated capital loss carryforward for tax purposes of $1,444,681 which will expire on October 31, 2012.

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $655,586,757
                                                              ============
Gross tax unrealized appreciation...........................  $ 68,169,969
Gross tax unrealized depreciation...........................       (67,510)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 68,102,459
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $  142,534    $1,160,043
  Long-term capital gain....................................   3,036,707     8,535,890
                                                              ----------    ----------
                                                              $3,179,241    $9,695,933
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses, and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to excise taxes paid which are not deductible for tax purposes totaling $4,093 was reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $1,852 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of October 31, 2004, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................    $65,384

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, and gains or losses recognized for tax purposes on open future transactions at October 31, 2004.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $53,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $61,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $127,618,157 and $137,198,013, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2003.............................      856
Futures Opened..............................................    2,529
Futures Closed..............................................   (2,843)
                                                               ------
Outstanding at October 31, 2004.............................      542
                                                               ======

    The futures contracts outstanding as of October 31, 2004, and the description and unrealized appreciation/depreciation were as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures December 2004 (Current
    Notional Value of $113,563 per contract)................      97         $(111,029)
  U.S. Treasury Notes 5-Year Futures December 2004 (Current
    Notional Value of $111,375 per contract)................     445          (279,905)
                                                                 ---         ---------
                                                                 542         $(390,934)
                                                                 ===         =========

5. PREFERRED SHARES

The Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on October 31, 2004 was 1.506%. During the year ended October 31, 2004, the rates ranged from 0.780% to 1.600%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.5% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $3,036,707 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy..........................................  24,046,655            401,437
Jack E. Nelson............................................  24,045,234            402,858
Richard F. Powers, III....................................  24,031,051            417,041

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J. Kerr, Mitchell M. Merin, Hugo F. Sonnenschein, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

      sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VGM ANR 12/04
                                                 RN04-02831P-Y10/04

                                   APPENDIX D

                  TARGET FUND ANNUAL REPORT DATED JUNE 30, 2004

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of June 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

MUNICIPAL INCOME TRUST
SYMBOL: VMT
---------------------------------------------------------
                                                 BASED ON
AVERAGE ANNUAL                       BASED ON     MARKET
TOTAL RETURNS                          NAV        PRICE

Since Inception (08/26/88)            7.91%        6.57%

10-year                               7.17         4.64

5-year                                7.69         4.89

1-year                                0.34        -1.63
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team. Current members include Thomas Byron and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.(1)

MARKET CONDITIONS

The municipal-bond market continued to be volatile during the review period, driven by investors' widely varying expectations for the state of the economy. The period began with yields rising rapidly in the third quarter of 2003 on fears that the long-term period of low interest rates was likely to come to an end. Those fears abated somewhat in the fourth quarter of 2003 when it became apparent that employment growth remained anemic, thus easing the inflationary pressures that might otherwise induce the Federal Reserve Bank's Federal Open Market Committee (the Fed) to raise the target federal funds rate.

Yields remained low through the first quarter of 2004 until April, when a surprisingly strong employment report for March spooked investors. This report, coupled with sustained high commodity (especially oil) prices, led the market to factor in a far more rapid rate hike by the Fed than had previously been expected. Yields continued to rise in May, when it became clear that most investors expected the Fed to act at its June 30, 2004 meeting. It did so, raising the federal funds rate by 25 basis points--the first rate hike since 2000.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in 2004, though California continued to lead the nation in issuance thanks to its $11 billion deficit financing.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at historically low yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market-price basis, the trust underperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust often uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows for much of the period, the difference between short and longer-term rates was relatively high. This made using leverage a beneficial approach during the period, and added to the trust's returns. As yields rose toward the end of the period, the prices of bonds declined. The trust's use of leverage magnified this negative price movement, which contributed to the portfolio's underperformance versus the benchmark, which is not leveraged.

One of our primary strategies in managing the trust was to keep its duration (a measure of interest-rate sensitivity) below that of the benchmark. This posture was driven by a combination of our analysis of the macroeconomic environment as well as the level of interest rates, which for most of the period hovered at or near multi-decade lows. The combination of an improving economy and low interest rates led us to anticipate that the next significant shift in rates would likely be upward, and as a result would be more damaging for longer-duration paper. The portfolio's below-market interest-rate sensitivity hampered the trust's performance for most of the period as interest rates edged downward more often than they rose. That said, the approach was more beneficial in the final months of the period as interest rates rose in anticipation of the Fed's June 30(th) meeting, and the trust ended the period well-positioned for widely anticipated further rate increases.

The trust's performance was also modestly hampered by its relatively high quality bias. Municipal-bond investors during the period responded to the improving economy by reducing the yield spreads between higher- and

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

---------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS MUNICIPAL
        NAV      MARKET PRICE          BOND INDEX

       0.34%        -1.63%                0.76%
---------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

lower-rated bonds (yield spreads reflect the premium demanded by investors to buy lower-rated bonds). As a result, lower-quality bonds outperformed, and the trust's high-quality bias held back returns somewhat. At the end of the period, the portfolio had 91 percent exposure to bonds rated AA or higher, two percentage points higher than at the beginning of the trust's fiscal year.

The portfolio's trading activity during the period was well below traditional norms given our desire to avoid having to reinvest into securities with low yields. However, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Many of these acquisitions were funded by the proceeds of bonds that were called away by their issuers during the period as a result of the low interest-rate environment. In other cases we sold bonds that met our performance objectives during the period. We reinvested this cash into securities that we believed had more promising total-return characteristics, especially those in the intermediate portion of the yield curve. Many of the intermediate securities we identified offered premium coupons. We also selectively added to the portfolio's holdings of longer-maturity paper that we believed would meet with strong retail demand in the near future.

The trust's portfolio remained well diversified during the period, with its holdings spread across all major municipal bond sectors. This longstanding strategy can help to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to many potential sources of return. The three largest sector exposures at the end of the period were general purpose at 20 percent of long-term investments, public building at 13 percent, and transportation at 11 percent.

As mentioned above, the portfolio's below-market duration served it well when interest rates rose sharply in the final weeks of the period. While it is impossible to forecast with certainty how far interest rates are likely to rise, we do believe that the coming months are likely to offer significantly more opportunities to invest in securities with more attractive yield characteristics.

TOP 5 SECTORS AS OF 6/30/04                 RATING ALLOCATIONS AS OF 6/30/04
General Purpose               20.2%         AAA/Aaa                        83.1%
Public Building               13.1          AA/Aa                           7.7
Transportation                11.2          A/A                             3.7
Water & Sewer                 10.0          BBB/Baa                         3.2
Public Education               9.6          Non-Rated                       2.3

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen trust provides partial lists of its portfolio holdings (such as top 10 or top 15 trust holdings) to the public web site each with a delay of approximately 15 days.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  155.4%
          ALABAMA  2.0%
$3,660    Alabama St Brd Ed Rev & Impt Southn Univ
          St Cmnty Rfdg (MBIA Insd).................         5.250%   07/01/20   $   3,845,562
 1,865    Alabama St Univ Rev Gen Tuit & Fee Ser B
          (MBIA Insd)...............................         5.250    03/01/33       1,892,453
                                                                                 -------------
                                                                                     5,738,015
                                                                                 -------------
          ALASKA  1.9%
 3,650    Alaska St Intl Arpt Rev Ser B (AMBAC
          Insd).....................................         5.250    10/01/27       3,684,492
 1,575    Matanuska-Susitna Boro, AK Ctf Part Pub
          Safety Bldg Lease (FSA Insd)..............         5.750    03/01/16       1,724,767
                                                                                 -------------
                                                                                     5,409,259
                                                                                 -------------
          ARIZONA  1.4%
 1,000    Arizona Hlth Fac Auth Hosp John C Lincoln
          Hlth Network..............................         6.375    12/01/37       1,021,930
 3,000    Arizona St Trans Brd Excise Tax Maricopa
          Cnty Regl Area Rd Fd......................         5.500    07/01/04       3,000,360
                                                                                 -------------
                                                                                     4,022,290
                                                                                 -------------
          CALIFORNIA  10.7%
 4,500    California St (AMBAC Insd)................         5.125    10/01/27       4,506,435
 1,000    California St Dept Wtr Res Ctr Wtr Sys Ser
          X (FGIC Insd).............................         5.000    12/01/29         992,140
 1,000    California St Dept Wtr Res Pwr Ser A......         6.000    05/01/15       1,108,050
 1,000    California St Dept Wtr Res Pwr Ser A
          (AMBAC Insd)..............................         5.500    05/01/16       1,087,960
 2,500    California St Dept Wtr Res Pwr Ser A
          (AMBAC Insd) (a)..........................         5.375    05/01/18       2,668,200
 5,000    California St Univ Rev & Co Systemwide Ser
          A (AMBAC Insd)............................         5.000    11/01/33       4,920,250
 5,000    Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (Escrowed to Maturity) (MBIA
          Insd).....................................           *      09/01/17       2,551,950
 4,000    Los Angeles, CA Dept Wtr & Pwr Ser A (FGIC
          Insd).....................................         5.125    07/01/40       3,973,320
 2,500    Los Angeles, CA Uni Sch Dist Ser A (FSA
          Insd).....................................         5.250    07/01/20       2,627,150
 2,000    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Ser
          B (FSA Insd)..............................         5.000    07/01/28       1,982,060
 1,500    Metropolitan Wtr Dist Southn CA Auth Ser B
          1 (FGIC Insd).............................         5.000    10/01/33       1,480,575
 1,750    Palm Springs, CA Fin Auth Lease Rev
          Convention Ctr Proj Ser A (MBIA Insd).....         5.500    11/01/35       1,835,470
 1,000    Santa Clara Cnty, CA Brd Ed Rfdg (MBIA
          Insd).....................................         5.000    04/01/25         999,030
                                                                                 -------------
                                                                                    30,732,590
                                                                                 -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          COLORADO  3.1%
$1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05).................................         6.950%   08/31/20   $   1,090,210
 1,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05).................................         7.000    08/31/26       1,636,170
 3,405    Colorado Ed & Cultural Fac Impt Charter
          Sch Rfdg (XLCA Insd)......................         5.250    12/01/23       3,495,198
   550    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives...............................         5.250    09/01/21         557,991
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A.........................         5.500    03/01/32       1,017,750
 1,000    El Paso Cnty, CO Ctf Part Detention Fac
          Proj Ser B (AMBAC Insd)...................         5.375    12/01/18       1,069,400
                                                                                 -------------
                                                                                     8,866,719
                                                                                 -------------
          CONNECTICUT  1.0%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd) (AMT)..........         6.600    07/01/24       1,837,430
 1,000    Hartford, CT Pkg Sys Rev Ser A............         6.500    07/01/25       1,024,890
                                                                                 -------------
                                                                                     2,862,320
                                                                                 -------------
          DISTRICT OF COLUMBIA  1.0%
 2,775    District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (Escrowed to Maturity)
          (MBIA Insd)...............................         5.250    08/15/12       2,979,906
                                                                                 -------------

          FLORIDA  9.0%
 2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).....................................         5.950    07/01/20       2,079,800
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd).....................................         5.750    07/01/11       1,123,210
 2,000    Florida St Dept Environmental Prot
          Preservtn Rev Ser A (FGIC Insd)...........         5.750    07/01/10       2,253,840
 1,745    Hillsborough Cnty, FL Port Dist Tampa Port
          Auth Proj Ser A (MBIA Insd)...............         5.375    06/01/27       1,773,356
 1,000    Jea, FL Elec Sys Rev Ser 3 Ser A..........         5.500    10/01/41       1,018,090
 1,000    Marion Cnty, FL Sch Brd Ctf (FSA Insd)....         5.250    06/01/18       1,061,730
 1,500    Miami Beach, FL Stormwtr Rev (FGIC
          Insd).....................................         5.250    09/01/25       1,531,770
 1,720    Miami-Dade Cnty, FL Aviation Rev Miami
          Intl Arpt (FGIC Insd).....................         5.375    10/01/32       1,733,536
 3,000    Orange Cnty, FL Sch Brd Ctf Part Ser A
          (AMBAC Insd)..............................         5.250    08/01/14       3,267,510
 4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd).....................................         5.625    10/01/14       4,401,360
 2,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd).....................................         5.500    10/01/31       2,067,820
 1,090    Plantation, FL Impt Proj Rfdg (FSA
          Insd).....................................         5.000    08/15/20       1,122,547

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,190    Polk Cnty FL Util Sys Rev (FGIC Insd).....         5.250%   10/01/20   $   1,256,390
 1,115    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd).........................         5.500    08/01/19       1,204,613
                                                                                 -------------
                                                                                    25,895,572
                                                                                 -------------
          GEORGIA  7.4%
 4,023    Fulton Cnty, GA Lease Rev (Acquired
          12/23/94, Cost $4,023,144) (b)............         7.250    06/15/10       4,240,675
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd).....................................         6.500    01/01/20       3,197,125
 3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)...............................         6.250    01/01/17       3,537,270
 2,500    Georgia St Ser D..........................         6.000    10/01/05       2,630,850
 2,335    Georgia St Ser D..........................         6.000    10/01/06       2,527,007
 2,000    Municipal Elec Auth GA Combustion Turbine
          Proj Ser A (MBIA Insd)....................         5.250    11/01/22       2,075,720
   800    Royston, GA Hosp Auth Hosp Rev Ctf
          Hlthcare Sys Inc..........................         6.700    07/01/16         806,120
 2,500    Royston, GA Hosp Auth Hosp Rev Ctf
          Hlthcare Sys Inc..........................         6.500    07/01/27       2,427,500
                                                                                 -------------
                                                                                    21,442,267
                                                                                 -------------
          ILLINOIS  17.4%
 4,000    Chicago, IL Brd Ed Chicago Sch Reform Ser
          A (AMBAC Insd)............................         5.250    12/01/27       4,039,600
 1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)......         5.500    12/01/28       1,452,276
 2,250    Chicago, IL Neighborhoods Alive 21 Ser A
          (FGIC Insd)...............................         5.500    01/01/13       2,470,860
 1,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (FSA Insd) (AMT)......         5.250    01/01/30       1,490,610
 1,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (XLCA Insd) (AMT).....         5.250    01/01/34       1,487,760
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second
          Lien Passenger Fac Ser B (AMBAC Insd).....         5.500    01/01/16       1,076,500
 1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)...         5.750    01/01/14       1,111,940
 1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)...         5.750    01/01/15       1,108,070
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (Escrowed to Maturity) (MBIA Insd)........           *      01/01/07       4,568,210
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd).......         5.125    01/01/15       1,069,400
 2,000    Chicago, IL Wastewtr Transmission Rev
          Second Lien (MBIA Insd)...................         5.750    01/01/25       2,131,900
 1,960    Cook Cnty, IL Cmnty Cons Sch Dist (FSA
          Insd).....................................         5.500    12/01/13       2,185,851
 1,000    Cook Cnty, IL Ser A (FGIC Insd)...........         5.500    11/15/31       1,036,080
 3,230    Cook Cnty, IL Ser A Rfdg (MBIA Insd)......         5.625    11/15/16       3,507,166
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd).........................         5.500    11/15/13       2,544,396

                                              See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$2,500    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd).........................         5.500%   11/15/15   $   2,728,675
 1,335    Illinois Dev Fin Auth Rev Bradley Univ
          Proj (Prerefunded @ 08/01/09) (AMBAC
          Insd).....................................         5.375    08/01/24       1,481,476
 2,000    Illinois Ed Fac Auth Rev Lewis Univ.......         6.125    10/01/26       1,902,020
 1,500    Illinois St First Ser (FGIC Insd).........         5.375    11/01/14       1,633,215
 1,900    Kendall, Kane & Will Cntys, IL Cmnty Unit
          Sch Dist No. 308 Ser B (FGIC Insd)........         5.250    10/01/21       1,975,278
 2,500    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Ser A (MBIA
          Insd).....................................         5.250    06/15/42       2,506,125
 1,250    Sangamon Cnty, IL Ctf Part................        10.000    12/01/06       1,460,675
 7,455    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd).....................................           *      12/01/12       5,207,988
                                                                                 -------------
                                                                                    50,176,071
                                                                                 -------------
          INDIANA  3.4%
 2,420    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)..........         5.550    02/01/24       2,532,603
 1,000    Clark Pleasant, IN Cmnty Sch First Mtg
          (AMBAC Insd)..............................         5.500    07/15/18       1,082,870
 4,000    Indiana Hlth Fac Fin Auth Rev Deaconess
          Hosp Ser A (AMBAC Insd)...................         5.375    03/01/34       4,060,880
 2,000    Indiana Trans Fin Auth Toll Rfdg (AMBAC
          Insd).....................................         5.375    07/01/09       2,148,260
                                                                                 -------------
                                                                                     9,824,613
                                                                                 -------------
          KANSAS  2.7%
 3,810    Kansas St Dev Fin Auth Rev KS Proj Ser N
          (AMBAC Insd)..............................         5.250    10/01/22       3,939,845
 1,250    Kansas St Dev Fin Auth Rev KS St Proj
          (AMBAC Insd)..............................         5.500    03/01/16       1,358,737
 2,235    Sedgwick Cnty, KA Uni Sch Dist No. 259
          Wichita (MBIA Insd).......................         5.500    09/01/11       2,468,334
                                                                                 -------------
                                                                                     7,766,916
                                                                                 -------------
          KENTUCKY  3.5%
 2,190    Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A Rfdg
          (MBIA Insd) (AMT).........................         6.250    03/01/09       2,422,841
 5,000    Kentucky St Ppty & Bldgs Commn Proj No. 74
          Rfdg (Prerefunded 02/01/12) (FSA Insd)....         5.375    02/01/16       5,541,700
 2,000    Kentucky St Tpk Auth Econ Dev
          Revitalization Proj Rfdg (FSA Insd).......         5.500    07/01/07       2,165,600
                                                                                 -------------
                                                                                    10,130,141
                                                                                 -------------

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          LOUISIANA  3.2%
$4,395    Ernest N Morial New Orleans LA Sr Sub Ser
          A (AMBAC Insd)............................         5.250%   07/15/22   $   4,566,361
 3,000    Lafayette, LA Util Rev (MBIA Insd) (c)....         5.250    11/01/21       3,122,610
 1,500    Louisiana St Ser A (FGIC Insd)............         5.500    11/15/08       1,649,400
                                                                                 -------------
                                                                                     9,338,371
                                                                                 -------------
          MARYLAND  0.9%
 2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd).....................................           *      10/15/09       1,669,945
 1,000    Maryland St Hlth & Higher Ed Fac Auth Rev
          Medstar Hlth Rfdg.........................         5.500    08/15/33         950,580
                                                                                 -------------
                                                                                     2,620,525
                                                                                 -------------
          MASSACHUSETTS  4.3%
 2,305    Massachusetts St College Bldg Auth Proj
          Rev Ser A (MBIA Insd).....................         5.000    05/01/20       2,372,560
 4,000    Massachusetts St Cons Ln Ser B
          (Prerefunded @ 03/01/12) (FSA Insd).......         5.500    03/01/17       4,418,280
 1,500    Massachusetts St Fed Hwy Gnt Antic Nt Ser
          A.........................................         5.750    06/15/15       1,679,025
 1,000    Massachusetts St Indl Fin Agy Rev Higher
          Ed Hampshire College Proj (Prerefunded @
          10/01/07).................................         5.625    10/01/12       1,042,300
 2,000    Massachusetts St Spl Oblig Dedicated Tax
          Rev (FGIC Insd)...........................         5.000    01/01/34       1,971,160
 1,000    Massachusetts St Wtr Res Auth Gen Ser A
          (MBIA Insd)...............................         5.000    08/01/28         989,600
                                                                                 -------------
                                                                                    12,472,925
                                                                                 -------------
          MICHIGAN  2.8%
 1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd).....................................         5.750    01/01/13       1,114,770
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr..................         5.750    05/15/18       1,173,781
 1,000    Michigan Muni Bd Auth Rev Clean Wtr Rev
          Fd........................................         5.250    10/01/18       1,065,490
 1,000    Michigan St Strategic Fd Detroit Edison Co
          Proj C Rfdg (XLCA Insd) (AMT).............         5.450    12/15/32       1,013,490
 2,500    Michigan St Strategic Fd Detroit Edison
          Conv Rfdg (Variable Rate Coupon) (AMBAC
          Insd).....................................         4.850    09/01/30       2,617,700
 1,000    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser B Rfdg (AMT)..............         5.650    09/01/29       1,003,010
                                                                                 -------------
                                                                                     7,988,241
                                                                                 -------------
          MISSISSIPPI  0.5%
 1,500    Mississippi Hosp Equip & Fac MS Baptist
          Med Ctr Rfdg (MBIA Insd)..................         6.000    05/01/13       1,579,470
                                                                                 -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MISSOURI  2.7%
$2,530    Bi-State Dev Agy MO IL Met Metrolink Cross
          Cnty Proj B (FSA Insd)....................         5.250%   10/01/18   $   2,696,778
 3,400    Missouri St Hwys & Trans Commn Rd Rev Ser
          A.........................................         5.500    02/01/08       3,704,742
 1,250    Saint Charles, MO Ctf Part Ser B..........         5.500    05/01/18       1,291,850
                                                                                 -------------
                                                                                     7,693,370
                                                                                 -------------
          NEVADA  1.5%
 3,965    Clark Cnty, NV Bd Bk (FGIC Insd)..........         5.500    06/01/09       4,368,399
                                                                                 -------------

          NEW JERSEY  2.6%
 1,835    New Jersey St Ed Fac Auth Higher Ed Cap
          Impt Ser A (AMBAC Insd)...................         5.250    09/01/21       1,917,245
 1,000    New Jersey St Trans Corp Cap Grant Antic
          Nt Ser B (AMBAC Insd).....................         5.500    02/01/08       1,086,430
 2,000    New Jersey St Trans Corp Ctf Fed Trans
          Admin Grants Ser A (AMBAC Insd)...........         5.500    09/15/13       2,230,360
 2,095    New Jersey St Trans Tr Fd Auth Trans Sys
          Ser A.....................................         5.750    06/15/17       2,351,072
                                                                                 -------------
                                                                                     7,585,107
                                                                                 -------------
          NEW MEXICO  1.5%
 4,000    Santa Fe, NM Gross Rcpt Tax Impt (AMBAC
          Insd).....................................         5.250    06/01/13       4,357,080
                                                                                 -------------

          NEW YORK  18.2%
 3,000    Metropolitan Trans Auth NY Ser A Rfdg
          (AMBAC Insd)..............................         5.500    11/15/18       3,252,990
 2,500    Metropolitan Trans Auth NY Ser A Rfdg
          (FGIC Insd)...............................         5.250    11/15/31       2,537,925
 2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A (Prerefunded @ 11/15/10).......         5.750    11/15/13       2,836,375
 3,000    New York City Muni Fin Auth Wtr & Sew Sys
          Rev Ser A (AMBAC Insd)....................         5.000    06/15/35       2,956,680
 5,700    New York City Muni Wtr Fin Auth Ser A (FSA
          Insd).....................................         5.375    06/15/17       6,115,131
 5,900    New York City Ser A.......................         7.000    08/01/04       5,927,789
 4,500    New York City Ser B (AMBAC Insd)..........         7.250    08/15/07       5,091,840
   445    New York City Ser C.......................         7.000    08/15/08         446,820
 1,000    New York City Ser H.......................         5.750    03/15/13       1,093,800
 6,930    New York City Trans Auth Trans Fac
          Livingston Plaza Proj Rfdg (Escrowed to
          Maturity) (FSA Insd)......................         5.400    01/01/18       7,558,204
 3,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (d)............  5.500/14.000    11/01/26       3,301,470
 3,000    New York St Dorm Auth Rev Hosp (MBIA
          Insd).....................................         5.000    08/01/33       2,947,950

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$2,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser D (MBIA Insd).........................         5.500%   10/01/17   $   2,175,680
 3,000    New York St Urban Dev Corp Rev Personal
          Income Tax Ser C (FGIC Insd)..............         5.500    03/15/18       3,260,130
 2,680    Port Auth NY & NJ Cons 119th Ser (FGIC
          Insd) (AMT)...............................         5.500    09/15/17       2,834,368
                                                                                 -------------
                                                                                    52,337,152
                                                                                 -------------
          NORTH CAROLINA  5.9%
 2,000    Charlotte, NC Ctf Part Convention Fac Proj
          Ser A Rfdg................................         5.500    08/01/19       2,169,640
 3,000    North Carolina Eastn Muni Pwr Agy Pwr Sys
          Rev Ser D.................................         6.750    01/01/26       3,270,450
10,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Rfdg (MBIA Insd).................         6.000    01/01/12      11,442,000
                                                                                 -------------
                                                                                    16,882,090
                                                                                 -------------
          OHIO  7.7%
 1,000    Cleveland, OH Muni Sch Dist (FSA Insd)
          (c).......................................         5.250    12/01/23       1,037,940
 3,000    Columbus, OH City Sch Dist Sch Fac Constr
          & Impt (FSA Insd) (c).....................         5.250    12/01/22       3,143,400
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj......................................         7.500    01/01/30       1,093,570
 3,000    Franklin Cnty, OH Convention Fac Auth Tax
          & Lease Rev Antic Bds Rfdg (AMBAC Insd)...         5.250    12/01/19       3,166,890
 2,660    Licking Heights, OH Loc Sch Dist (FGIC
          Insd).....................................         5.250    12/01/23       2,767,331
 1,000    Lorain Cnty, OH Hosp Rev Catholic
          Hlthcare..................................         5.375    10/01/30         995,730
 2,000    Lorain, OH City Sch Dist Classroom Fac
          Impt (MBIA Insd)..........................         5.250    12/01/20       2,118,560
 1,925    Ohio Muni Elec Generation Agy Jt Venture
          Ctf Ben Int Rfdg (AMBAC Insd).............         5.000    02/15/22       1,950,583
 1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg
          Ltd Part Proj Rfdg (AMBAC Insd) (AMT).....         6.375    04/01/29       1,029,650
 1,500    Ohio St Bldg Auth St Fac Admin Bldg Fd
          Proj A (FSA Insd).........................         5.500    04/01/15       1,635,465
 3,000    University Cincinnati OH Gen Ser A (FGIC
          Insd).....................................         5.500    06/01/09       3,315,270
                                                                                 -------------
                                                                                    22,254,389
                                                                                 -------------
          OKLAHOMA  0.4%
 1,000    Central, OK Trans & Pkg Auth Pkg Sys
          (AMBAC Insd)..............................         5.000    07/01/18       1,034,060
                                                                                 -------------

          OREGON  2.5%
 1,000    Clackamas Cnty, OR Sch Dist...............         5.500    06/01/10       1,113,700
 1,350    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd).....................................         5.250    07/01/22       1,403,946

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          OREGON (CONTINUED)
$2,060    Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd).....................................         5.250%   11/01/17   $   2,192,994
 1,250    Portland, OR Cmnty College Dist Ser B.....         5.250    06/01/12       1,360,925
 1,135    Portland, OR Swr Sys Rev Second Lien Ser A
          Rfdg (FSA Insd)...........................         5.250    06/01/19       1,200,773
                                                                                 -------------
                                                                                     7,272,338
                                                                                 -------------
          PENNSYLVANIA  8.0%
 1,500    Allegheny Cnty, PA San Auth Swr (MBIA
          Insd).....................................         5.500    12/01/30       1,563,780
 1,000    Allegheny Cnty, PA Ser C-53 Rfdg (FGIC
          Insd).....................................         5.500    11/01/14       1,099,050
 1,000    Greensburg Salem, PA Sch Dist Rfdg (FGIC
          Insd).....................................         5.375    09/15/15       1,084,130
 2,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (Variable Rate Coupon) (FSA Insd).........         5.000    12/01/33       2,112,500
 1,200    Harrisburg, PA Cap Apprec Nt Ser F Rfdg
          (AMBAC Insd)..............................           *      09/15/14         757,332
 4,000    Pennsylvania St Commn Tpk Rev Ser A (AMBAC
          Insd).....................................         5.000    12/01/34       3,952,360
 2,600    Philadelphia, PA Auth Indl Ser B (FSA
          Insd).....................................         5.500    10/01/16       2,838,394
 2,400    Philadelphia, PA Gas Wks Rev 1998 Gen
          Ordinance Fourth Ser (FSA Insd)...........         5.250    08/01/22       2,483,136
 4,570    Pittsburgh, PA Ser A (AMBAC Insd).........         5.500    09/01/16       4,881,674
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A (Escrowed to Maturity)..............         6.000    12/01/13       2,241,560
                                                                                 -------------
                                                                                    23,013,916
                                                                                 -------------
          SOUTH CAROLINA  0.7%
 1,000    Chesterfield Cnty, SC Sch Dist (FSA
          Insd).....................................         5.375    03/01/18       1,068,800
 1,000    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser A (AMBAC Insd).....         5.200    11/01/27       1,012,410
                                                                                 -------------
                                                                                     2,081,210
                                                                                 -------------
          SOUTH DAKOTA  0.3%
   875    Deadwood, SD Ctf Part (ACA Insd)..........         6.375    11/01/20         917,735
                                                                                 -------------

          TENNESSEE  1.8%
 2,000    Johnson City, TN Hlth & Ed Fac Brd Hosp
          Rev First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd).....................................         7.500    07/01/25       2,433,920
 2,500    Memphis, TN (Prerefunded @ 10/01/06)......         5.250    10/01/14       2,689,550
                                                                                 -------------
                                                                                     5,123,470
                                                                                 -------------
          TEXAS  15.0%
 2,050    Austin, TX Wtr & Wastewtr Rfdg (MBIA
          Insd).....................................         5.750    05/15/12       2,278,329
 1,000    Austin, TX Wtr & Wastewtr Rfdg (MBIA
          Insd).....................................         5.250    11/15/19       1,053,200

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$  750    Brazos Cnty, TX Hlth Fac Dev Oblig Grp....         5.375%   01/01/32   $     727,995
 1,430    Cameron Cnty, TX Ctf Oblig (AMBAC Insd)...         5.750    02/15/15       1,563,519
 1,500    Corpus Christi, TX Util Sys Rev Impt Rfdg
          (FSA Insd)................................         5.250    07/15/19       1,573,725
 2,000    Fort Worth, TX Wtr & Swr Rev Impt Rfdg....         5.500    02/15/05       2,049,980
 1,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
          Hlthcare Ser A............................         6.375    06/01/29       1,082,990
 2,000    Harris Cnty, TX Perm Impt & Rfdg..........         5.000    10/01/11       2,127,780
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)....................           *      08/15/18       2,166,156
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)....................           *      08/15/21         365,590
 2,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd).....         5.750    09/01/15       2,322,868
    95    Houston, TX Pub Impt Rfdg (FSA Insd)......         5.750    03/01/15         104,631
   905    Houston, TX Pub Impt Rfdg (Prerefunded
          09/01/10) (FSA Insd)......................         5.750    03/01/15       1,018,768
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          B Rfdg (Escrowed to Maturity) (FGIC
          Insd).....................................         6.250    12/01/05       2,122,920
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian A...............................         7.500    02/15/18       1,589,460
 1,100    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.......................         7.200    01/01/21       1,067,033
 1,000    North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A...................         5.125    05/15/29         969,190
 1,750    North Cent TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)...............         5.250    08/15/32       1,756,178
 2,805    Tarrant Regl Wtr Dist TX Wtr Impt Rfdg
          (FSA Insd)................................         5.250    03/01/19       2,951,365
 3,297    Texas Mun Pwr Agy Rev (AMBAC Insd)........           *      09/01/07       2,999,710
   228    Texas Mun Pwr Agy Rev (Escrowed to
          Maturity) (AMBAC Insd)....................           *      09/01/07         208,285
 3,070    Texas St Pub Ppty Fin Corp Rev Mental Hlth
          & Retardation Rfdg (FSA Insd).............         5.500    09/01/13       3,119,396
 1,565    Texas St Univ Sys Fin Rev Rfdg (FSA
          Insd).....................................         5.000    03/15/20       1,596,472
 1,000    Texas Tech Univ Rev Fin Sys Seventh Ser
          (MBIA Insd)...............................         5.000    08/15/25         995,420
 1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
          Lien Ser B................................         5.250    07/15/17       1,586,160
 1,000    Trinity River Auth TX Rev Tarrant Cnty Wtr
          Proj Impt & Rfdg (MBIA Insd)..............         5.500    02/01/21       1,065,030
 2,500    University TX Rev Fin Sys Ser B...........         5.250    08/15/20       2,630,325
                                                                                 -------------
                                                                                    43,092,475
                                                                                 -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          UTAH  0.4%
$1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj..............................         5.750%   10/01/27   $   1,003,070
   135    Utah St Hsg Fin Agy Single Family Mtg Ser
          B Class 2 (FHA/VA Insd) (AMT).............         6.250    07/01/14         135,140
                                                                                 -------------
                                                                                     1,138,210
                                                                                 -------------
          WASHINGTON  6.6%
 3,270    Central, WA Univ Sys Rev (FGIC Insd)......         5.000    05/01/28       3,215,228
 3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd).....................................         5.500    01/01/08       3,696,781
 2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd).....................................         5.500    01/01/09       2,842,874
 1,300    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................         5.500    07/01/17       1,396,993
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)......         5.250    01/01/34       4,436,564
 1,000    Spokane, WA Pub Fac Dist Hotel (MBIA
          Insd).....................................         5.750    12/01/20       1,102,740
 2,100    Spokane, WA Pub Fac Dist Hotel (MBIA
          Insd).....................................         5.750    12/01/21       2,303,868
                                                                                 -------------
                                                                                    18,995,048
                                                                                 -------------
          WISCONSIN  2.1%
 2,345    Appleton, WI Wtrwks Rev Rfdg (FGIC
          Insd).....................................         5.375    01/01/19       2,492,829
 3,500    Milwaukee, WI Redev Auth Rev Milwaukee Pub
          Schs (AMBAC Insd).........................         5.125    08/01/22       3,574,550
                                                                                 -------------
                                                                                     6,067,379
                                                                                 -------------
          GUAM  1.0%
 2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)......         5.250    10/01/34       2,832,172
                                                                                 -------------

          PUERTO RICO  0.3%
 1,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Fin Auth Higher Ed
          Rev.......................................         5.375    02/01/19       1,013,780
                                                                                 -------------

TOTAL LONG-TERM INVESTMENTS  155.4%
  (Cost $428,587,805).........................................................     447,905,591
SHORT-TERM INVESTMENTS  2.3%
  (Cost $6,600,000)...........................................................       6,600,000
                                                                                 -------------
TOTAL INVESTMENTS  157.7%
  (Cost $435,187,805).........................................................     454,505,591

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)                                                                                VALUE
----------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%).................................   $  (1,266,830)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (57.3%)...................    (165,055,109)
                                                                                 -------------

NET ASSETS APPLICABLE TO COMMON SHARES 100.0%.................................   $ 288,183,652
                                                                                 =============

    Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted Securities comprise 1.47% of net assets applicable to common shares.

(c) Security purchased on a when-issued or delayed delivery basis.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004

ASSETS:
Total Investments (Cost $435,187,805).......................  $454,505,591
Cash........................................................        15,510
Receivables:
  Interest..................................................     6,460,247
  Investments Sold..........................................       288,037
Other.......................................................        16,363
                                                              ------------
    Total Assets............................................   461,285,748
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,278,020
  Investment Advisory Fee...................................       221,883
  Income Distributions--Common Shares.......................       106,168
  Variation Margin on Futures...............................        42,937
  Other Affiliates..........................................        15,989
Trustees' Deferred Compensation and Retirement Plans........       262,364
Accrued Expenses............................................       119,626
                                                              ------------
    Total Liabilities.......................................     8,046,987
Preferred Shares (including accrued distributions)..........   165,055,109
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $288,183,652
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($288,183,652 divided by
  28,684,985 shares outstanding)............................  $      10.05
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................  $    286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................    19,234,329
Accumulated Undistributed Net Investment Income.............     2,505,440
Accumulated Net Realized Gain...............................       327,518
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $288,183,652
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $453,183,652
                                                              ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended June 30, 2004

INVESTMENT INCOME:
Interest....................................................  $ 22,270,447
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,777,232
Preferred Share Maintenance.................................       437,806
Trustees' Fees and Related Expenses.........................        86,857
Legal.......................................................        50,595
Custody.....................................................        27,954
Other.......................................................       281,608
                                                              ------------
    Total Expenses..........................................     3,662,052
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 18,608,395
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  1,540,592
  Futures...................................................       (50,998)
                                                              ------------
Net Realized Gain...........................................     1,489,594
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    38,927,157
                                                              ------------
  End of the Period:
    Investments.............................................    19,317,786
    Futures.................................................       (83,457)
                                                              ------------
                                                                19,234,329
                                                              ------------
Net Unrealized Depreciation During the Period...............   (19,692,828)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(18,203,234)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (1,580,017)
                                                              ============
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ (1,174,856)
                                                              ============

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE          FOR THE
                                                              YEAR ENDED       YEAR ENDED
                                                             JUNE 30, 2004    JUNE 30, 2003
                                                             ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 18,608,395     $ 18,981,992
Net Realized Gain..........................................     1,489,594        3,743,147
Net Unrealized Appreciation/Depreciation During the
  Period...................................................   (19,692,828)      16,417,441
Distributions to Preferred Shareholders:
  Net Investment Income....................................    (1,580,017)      (2,032,221)
                                                             ------------     ------------
Change in Net Assets Applicable to Common Shares from
  Operations...............................................    (1,174,856)      37,110,359
Distributions to Common Shareholders:
  Net Investment Income....................................   (17,210,089)     (15,661,138)
  Net Realized Gain........................................    (1,325,170)             -0-
                                                             ------------     ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES....................................   (19,710,115)      21,449,221

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period....................................   307,893,767      286,444,546
                                                             ------------     ------------
End of the Period (Including accumulated undistributed net
  investment income of $2,505,440 and $2,784,043,
  respectively)............................................  $288,183,652     $307,893,767
                                                             ============     ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      --------------------------------------
                                                         2004          2003        2002 (e)
                                                      --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $    10.73    $     9.99    $     9.62
                                                      ----------    ----------    ----------
  Net Investment Income.............................         .65           .66           .70
  Net Realized and Unrealized Gain/Loss.............        (.62)          .70           .31
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
  Net Investment Income.............................        (.06)         (.07)         (.11)
                                                      ----------    ----------    ----------
Total from Investment Operations....................        (.03)         1.29           .90
Distributions Paid to Common Shareholders:
  Net Investment Income.............................        (.60)         (.55)         (.53)
  Net Realized Gain.................................        (.05)          -0-           -0-
                                                      ----------    ----------    ----------
NET ASSET VALUE, END OF THE PERIOD..................  $    10.05    $    10.73    $     9.99
                                                      ==========    ==========    ==========

Common Share Market Price at End of the Period......  $     8.87    $     9.66    $     8.85
Total Return (a)....................................      -1.63%        15.76%         5.64%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)..............................  $    288.2    $    307.9    $    286.4
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (b)..............................       1.23%         1.21%         1.25%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...................       6.25%         6.35%         6.99%
Portfolio Turnover..................................         22%           35%           41%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)..............................        .79%          .78%          .79%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...................       5.72%         5.67%         5.92%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..................         330           330           330
Asset Coverage Per Preferred Share (d)..............  $1,373,451    $1,433,101    $1,368,316
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $  500,000    $  500,000    $  500,000
Average Market Value Per Preferred Share............  $  500,000    $  500,000    $  500,000

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of distributions to preferred shareholders.

(c) Ratios reflect the effect of distributions to preferred shareholders.

(d) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $.01, decrease realized and unrealized gains and losses per share by $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per shares, supplemental data for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

YEAR ENDED JUNE 30,
---------------------------------------------------------------------------------------------
        2001         2000         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------
     $     8.99   $     9.56   $    10.26   $    10.01   $     9.76   $     9.76   $     9.92
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
            .75          .81          .84          .89          .92          .94          .96
            .66         (.55)        (.70)         .26          .26          .05         (.06)
           (.23)        (.22)        (.19)        (.21)        (.21)        (.22)        (.22)
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
           1.18          .04         (.05)         .94          .97          .77          .68
           (.55)        (.61)        (.65)        (.69)        (.72)        (.77)        (.84)
            -0-          -0-          -0-          -0-          -0-          -0-          -0-
     ----------   ----------   ----------   ----------   ----------   ----------   ----------
     $     9.62   $     8.99   $     9.56   $    10.26   $    10.01   $     9.76   $     9.76
     ==========   ==========   ==========   ==========   ==========   ==========   ==========

     $     8.89   $   8.6875   $    9.625   $   10.875   $   10.875   $    9.875   $   11.125
          8.88%       -3.08%       -5.68%        6.85%       18.32%       -4.27%        8.59%
     $    276.0   $    258.0   $    274.1   $    292.3   $    283.2   $    273.7   $    271.1
          1.27%        1.32%        1.24%        1.23%        1.28%        1.31%        1.33%
          7.94%        9.06%        8.23%        8.69%        9.25%        9.47%        9.85%
            50%          54%          98%         103%          53%          29%          38%

           .79%         .81%         .79%         .79%         .80%         .82%         .83%
          5.50%        6.59%        6.35%        6.64%        7.18%        7.26%        7.56%

            330          330          330          330          330          330          330
     $1,336,403   $1,281,820   $1,330,642   $1,385,892   $1,358,326   $1,329,390   $1,321,483
     $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
     $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on August 26, 1988. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2004, the Trust had $7,278,020 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $434,904,101
                                                              ============
Gross tax unrealized appreciation...........................  $ 20,613,819
Gross tax unrealized depreciation...........................    (1,012,329)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 19,601,490
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended June 30, 2004 and 2003 was as follows:

                                                                 2004        2003
Distributions paid from:
  Ordinary income...........................................  $  145,772    $18,900
  Long-term capital gain....................................   1,305,092        -0-
                                                              ----------    -------
                                                              $1,450,864    $18,900
                                                              ==========    =======

    Due to inherent differences in the recognition of income, expenses, and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to book to tax accretion differences totaling $96,892 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of June 30, 2004, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 27,509
Undistributed long-term capital gain........................   177,940

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures contracts on June 30, 2004.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

    For the year ended June 30, 2004, the Trust recognized expenses of approximately $29,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended June 30, 2004, the Trust recognized expenses of approximately $46,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $102,409,833 and $103,256,563, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an arrangement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2004, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2003................................      70
Futures Opened..............................................     277
Futures Closed..............................................    (276)
                                                                ----
Outstanding at June 30, 2004................................      71
                                                                ====

    The futures contracts outstanding as of June 30, 2004, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Note--September 2004
  (Current Notional Value of $109,328 per contract).........     34          $(49,800)
5-Year U.S. Treasury Note--September 2004
  (Current Notional Value of $108,688 per contract).........     37           (33,657)
                                                                 --          --------
                                                                 71          $(83,457)
                                                                 ==          ========

5. PREFERRED SHARES

The Trust has outstanding 330 shares of Rate Adjusted Tax-Exempt Shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The average rate in effect on June 30, 2004 was 1.255%. During the year ended June 30, 2004, the rates ranged from 0.700% to 1.310%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Trust as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

VAN KAMPEN MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2004. The Trust designated 99.3% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $1,305,092 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN MUNICIPAL INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy..........................................  23,677,081            786,946
Jack E. Nelson............................................  23,678,718            785,309
Richard F. Powers, III....................................  23,689,661            774,366

2) With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein........................................    223                     --

The other trustees whose term did not expire in 2004 were: David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                                  since 1998  Executive Officer of                    General Partner of funds
1800 Swift Drive                                          Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                       health care products
                                                          manufacturer. Director of
                                                          the Heartland Alliance, a
                                                          nonprofit organization
                                                          serving human needs based
                                                          in Chicago. Director of
                                                          St. Vincent de Paul
                                                          Center, a Chicago based
                                                          day care facility serving
                                                          the children of low
                                                          income families. Board
                                                          member of the Illinois
                                                          Manufacturers'
                                                          Association.

J. Miles Branagan (72)           Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                    since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                         August 1996, Chairman,                  in the Fund Complex.
                                                          Chief Executive Officer
                                                          and President, MDT
                                                          Corporation (now known as
                                                          Getinge/Castle, Inc., a
                                                          subsidiary of Getinge
                                                          Industrier AB), a company
                                                          which develops,
                                                          manufactures, markets and
                                                          services medical and
                                                          scientific equipment.

VAN KAMPEN MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)             Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                              since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                 Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                      Allstate Corporation                    Director of Amgen Inc., a
                                                          ("Allstate") and Allstate               biotechnological company,
                                                          Insurance Company. Prior                and Director of Valero
                                                          to January 1995,                        Energy Corporation, an
                                                          President and Chief                     independent refining
                                                          Executive Officer of                    company.
                                                          Allstate. Prior to August
                                                          1994, various management
                                                          positions at Allstate.

VAN KAMPEN MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (63)                Trustee      Trustee     President of CAC, L.L.C.,      88       Trustee/Director/Managing
CAC, L.L.C.                                   since 1998  a private company                       General Partner of funds
4350 LaJolla Village Drive                                offering capital                        in the Fund Complex.
Suite 980                                                 investment and management               Director of Stericycle,
San Diego, CA 92122-6223                                  advisory services. Prior                Inc., Ventana Medical
                                                          to February 2001, Vice                  Systems, Inc., GATX
                                                          Chairman and Director of                Corporation and Trustee
                                                          Anixter International,                  of The Scripps Research
                                                          Inc., a global                          Institute and the
                                                          distributor of wire,                    University of Chicago
                                                          cable and communications                Hospitals and Health
                                                          connectivity products,                  Systems. Prior to April
                                                          and IMC Global Inc., an                 2004, Director of
                                                          international company                   TheraSense, Inc. Prior to
                                                          that mines, manufactures                January 2004, Director of
                                                          and sells essential crop                TeleTech Holdings Inc.
                                                          nutrients and feed                      and Arris Group, Inc.
                                                          ingredients to farmers.                 Prior to May 2002,
                                                          Prior to July 2000,                     Director of Peregrine
                                                          Managing Partner of                     Systems Inc. Prior to
                                                          Equity Group Corporate                  February 2001, Vice
                                                          Investment (EGI), a                     Chairman and Director of
                                                          company that makes                      Anixter International,
                                                          private investments in                  Inc. and IMC Global Inc.
                                                          other companies.                        Prior to July 2000,
                                                                                                  Director of Allied Riser
                                                                                                  Communications Corp.,
                                                                                                  Matria Healthcare Inc.,
                                                                                                  Transmedia Networks,
                                                                                                  Inc., CNA Surety, Corp.
                                                                                                  and Grupo Azcarero Mexico
                                                                                                  (GAM).

VAN KAMPEN MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                          since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                    executive search firm.                  in the Fund Complex.
Suite 7000                                                Trustee on the University
Chicago, IL 60606                                         of Chicago Hospitals
                                                          Board, Vice Chair of the
                                                          Board of the YMCA of
                                                          Metropolitan Chicago and
                                                          a member of the Women's
                                                          Board of the University
                                                          of Chicago. Prior to
                                                          1997, Partner of Ray &
                                                          Berndtson, Inc., an
                                                          executive recruiting
                                                          firm. Prior to 1996,
                                                          Trustee of The
                                                          International House
                                                          Board, a fellowship and
                                                          housing organization for
                                                          international graduate
                                                          students. Prior to 1995,
                                                          Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice
                                                          President of La Salle
                                                          National Bank.

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
1744 R Street, NW                             since 2003  the German Marshall Fund                General Partner of funds
Washington, D.C. 20009                                    of the United States, an                in the Fund Complex.
                                                          independent U.S.
                                                          foundation created to
                                                          deepen understanding,
                                                          promote collaboration and
                                                          stimulate exchanges of
                                                          practical experience
                                                          between Americans and
                                                          Europeans. Formerly,
                                                          advisor to the Dennis
                                                          Trading Group Inc., a
                                                          managed futures and
                                                          option company that
                                                          invests money for
                                                          individuals and
                                                          institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer,
                                                          Director and member of
                                                          the Investment Committee
                                                          of the Joyce Foundation,
                                                          a private foundation.

Howard J Kerr (68)               Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                      since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                              Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                     Corporation, Inc., an                   Director of the Lake
                                                          investment holding                      Forest Bank & Trust.
                                                          company.                                Director of the Marrow
                                                                                                  Foundation.

VAN KAMPEN MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)              Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                        since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                     Services, Inc., a                       in the Fund Complex.
                                                          financial planning
                                                          company and registered
                                                          investment adviser in the
                                                          State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc.,
                                                          a member of the NASD,
                                                          Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities
                                                          Rulemaking Board.
                                                          President of Nelson Sales
                                                          and Services Corporation,
                                                          a marketing and services
                                                          company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (63)        Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                           since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                         University of Chicago and               in the Fund Complex.
                                                          the Adam Smith                          Director of Winston
                                                          Distinguished Service                   Laboratories, Inc.
                                                          Professor in the
                                                          Department of Economics
                                                          at the University of
                                                          Chicago. Prior to July
                                                          2000, President of the
                                                          University of Chicago.
                                                          Trustee of the University
                                                          of Rochester and a member
                                                          of its investment
                                                          committee. Member of the
                                                          National Academy of
                                                          Sciences, the American
                                                          Philosophical Society and
                                                          a fellow of the American
                                                          Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, P.h.D. (62)  Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
815 Cumberstone Road                          since 2003  Communications Officer of               General Partner of funds
Harwood, MD 20776                                         the National Academy of                 in the Fund Complex.
                                                          Sciences/National                       Director of Fluor Corp.,
                                                          Research Council, an                    an engineering,
                                                          independent, federally                  procurement and
                                                          chartered policy                        construction
                                                          institution, from 2001 to               organization, since
                                                          November 2003 and Chief                 January 2004 and Director
                                                          Operating Officer from                  of Neurogen Corporation,
                                                          1993 to 2001. Director of               a pharmaceutical company,
                                                          the Institute for Defense               since January 1998.
                                                          Analyses, a federally
                                                          funded research and
                                                          development center,
                                                          Director of the German
                                                          Marshall Fund of the
                                                          United States, Director
                                                          of the Rocky Mountain
                                                          Institute and Trustee of
                                                          Colorado College. Prior
                                                          to 1993, Executive
                                                          Director of the
                                                          Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of
                                                          Sciences/National
                                                          Research Council. From
                                                          1980 through 1989,
                                                          Partner of Coopers &
                                                          Lybrand.

VAN KAMPEN MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES*

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)          Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas      President    since       Executive Officer of                    General Partner of funds
New York, NY 10020               and Chief    2003;       funds in the Fund                       in the Fund Complex.
                                 Executive    President   Complex. Chairman,
                                 Officer      and Chief   President, Chief
                                              Executive   Executive Officer and
                                              Officer     Director of the Adviser
                                              since 2002  and Van Kampen Advisors
                                                          Inc. since December 2002.
                                                          Chairman, President and
                                                          Chief Executive Officer
                                                          of Van Kampen Investments
                                                          since December 2002.
                                                          Director of Van Kampen
                                                          Investments since
                                                          December 1999. Chairman
                                                          and Director of Van
                                                          Kampen Funds Inc. since
                                                          December 2002. President,
                                                          Director and Chief
                                                          Operating Officer of
                                                          Morgan Stanley Investment
                                                          Management since December
                                                          1998. President and
                                                          Director since April 1997
                                                          and Chief Executive
                                                          Officer since June 1998
                                                          of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc.
                                                          Chairman, Chief Executive
                                                          Officer and Director of
                                                          Morgan Stanley
                                                          Distributors Inc. since
                                                          June 1998. Chairman since
                                                          June 1998, and Director
                                                          since January 1998 of
                                                          Morgan Stanley Trust.
                                                          Director of various
                                                          Morgan Stanley
                                                          subsidiaries. President
                                                          of the Morgan Stanley
                                                          Funds since May 1999.
                                                          Previously Chief
                                                          Executive Officer of Van
                                                          Kampen Funds Inc. from
                                                          December 2002 to July
                                                          2003, Chief Strategic
                                                          Officer of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc. and
                                                          Executive Vice President
                                                          of Morgan Stanley
                                                          Distributors Inc. from
                                                          April 1997 to June 1998.
                                                          Chief Executive Officer
                                                          from September 2002 to
                                                          April 2003 and Vice
                                                          President from May 1997
                                                          to April 1999 of the
                                                          Morgan Stanley Funds.

VAN KAMPEN MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)     Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                              since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                             December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                                Director, President,
                                                          Chief Executive Officer
                                                          and Managing Director of
                                                          Van Kampen Investments
                                                          and its investment
                                                          advisory, distribution
                                                          and other subsidiaries.
                                                          Prior to December 2002,
                                                          President and Chief
                                                          Executive Officer of
                                                          funds in the Fund
                                                          Complex. Prior to May
                                                          1998, Executive Vice
                                                          President and Director of
                                                          Marketing at Morgan
                                                          Stanley and Director of
                                                          Dean Witter, Discover &
                                                          Co. and Dean Witter
                                                          Realty. Prior to 1996,
                                                          Director of Dean Witter
                                                          Reynolds Inc.
Wayne W. Whalen* (64)            Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                         since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                         Meagher & Flom LLP, legal               in the Fund Complex.
                                                          counsel to funds in the
                                                          Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (37)       Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas  Secretary           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)     Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                             Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                             Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Adviser and Van Kampen
                                                             Advisors Inc. since December 2002.

Ronald E. Robison (65)       Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal                       funds in the Fund Complex. Chief Administrative Officer and
                             Executive Officer               Managing Director of Morgan Stanley. Managing Director and
                                                             Director of Morgan Stanley Investment Advisors Inc. and
                                                             Morgan Stanley Services Company Inc. Chief Executive Officer
                                                             and Director of Morgan Stanley Trust. Executive Vice
                                                             President and Principal Executive Officer of the Morgan
                                                             Stanley Funds. Director of Morgan Stanley SICAV. Previously,
                                                             Chief Global Operations Officer and Managing Director of
                                                             Morgan Stanley Investment Management Inc.

John L. Sullivan (48)        Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial     since 1998  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                             Complex. Head of Fund Accounting for Morgan Stanley
                                                             Investment Management. Prior to December 2002, Executive
                                                             Director of Van Kampen Investments, the Adviser and Van
                                                             Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 920, 919, 107
                                                 VMT ANR 8/04 RN04-01589P-Y06/04

                                   APPENDIX E

             TARGET FUND SEMI-ANNUAL REPORT DATED DECEMBER 31, 2004

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/04

MUNICIPAL INCOME TRUST
SYMBOL: VMT
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (8/26/88)             8.15%         6.70%

10-year                               8.18          6.13

5-year                               10.36         10.26

1-year                                6.00          1.76

6-month                               7.79          5.35
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE 6-MONTH PERIOD ENDED DECEMBER 31, 2004

Van Kampen Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team. Current members include Thomas Byron and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.(1)

MARKET CONDITIONS

The fixed income markets during the six months ended December 31, 2004 were focused on the ongoing actions of the Federal Reserve Open Market Committee (the "Fed"). In keeping with Chairman Alan Greenspan's comments in the spring of 2004, the Fed reversed its stance and began to tighten interest rates at its June 30, 2004 meeting. The Fed went on to raise rates at its four subsequent meetings through the end of the year. By the end of the review period, the federal funds rate stood at 2.25%, its highest level since 2002, and the fixed income market appeared to anticipate further increases in 2005.

These shifts helped boost yields on shorter-maturity securities in the municipal market. In the past, this stage of the economic cycle has typically been marked by rising yields for intermediate and longer-maturity bonds. That was not the case during the six-month period, however. During this time, these yields actually fell, which led to a general "flattening" of the yield curve. Lower-quality bonds also outperformed their higher-quality peers during the period.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns may differ significantly, as they did during the reporting period when the fund showed a

(1)Team members may change at any time without notice.

7.79 percent gain on an NAV basis and a 5.35 percent gain on a market-price basis. The fund's return at NAV outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

---------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS MUNICIPAL
        NAV      MARKET PRICE          BOND INDEX

       7.79%        5.35%                -0.68%
---------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates.

While the trust's strategy of using leverage boosted returns, its performance was hampered by our general interest rate strategy. The trust entered the period with its duration (a measure of interest rate sensitivity) below that of the Lehman Brothers Municipal Bond Index. This strategy limited the trust's participation in the rally of the longer-maturity portion of the yield curve. The trust's performance was also hindered by its emphasis on maintaining a relatively high average credit quality. At the end of the period, roughly 94 percent of the portfolio's holdings were rated A or better.

During the period, the trust's portfolio remained well diversified across the major sectors of the municipal market. The three largest sector exposures at the end of December were general purpose, public building and public education. Additions to the portfolio tended to be in the 20 to 25-year segment of the market, where we favored well-structured securities with reduced interest-rate sensitivity. These securities gained strongly during the period, and were a contributor to the trust's positive returns.

Should interest rates continue to rise, we anticipate finding more securities with attractive yields than have been available for quite some time. The coming six months promise to be an interesting time for the municipal bond market -- and for the Fed.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 12/31/04
AAA/Aaa                                                          84.3%
AA/Aa                                                             7.0%
A/A                                                               2.7%
BBB/Baa                                                           3.0%
BB/Ba                                                             0.4%
Non-Rated                                                         2.6%



TOP 5 SECTORS AS OF 12/31/04
General Purpose                                                  21.2%
Public Building                                                  12.0%
Public Education                                                 10.5%
Wholesale Electric                                                9.3%
Health Care                                                       9.2%

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 12/31/04
New York                                                         11.4%
Illinois                                                          9.6%
Texas                                                             9.4%
California                                                        7.4%
Florida                                                           6.3%
Georgia                                                           4.9%
Pennsylvania                                                      4.5%
Ohio                                                              3.8%
North Carolina                                                    3.7%
Washington                                                        3.5%
Louisiana                                                         2.9%
New Jersey                                                        2.8%
Nevada                                                            2.5%
Kentucky                                                          2.2%
Indiana                                                           2.2%
Massachusetts                                                     2.0%
Kansas                                                            2.0%
Missouri                                                          2.0%
Colorado                                                          1.8%
Oregon                                                            1.6%
Michigan                                                          1.5%
Alabama                                                           1.4%
Wisconsin                                                         1.4%
Alaska                                                            1.2%
Tennessee                                                         1.1%
South Carolina                                                    1.0%

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 12/31/04
                                       (continued from previous page)
New Mexico                                                        1.0%
West Virginia                                                     0.8%
Guam                                                              0.6%
District of Columbia                                              0.6%
Connecticut                                                       0.6%
Rhode Island                                                      0.5%
Maryland                                                          0.4%
Mississippi                                                       0.3%
Utah                                                              0.2%
Oklahoma                                                          0.2%
Arizona                                                           0.2%
Puerto Rico                                                       0.2%
South Dakota                                                      0.2%
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Ratings allocations and summary of investments by state classifications are as a percentage of total investments. Sectors are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  154.7%
          ALABAMA  2.2%
$3,660    Alabama St Brd Ed Rev & Impt Southn Univ St
          Cmnty Rfdg (MBIA Insd).....................        5.250%   07/01/20   $   4,012,055
 1,320    Alabama St Univ Rev Tuit Ser B (Prerefunded
          @ 01/01/12) (MBIA Insd)....................        5.250    03/01/33       1,501,302
 1,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser
          A..........................................        5.000    01/01/24       1,019,970
                                                                                 -------------
                                                                                     6,533,327
                                                                                 -------------

          ALASKA  1.9%
 3,650    Alaska St Intl Arpt Rev Ser B (AMBAC
          Insd)......................................        5.250    10/01/27       3,872,540
 1,575    Matanuska-Susitna Boro, AK Ctf Part Pub
          Safety Bldg Lease (FSA Insd)...............        5.750    03/01/16       1,755,652
                                                                                 -------------
                                                                                     5,628,192
                                                                                 -------------
          ARIZONA  0.4%
 1,000    Arizona Hlth Fac Auth Hosp John C Lincoln
          Hlth Network...............................        6.375    12/01/37       1,068,590
                                                                                 -------------

          CALIFORNIA  11.5%
 2,500    California St (AMBAC Insd).................        5.000    04/01/21       2,640,525
 4,500    California St (AMBAC Insd).................        5.125    10/01/27       4,722,300
 1,000    California St Dept Wtr Res Ctr Wtr Sys Ser
          X (FGIC Insd)..............................        5.000    12/01/29       1,030,600
 1,000    California St Dept Wtr Res Pwr Ser A.......        6.000    05/01/15       1,154,610
 1,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)......................................        5.500    05/01/16       1,127,220
 2,500    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd) (a)..................................        5.375    05/01/18       2,766,250
 5,000    California St Univ Rev & Co Systemwide Ser
          A (AMBAC Insd).............................        5.000    11/01/33       5,125,050
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd).....      *          09/01/17       2,688,700
 4,000    Los Angeles, CA Dept Wtr & Pwr Ser A (FGIC
          Insd)......................................        5.125    07/01/40       4,100,080
 2,500    Los Angeles, CA Uni Sch Dist Ser A
          (FSA Insd).................................        5.250    07/01/20       2,740,675
 2,000    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Ser B
          (FSA Insd).................................        5.000    07/01/28       2,069,280
 1,500    Metropolitan Wtr Dist Southn CA Auth Ser B
          1 (FGIC Insd)..............................        5.000    10/01/33       1,543,260
 1,750    Palm Springs, CA Fin Auth Lease Rev
          Convention Ctr Proj Ser A (MBIA Insd)......        5.500    11/01/35       1,923,687
 1,000    Santa Clara Cnty, CA Brd Ed Rfdg
          (MBIA Insd)................................        5.000    04/01/25       1,043,390
                                                                                 -------------
                                                                                    34,675,627
                                                                                 -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          COLORADO  2.8%
$1,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj (Prerefunded @ 08/31/05)........        7.000%   08/31/26   $   1,593,720
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05)..................................        6.950    08/31/20       1,062,150
 3,405    Colorado Ed & Cultural Fac Impt Charter Sch
          Rfdg (XLCA Insd)...........................        5.250    12/01/23       3,664,563
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to Maturity)...        5.500    03/01/32       1,107,490
 1,000    El Paso Cnty, CO Ctf Part Detention Fac
          Proj Ser B (AMBAC Insd)....................        5.375    12/01/18       1,110,890
                                                                                 -------------
                                                                                     8,538,813
                                                                                 -------------
          CONNECTICUT  1.0%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (AMT) (ACA Insd)...........        6.600    07/01/24       1,897,770
 1,000    Hartford, CT Pkg Sys Rev Ser A.............        6.500    07/01/25       1,036,180
                                                                                 -------------
                                                                                     2,933,950
                                                                                 -------------
          DISTRICT OF COLUMBIA  1.0%
 2,775    District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (Escrowed to Maturity)
          (MBIA Insd)................................        5.250    08/15/12       2,949,714
                                                                                 -------------

          FLORIDA  9.7%
 2,500    Brevard Cnty, FL Sch Brd Ctf Ser B Rfdg
          (FGIC Insd)................................        5.000    07/01/21       2,675,650
 2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)......................................        5.950    07/01/20       2,041,500
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd)......................................        5.750    07/01/11       1,142,050
 2,000    Florida St Dept Environmental Prot
          Preservtn Rev Ser A (FGIC Insd)............        5.750    07/01/10       2,282,940
 2,295    Florida St Dept Trans Tpk Rev Ser A (b)....        5.000    07/01/29       2,375,600
 1,745    Hillsborough Cnty, FL Port Dist Tampa Port
          Auth Proj Ser A (AMT) (MBIA Insd)..........        5.375    06/01/27       1,839,753
 1,000    Jea, FL Elec Sys Rev Ser 3 Ser A...........        5.500    10/01/41       1,061,390
 1,000    Marion Cnty, FL Sch Brd Ctf (FSA Insd).....        5.250    06/01/18       1,094,310
 1,500    Miami Beach, FL Stormwtr Rev (FGIC Insd)...        5.250    09/01/25       1,618,005
 1,720    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt (AMT) (FGIC Insd).....................        5.375    10/01/32       1,790,812
 3,000    Orange Cnty, FL Sch Brd Ctf Part Ser A
          (AMBAC Insd)...............................        5.250    08/01/14       3,347,250
 4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)......................................        5.625    10/01/14       4,462,360

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$2,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)......................................        5.500%   10/01/31   $   2,165,340
 1,115    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd)..........................        5.500    08/01/19       1,245,868
                                                                                 -------------
                                                                                    29,142,828
                                                                                 -------------
          GEORGIA  7.6%
 1,000    Columbus, GA Wtr & Sew Rev Rfdg (MBIA Insd)
          (b)........................................        5.000    05/01/25       1,052,110
 4,023    Fulton Cnty, GA Lease Rev (Acquired
          12/23/94, Cost $4,023,144) (c).............        7.250    06/15/10       4,209,898
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)......................................        6.500    01/01/20       3,340,047
 3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)................................        6.250    01/01/17       3,668,880
 2,500    Georgia St Ser D...........................        6.000    10/01/05       2,574,450
 2,335    Georgia St Ser D...........................        6.000    10/01/06       2,486,215
 2,000    Municipal Elec Auth GA Combustion Turbine
          Proj Ser A (MBIA Insd).....................        5.250    11/01/22       2,177,540
   800    Royston, GA Hosp Auth Hosp Rev Ctf Hlthcare
          Sys Inc....................................        6.700    07/01/16         819,760
 2,500    Royston, GA Hosp Auth Hosp Rev Ctf Hlthcare
          Sys Inc....................................        6.500    07/01/27       2,499,425
                                                                                 -------------
                                                                                    22,828,325
                                                                                 -------------
          ILLINOIS  14.9%
 4,000    Chicago, IL Brd Ed Chicago Sch Reform Ser A
          (AMBAC Insd)...............................        5.250    12/01/27       4,233,440
 1,400    Chicago, IL Brd Ed Ser A (MBIA Insd).......        5.500    12/01/28       1,529,724
 2,250    Chicago, IL Neighborhoods Alive 21 Ser A
          (FGIC Insd)................................        5.500    01/01/13       2,511,630
 1,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C 2 Rfdg (AMT) (FSA Insd).......        5.250    01/01/30       1,550,520
 1,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (AMT) (XLCA Insd)......        5.250    01/01/34       1,548,315
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second
          Lien Passenger Fac Ser B (AMBAC Insd)......        5.500    01/01/16       1,110,580
 1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)....        5.750    01/01/14       1,136,610
 1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)....        5.750    01/01/15       1,131,470
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (Escrowed to Maturity) (MBIA Insd).........      *          01/01/07       4,666,942
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd)........        5.125    01/01/15       1,105,090
 2,000    Chicago, IL Wastewtr Transmission Rev
          Second Lien (Prerefunded @ 01/01/10) (MBIA
          Insd)......................................        5.750    01/01/25       2,293,420
 1,960    Cook Cnty, IL Cmnty Cons Sch Dist
          (FSA Insd).................................        5.500    12/01/13       2,245,356
 1,000    Cook Cnty, IL Ser A (FGIC Insd)............        5.500    11/15/31       1,083,940

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$3,230    Cook Cnty, IL Ser A Rfdg (MBIA Insd).......        5.625%   11/15/16   $   3,530,971
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd)..........................        5.500    11/15/13       2,616,883
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (MBIA Insd)..........................        5.500    11/15/15       2,830,950
 1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (Prerefunded @ 08/01/09) (AMBAC Insd)......        5.375    08/01/24       1,501,728
 2,000    Illinois Ed Fac Auth Rev Lewis Univ........        6.125    10/01/26       1,936,800
 1,500    Illinois St First Ser (LOC: Bank of
          America) (FGIC Insd).......................        5.375    11/01/14       1,678,050
 1,900    Kendall, Kane & Will Cntys, IL Cmnty Unit
          Sch Dist No. 308 Ser B (FGIC Insd).........        5.250    10/01/21       2,066,573
 1,250    Sangamon Cnty, IL Ctf Part.................       10.000    12/01/06       1,420,612
 1,000    Schaumburg, IL Ser B (FGIC Insd)...........        5.000    12/01/41       1,015,200
                                                                                 -------------
                                                                                    44,744,804
                                                                                 -------------
          INDIANA  3.4%
 2,420    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)...........        5.550    02/01/24       2,672,963
 1,000    Clark Pleasant, IN Cmnty Sch First Mtg
          (AMBAC Insd)...............................        5.500    07/15/18       1,115,620
 4,000    Indiana Hlth Fac Fin Auth Rev Deaconess
          Hosp Ser A (AMBAC Insd)....................        5.375    03/01/34       4,241,160
 2,000    Indiana Trans Fin Auth Toll Rfdg
          (AMBAC Insd)...............................        5.375    07/01/09       2,123,740
                                                                                 -------------
                                                                                    10,153,483
                                                                                 -------------
          KANSAS  2.7%
 3,810    Kansas St Dev Fin Auth Rev KS Proj Ser N
          (AMBAC Insd)...............................        5.250    10/01/22       4,103,637
 1,250    Kansas St Dev Fin Auth Rev KS St Proj
          (AMBAC Insd)...............................        5.500    03/01/16       1,392,650
 2,235    Sedgwick Cnty, KA Uni Sch Dist No. 259
          Wichita (Prerefunded @ 09/01/10)
          (MBIA Insd)................................        5.500    09/01/11       2,531,316
                                                                                 -------------
                                                                                     8,027,603
                                                                                 -------------
          KENTUCKY  3.4%
 2,190    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (AMT) (MBIA
          Insd)......................................        6.250    03/01/09       2,440,821
 5,000    Kentucky St Ppty & Bldgs Commn Proj No. 74
          Rfdg (Prerefunded 02/01/12) (FSA Insd).....        5.375    02/01/16       5,680,150
 2,000    Kentucky St Tpk Auth Econ Dev
          Revitalization Proj Rfdg (FSA Insd)........        5.500    07/01/07       2,154,380
                                                                                 -------------
                                                                                    10,275,351
                                                                                 -------------

See Notes to Financial Statements                                             11

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          LOUISIANA  4.5%
$4,395    Ernest N Morial New Orleans LA Sr Sub Ser A
          (AMBAC Insd)...............................        5.250%   07/15/22   $   4,793,011
 3,000    Lafayette, LA Util Rev (MBIA Insd).........        5.250    11/01/21       3,298,410
 1,000    Louisiana Hsg Fin Agy Rev Azalea Estates
          Ser A Rfdg (AMT) (GNMA Collateralized).....        5.375    10/20/39       1,010,070
 2,580    Louisiana Loc Govt Environmental Rev
          Southeastn LA Student Hsg A (MBIA Insd)....        5.250    08/01/21       2,820,585
 1,500    Louisiana St Ser A (FGIC Insd).............        5.500    11/15/08       1,665,645
                                                                                 -------------
                                                                                    13,587,721
                                                                                 -------------
          MARYLAND  0.6%
 2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd)......................................      *          10/15/09       1,682,742
                                                                                 -------------

          MASSACHUSETTS  3.1%
 4,000    Massachusetts St Cons Ln Ser B (Prerefunded
          @ 03/01/12) (FSA Insd).....................        5.500    03/01/17       4,527,920
 1,500    Massachusetts St Fed Hwy Gnt Antic Nt
          Ser A......................................        5.750    06/15/15       1,698,510
 1,000    Massachusetts St Indl Fin Agy Rev Higher Ed
          Hampshire College Proj (Prerefunded @
          10/01/07)..................................        5.625    10/01/12       1,100,200
 2,000    Massachusetts St Spl Oblig Dedicated Tax
          Rev (FGIC Insd)............................        5.000    01/01/34       2,057,680
                                                                                 -------------
                                                                                     9,384,310
                                                                                 -------------
          MICHIGAN  2.4%
 1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd)......................................        5.750    01/01/13       1,130,340
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr...................        5.750    05/15/18       1,229,289
 1,000    Michigan St Strategic Fd Detroit Edison Co
          Proj C Rfdg (AMT) (XLCA Insd)..............        5.450    12/15/32       1,046,980
 2,500    Michigan St Strategic Fd Detroit Edison
          Conv Rfdg (AMBAC Insd).....................        4.850    09/01/30       2,689,000
 1,000    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser B Rfdg (AMT)...............        5.650    09/01/29       1,039,200
                                                                                 -------------
                                                                                     7,134,809
                                                                                 -------------
          MISSISSIPPI  0.5%
 1,500    Mississippi Hosp Equip & Fac MS Baptist Med
          Ctr Rfdg (MBIA Insd).......................        6.000    05/01/13       1,547,820
                                                                                 -------------

          MISSOURI  3.1%
 1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Lutheran Sr Svcs Heisinger Proj........        5.500    02/01/35       1,294,200
 3,400    Missouri St Hwys & Trans Commn Rd Rev Ser
          A..........................................        5.500    02/01/08       3,713,616

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$2,720    Platte Cnty, MO Neighborhood Impt Parkville
          B (MBIA Insd) (b)..........................        5.000%   02/01/22   $   2,865,248
 1,250    Saint Charles, MO Ctf Part Ser B...........        5.500    05/01/18       1,338,225
                                                                                 -------------
                                                                                     9,211,289
                                                                                 -------------
          NEVADA  3.9%
 4,000    Clark Cnty, NV Arpt Rev Sub Lien Ser A-2
          (FGIC Insd)................................        5.000    07/01/36       4,054,360
 3,965    Clark Cnty, NV Bd Bk (FGIC Insd)...........        5.500    06/01/09       4,416,891
 3,000    Clark Cnty, NV Indl Dev Rev Southwest Gas
          Corp Proj Ser A (AMT) (AMBAC Insd).........        5.250    07/01/34       3,099,720
                                                                                 -------------
                                                                                    11,570,971
                                                                                 -------------
          NEW JERSEY  4.3%
 3,000    Casino Reinv Dev Auth NJ Hotel Room Fee Rev
          (AMBAC Insd)...............................        5.250    01/01/22       3,311,550
 1,200    New Jersey Econ Dev Auth Rev Cigarette
          Tax........................................        5.750    06/15/29       1,259,280
 1,500    New Jersey Econ Dev Auth Rev Motor Vehicle
          Sur Rev Ser A (MBIA Insd)..................        5.000    07/01/23       1,588,995
 1,835    New Jersey St Ed Fac Auth Higher Ed Cap
          Impt Ser A (AMBAC Insd)....................        5.250    09/01/21       1,999,856
 2,000    New Jersey St Trans Corp Ctf Fed Trans
          Admin Gnts Ser A (AMBAC Insd)..............        5.500    09/15/13       2,276,580
 2,095    New Jersey St Trans Tr Fd Auth Trans Sys
          Ser A......................................        5.750    06/15/17       2,452,973
                                                                                 -------------
                                                                                    12,889,234
                                                                                 -------------
          NEW MEXICO  1.5%
 4,000    Santa Fe, NM Gross Rcpt Tax Impt (AMBAC
          Insd)......................................        5.250    06/01/13       4,452,000
                                                                                 -------------

          NEW YORK  17.6%
 3,000    Metropolitan Trans Auth NY Ser A Rfdg
          (AMBAC Insd)...............................        5.500    11/15/18       3,372,930
 2,500    Metropolitan Trans Auth NY Ser A Rfdg (FGIC
          Insd)......................................        5.250    11/15/31       2,652,600
 2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A (Prerefunded @ 11/15/10)........        5.750    11/15/13       2,887,175
 5,700    New York City Muni Wtr Fin Auth Ser A (FSA
          Insd)......................................        5.375    06/15/17       6,360,288
 4,500    New York City Ser B (AMBAC Insd)...........        7.250    08/15/07       5,046,165
   445    New York City Ser C........................        7.000    08/15/08         446,664
 2,500    New York City Ser E (FSA Insd).............        5.000    11/01/20       2,679,400
 1,000    New York City Ser H........................        5.750    03/15/13       1,116,100
 6,930    New York City Trans Auth Trans Fac
          Livingston Plaza Proj Rfdg (Escrowed to
          Maturity) (FSA Insd).......................        5.400    01/01/18       7,893,963

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$3,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (d)............. 5.500/14.000%   11/01/26   $   3,373,530
 3,000    New York St Dorm Auth Rev Hosp
          (MBIA Insd)................................        5.000    08/01/33       3,088,530
 2,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser D (MBIA Insd)..........................        5.500    10/01/17       2,246,960
 3,000    New York St Urban Dev Corp Rev Personal
          Income Tax Ser C (Prerefunded @ 03/15/13)
          (FGIC Insd)................................        5.500    03/15/18       3,466,470
 3,000    New York, NY City Muni Wtr Fin Auth Wtr &
          Sew Sys Rev Ser A (AMBAC Insd).............        5.000    06/15/35       3,076,860
 2,680    Port Auth NY & NJ Cons 119th Ser (AMT)
          (FGIC Insd)................................        5.500    09/15/17       2,807,916
 2,500    Sales Tax Asset Receivable Corp Ser A (MBIA
          Insd)......................................        5.000    10/15/23       2,664,200
                                                                                 -------------
                                                                                    53,179,751
                                                                                 -------------
          NORTH CAROLINA  5.7%
 2,000    Charlotte, NC Ctf Part Convention Fac Proj
          Ser A Rfdg.................................        5.500    08/01/19       2,238,820
 3,000    North Carolina Eastern Muni Pwr Agy Pwr Sys
          Rev Ser D..................................        6.750    01/01/26       3,336,780
10,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Rfdg (MBIA Insd)..................        6.000    01/01/12      11,658,300
                                                                                 -------------
                                                                                    17,233,900
                                                                                 -------------
          OHIO  5.9%
 1,000    Cleveland, OH Muni Sch Dist (FSA Insd).....        5.250    12/01/23       1,090,280
 3,000    Columbus, OH City Sch Dist Sch Fac Constr &
          Impt (FSA Insd)............................        5.250    12/01/22       3,297,960
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj.......................................        7.500    01/01/30       1,129,120
 2,660    Licking Heights, OH Loc Sch Dist (FGIC
          Insd)......................................        5.250    12/01/23       2,906,662
 1,000    Lorain Cnty, OH Hosp Rev Catholic
          Hlthcare...................................        5.375    10/01/30       1,030,570
 2,000    Lorain, OH City Sch Dist Classroom Fac Impt
          (MBIA Insd)................................        5.250    12/01/20       2,191,040
 1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg
          Ltd Part Proj Rfdg (AMT) (AMBAC Insd)......        6.375    04/01/29       1,023,100
 1,500    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj
          A (FSA Insd)...............................        5.500    04/01/15       1,679,850
 3,000    University Cincinnati OH Gen Ser A
          (FGIC Insd)................................        5.500    06/01/09       3,348,510
                                                                                 -------------
                                                                                    17,697,092
                                                                                 -------------
          OKLAHOMA  0.4%
 1,000    Central, OK Trans & Pkg Auth Pkg Sys (AMBAC
          Insd)......................................        5.000    07/01/18       1,071,090
                                                                                 -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          OREGON  2.5%
$1,000    Clackamas Cnty, OR Sch Dist................        5.500%   06/01/10   $   1,129,810
 1,350    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd)......................................        5.250    07/01/22       1,471,986
 2,060    Oregon St Dept Admin Ser C Rfdg
          (MBIA Insd)................................        5.250    11/01/17       2,266,948
 1,250    Portland, OR Cmnty College Dist Ser B......        5.250    06/01/12       1,387,063
 1,135    Portland, OR Swr Sys Rev Second Lien Ser A
          Rfdg (FSA Insd)............................        5.250    06/01/19       1,246,480
                                                                                 -------------
                                                                                     7,502,287
                                                                                 -------------
          PENNSYLVANIA  7.0%
 1,500    Allegheny Cnty, PA San Auth Swr
          (MBIA Insd)................................        5.500    12/01/30       1,637,520
 1,000    Allegheny Cnty, PA Ser C-53 Rfdg
          (FGIC Insd)................................        5.500    11/01/14       1,120,460
 1,000    Greensburg Salem, PA Sch Dist Rfdg (FGIC
          Insd)......................................        5.375    09/15/15       1,122,750
 2,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (FSA Insd).................................        5.000    12/01/33       2,181,600
 1,200    Harrisburg, PA Cap Apprec Nt Ser F Rfdg
          (AMBAC Insd)...............................      *          09/15/14         799,968
 2,600    Philadelphia, PA Auth Indl Ser B (FSA
          Insd)......................................        5.500    10/01/16       2,907,684
 2,400    Philadelphia, PA Gas Wks Rev 1998 Gen
          Ordinance Fourth Ser (FSA Insd)............        5.250    08/01/22       2,593,416
 1,290    Philadelphia, PA Gas Wks Rev Eighteenth Ser
          (AGC Insd).................................        5.250    08/01/19       1,399,624
 4,570    Pittsburgh, PA Ser A (AMBAC Insd)..........        5.500    09/01/16       5,023,070
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A (Escrowed to Maturity)...............        6.000    12/01/13       2,278,300
                                                                                 -------------
                                                                                    21,064,392
                                                                                 -------------
          RHODE ISLAND  0.7%
 2,000    Rhode Island Clean Wtr Fin Revolving Fd
          Pooled Ln Assn Ser A.......................        5.000    10/01/21       2,144,180
                                                                                 -------------

          SOUTH CAROLINA  1.5%
 1,000    Chesterfield Cnty, SC Sch Dist (FSA
          Insd)......................................        5.375    03/01/18       1,110,590
 2,300    Medical Univ SC Hosp Auth Facs FHA Insd Mtg
          Ser A Rfdg (MBIA Insd).....................        5.250    08/15/25       2,457,481
 1,000    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser A (AMBAC Insd)......        5.200    11/01/27       1,049,560
                                                                                 -------------
                                                                                     4,617,631
                                                                                 -------------
          SOUTH DAKOTA  0.3%
   875    Deadwood, SD Ctf Partn (ACA Insd)..........        6.375    11/01/20         941,946
                                                                                 -------------

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          TENNESSEE  1.7%
$2,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg
          (MBIA Insd)................................        7.500%   07/01/25   $   2,520,480
 2,500    Memphis, TN (Prerefunded @ 10/01/06).......        5.250    10/01/14       2,654,850
                                                                                 -------------
                                                                                     5,175,330
                                                                                 -------------
          TEXAS  14.5%
 2,050    Austin, TX Wtr & Wastewtr Rfdg (MBIA
          Insd)......................................        5.750    05/15/12       2,302,724
 1,000    Austin, TX Wtr & Wastewtr Rfdg (MBIA
          Insd)......................................        5.250    11/15/19       1,092,380
   300    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.....        5.375    01/01/32         306,765
 1,430    Cameron Cnty, TX Ctf Oblig (AMBAC Insd)....        5.750    02/15/15       1,592,033
 1,500    Corpus Christi,TX Util Sys Rev Impt Rfdg
          (Prerefunded @ 07/15/12) (FSA Insd)........        5.250    07/15/19       1,629,510
 2,000    Fort Worth, TX Wtr & Swr Rev Impt Rfdg.....        5.500    02/15/05       2,008,600
 1,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
          Hlthcare Ser A.............................        6.375    06/01/29       1,100,400
 2,000    Harris Cnty, TX Perm Impt & Rfdg...........        5.000    10/01/11       2,129,540
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).....................      *          08/15/18       2,263,279
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).....................      *          08/15/21         381,980
 2,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd)......        5.750    09/01/15       2,400,458
    95    Houston, TX Pub Impt Rfdg (FSA Insd).......        5.750    03/01/15         106,805
   905    Houston, TX Pub Impt Rfdg (Prerefunded
          09/01/10) (FSA Insd).......................        5.750    03/01/15       1,026,098
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
          Rfdg (Escrowed to Maturity) (FGIC Insd)....        6.250    12/01/05       2,076,080
 2,750    Lower CO Riv Auth TX Svc Corp Proj Rfdg
          (FGIC Insd)................................        5.000    05/15/33       2,794,083
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian A................................        7.500    02/15/18       1,606,845
 1,100    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj........................        7.200    01/01/21       1,109,031
 1,000    North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A....................        5.125    05/15/29       1,017,050
 1,750    North Cent TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)................        5.250    08/15/32       1,829,363
 2,805    Tarrant Regl Wtr Dist TX Wtr Impt Rfdg (FSA
          Insd)......................................        5.250    03/01/19       3,071,840
 3,297    Texas Mun Pwr Agy Rev (AMBAC Insd).........      *          09/01/07       3,076,464
   228    Texas Mun Pwr Agy Rev (Escrowed to
          Maturity) (AMBAC Insd).....................      *          09/01/07         213,816
 1,995    Texas St Pub Ppty Fin Corp Rev Mental Hlth
          & Retardation Rfdg (FSA Insd)..............        5.500    09/01/13       2,025,344
 1,000    Texas Tech Univ Rev Fin Sys Seventh (MBIA
          Insd)......................................        5.000    08/15/25       1,036,610

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
          Lien Ser B.................................        5.250%   07/15/17   $   1,624,245
 1,000    Trinity River Auth TX Rev Tarrant Cnty Wtr
          Proj Impt & Rfdg (MBIA Insd)...............        5.500    02/01/21       1,112,620
 2,500    University TX Rev Fin Sys Ser B............        5.250    08/15/20       2,724,175
                                                                                 -------------
                                                                                    43,658,138
                                                                                 -------------
          UTAH  0.4%
 1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj...............................        5.750    10/01/27       1,018,260
   105    Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2 (AMT) (FHA/VA Gtd).................        6.250    07/01/14         105,541
                                                                                 -------------
                                                                                     1,123,801
                                                                                 -------------
          WASHINGTON  5.4%
 3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)......................................        5.500    01/01/08       3,710,626
 2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)......................................        5.500    01/01/09       2,873,418
 1,300    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd)..........................        5.500    07/01/17       1,447,368
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd).......        5.250    01/01/34       4,611,552
 1,000    Spokane, WA Pub Fac Dist Hotel (MBIA
          Insd)......................................        5.750    12/01/20       1,153,720
 2,100    Spokane, WA Pub Fac Dist Hotel (MBIA
          Insd)......................................        5.750    12/01/21       2,417,310
                                                                                 -------------
                                                                                    16,213,994
                                                                                 -------------
          WEST VIRGINIA  1.3%
 3,750    West Virginia Univ Rev Impt Ser C
          (FGIC Insd)................................        5.000    10/01/34       3,854,063
                                                                                 -------------

          WISCONSIN  2.1%
 2,345    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)...        5.375    01/01/19       2,587,731
 3,500    Milwaukee, WI Redev Auth Rev Milwaukee Pub
          Schs (AMBAC Insd)..........................        5.125    08/01/22       3,723,125
                                                                                 -------------
                                                                                     6,310,856
                                                                                 -------------
          GUAM  1.0%
 2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd).......        5.250    10/01/34       2,963,968
                                                                                 -------------

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON       MATURITY       VALUE
----------------------------------------------------------------------------------------------
          PUERTO RICO  0.3%
$1,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Fin Auth Higher
          Ed Rev.....................................        5.375%   02/01/19   $   1,043,650
                                                                                 -------------

TOTAL LONG-TERM INVESTMENTS  154.7%
  (Cost $433,097,519).........................................................     464,757,572

SHORT-TERM INVESTMENT  0.4%
  (Cost $1,200,000)...........................................................       1,200,000
                                                                                 -------------

TOTAL INVESTMENTS  155.1%
  (Cost $434,297,519).........................................................     465,957,572
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%).................................        (374,602)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (55.0%)...................    (165,106,969)
                                                                                 -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 300,476,001
                                                                                 =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.9% of net assets applicable to common shares.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access

AGC--AGC Insured Custody Certificates

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $434,297,519).......................  $465,957,572
Cash........................................................        64,316
Receivables:
  Interest..................................................     6,541,992
  Investments Sold..........................................        30,000
Other.......................................................         7,869
                                                              ------------
    Total Assets............................................   472,601,749
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,237,589
  Investment Advisory Fee...................................       216,805
  Income Distributions--Common Shares.......................        95,096
  Variation Margin on Futures...............................        25,313
  Capital Gain Distributions................................        15,290
  Other Affiliates..........................................        10,689
Trustees' Deferred Compensation and Retirement Plans........       296,176
Accrued Expenses............................................       121,821
                                                              ------------
    Total Liabilities.......................................     7,018,779
Preferred Shares (including accrued distributions)..........   165,106,969
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $300,476,001
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($300,476,001 divided by
  28,684,985 shares outstanding)............................  $      10.48
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................  $    286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................    31,543,905
Accumulated Undistributed Net Investment Income.............     1,902,825
Accumulated Net Realized Gain...............................       912,906
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $300,476,001
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $465,476,001
                                                              ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended December 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $11,045,779
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,361,361
Preferred Share Maintenance.................................      216,797
Trustees' Fees and Related Expenses.........................       49,037
Shareholder Services........................................       36,739
Legal.......................................................       25,485
Custody.....................................................       13,671
Other.......................................................      108,715
                                                              -----------
    Total Expenses..........................................    1,811,805
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,233,974
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,075,706
  Futures...................................................     (257,970)
                                                              -----------
Net Realized Gain...........................................      817,736
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,234,329
  End of the Period:
    Investments.............................................   31,660,053
    Futures.................................................     (116,148)
                                                              -----------
                                                               31,543,905
                                                              -----------
Net Unrealized Appreciation During the Period...............   12,309,576
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $13,127,312
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,231,587)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $21,129,699
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                          SIX MONTHS ENDED      YEAR ENDED
                                                          DECEMBER 31, 2004    JUNE 30, 2004
                                                          ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  9,233,974       $ 18,608,395
Net Realized Gain.......................................         817,736          1,489,594
Net Unrealized Appreciation/Depreciation During the
  Period................................................      12,309,576        (19,692,828)
Distributions to Preferred Shareholders:
Net Investment Income...................................      (1,231,587)        (1,580,017)
                                                            ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      21,129,699         (1,174,856)
Distributions to Common Shareholders:
  Net Investment Income.................................      (8,605,002)       (17,210,089)
  Net Realized Gain.....................................        (232,348)        (1,325,170)
                                                            ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      12,292,349        (19,710,115)
                                                            ------------       ------------

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     288,183,652        307,893,767
                                                            ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,902,825 and $2,505,440,
  respectively).........................................    $300,476,001       $288,183,652
                                                            ============       ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,    ------------------------
                                                         2004           2004          2003
                                                     ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $    10.05     $    10.73    $     9.99
                                                      ----------     ----------    ----------
  Net Investment Income.............................         .32            .65           .66
  Net Realized and Unrealized Gain/Loss.............         .46           (.62)          .70
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
  Net Investment Income.............................        (.04)          (.06)         (.07)
                                                      ----------     ----------    ----------
Total from Investment Operations....................         .74           (.03)         1.29
Distributions Paid to Common Shareholders:
  Net Investment Income.............................        (.30)          (.60)         (.55)
  Net Realized Gain.................................        (.01)          (.05)          -0-
                                                      ----------     ----------    ----------
NET ASSET VALUE, END OF THE PERIOD..................  $    10.48     $    10.05    $    10.73
                                                      ==========     ==========    ==========

Common Share Market Price at End of the Period......  $     9.04     $     8.87    $     9.66
Total Return (a)....................................       5.35%*        -1.63%        15.76%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)..............................  $    300.5     $    288.2    $    307.9
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (b)..............................       1.21%          1.23%         1.21%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...................       6.15%          6.25%         6.35%
Portfolio Turnover..................................         11%*           22%           35%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)..............................        .78%           .79%          .78%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...................       5.33%          5.72%         5.67%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..................         330            330           330
Asset Coverage Per Preferred Share (d)..............  $1,410,857     $1,373,451    $1,433,101
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $  500,000     $  500,000    $  500,000
Average Market Value Per Preferred Share............  $  500,000     $  500,000    $  500,000

*  Non-Annualized

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)Ratios reflect the effect of dividend payments to preferred shareholders.

(d)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e)As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $.01, decrease realized and unrealized gains and losses per share by $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per shares, supplemental data for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.


YEAR ENDED JUNE 30,
----------------------------------------------------------------------------------------------------------
      2002(e)        2001         2000         1999         1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------
     $     9.62   $     8.99   $     9.56   $    10.26   $    10.01   $     9.76   $     9.76   $     9.92
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
            .70          .75          .81          .84          .89          .92          .94          .96
            .31          .66         (.55)        (.70)         .26          .26          .05         (.06)
           (.11)        (.23)        (.22)        (.19)        (.21)        (.21)        (.22)        (.22)
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
            .90         1.18          .04         (.05)         .94          .97          .77          .68
           (.53)        (.55)        (.61)        (.65)        (.69)        (.72)        (.77)        (.84)
            -0-          -0-          -0-          -0-          -0-          -0-          -0-          -0-
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
     $     9.99   $     9.62   $     8.99   $     9.56   $    10.26   $    10.01   $     9.76   $     9.76
     ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========

     $     8.85   $     8.89   $   8.6875   $    9.625   $   10.875   $   10.875   $    9.875   $   11.125
          5.64%        8.88%       -3.08%       -5.68%        6.85%       18.32%       -4.27%        8.59%
     $    286.4   $    276.0   $    258.0   $    274.1   $    292.3   $    283.2   $    273.7   $    271.1
          1.25%        1.27%        1.32%        1.24%        1.23%        1.28%        1.31%        1.33%
          6.99%        7.94%        9.06%        8.23%        8.69%        9.25%        9.47%        9.85%
            41%          50%          54%          98%         103%          53%          29%          38%

           .79%         .79%         .81%         .79%         .79%         .80%         .82%         .83%
          5.92%        5.50%        6.59%        6.35%        6.64%        7.18%        7.26%        7.56%

            330          330          330          330          330          330          330          330
     $1,368,316   $1,336,403   $1,281,820   $1,330,642   $1,385,892   $1,358,326   $1,329,390   $1,321,483
     $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
     $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2004, the Trust had $6,237,589 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

    At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $434,025,211
                                                                ------------
Gross tax unrealized appreciation...........................    $ 31,954,085
Gross tax unrealized depreciation...........................         (21,724)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 31,932,361
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended June 30, 2004 was as follows:

                                                                   2004
Distributions paid from:
  Ordinary income...........................................    $  145,772
  Long-term capital gain....................................     1,305,092
                                                                ----------
                                                                $1,450,864
                                                                ==========

    As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 27,509
Undistributed long-term capital gain........................     177,940

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended December 31, 2004, the Trust recognized expenses of approximately $13,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended December 31, 2004, the Trust recognized expenses of approximately $24,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $52,502,188 and $49,008,240, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an arrangement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

VAN KAMPEN MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (UNAUDITED) continued

    Transactions in futures contracts for the six months ended December 31, 2004, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2004................................        71
Futures Opened..............................................       234
Futures Closed..............................................      (149)
                                                                  ----
Outstanding at December 31, 2004............................       156
                                                                  ====

    The futures contracts outstanding as of December 31, 2004, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures March 2005 (Current
  Notional Value of $111,938 per contract)..................      27        $ (27,952)
U.S. Treasury Notes 5-Year Futures March 2005 (Current
  Notional Value of $109,531 per contract)..................     129          (88,196)
                                                                 ---        ---------
                                                                 156        $(116,148)
                                                                 ---        ---------

5. PREFERRED SHARES

The Trust has outstanding 330 shares of Rate Adjusted Tax-Exempt Shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The average rate in effect on December 31, 2004 was 1.550%. During the six months ended December 31, 2004, the rates ranged from 1.156% to 1.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 920, 919, 107
VMT SAR 3/05 RN04-01589P-Y012/04
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX F
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

IV.      POLICY STATEMENT

         Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients apply to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policies and procedures and general guidelines in this section will be reviewed and updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

         Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Boards of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

         Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS and IRRC recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS and IRRC recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

         Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

III.     GENERAL PROXY VOTING GUIDELINES

         To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

VI.      GUIDELINES

         A.   MANAGEMENT PROPOSALS

              1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

                  o     Selection or ratification of auditors.

                  o Approval of financial statements, director and auditor reports.

                  o     General updating/corrective amendments to the chatter.

                  o     Approval of the payment of a dividend.

                  o Proposals to limit Directors' liability and/or broaden indemnification of Directors.

                  o Proposals requiring that a certain percentage (up to 66%) of the company's Board members be independent Directors.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

                  o     Proposals to eliminate cumulative voting.

                  o     Proposals to eliminate preemptive rights.

                  o Proposals for confidential voting and independent tabulation of voting results.

                  o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

              2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review
                  Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous three years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

              3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

                  CAPITALIZATION CHANGES

                  o Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if. (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o     Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o     Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  COMPENSATION

                  o Proposals relating to Director fees, provided the amounts are not excessive relative to outer companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  o Proposals for the establishment of Employee Stock Option Plans and other employee ownership plans.

                  ANTI-TAKEOVER MATTERS

                  o Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  o Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

              4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

                  o Proposals to establish cumulative voting rights in the election of directors.

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights.

                  o     Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  o Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

                  o     Proposals to indemnify auditors.

              5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

                  CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSM internal company-specific knowledge.

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  o Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  o Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

                        (i) Whether the stock option plan is incentive based;

                        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  ANTI-TAKEOVER PROVISIONS

                  o Proposals requiring shareholder ratification of poison pills.

                  o Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

         B.   SHAREHOLDER PROPOSALS

              1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

                  o Proposals requiring auditors to attend the annual meeting of shareholders.

                  o Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

                  o     Proposals requiring confidential voting.

                  o Proposals to reduce or eliminate of supermajority voting requirements.

                  o Proposals requiring shareholder approval for shareholder rights plan or poison pill.

                  o Proposals to require the company to expense stock options.

              2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  o     Proposals that limit tenure of directors.

                  o     Proposals to limit golden parachutes.

                  o Proposals requiring directors to own large amounts of stock to be eligible for election.

                  o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  o Proposals that limit retirement benefits or executive compensation.

                  o Proposals requiring shareholder approval for bylaw or charter amendments.

                  o Proposals requiring shareholder approval of executive compensation.

                  o Proposals requiring shareholder approval of golden parachutes.

                  o Proposals to eliminate certain anti-takeover related provisions.

                  o     Proposals to prohibit payment of greenmail.

              3. The following shareholder proposals will not be supported, unless otherwise determined by the Proxy Review Committee.

                  o Proposals to declassify the Board of Directors (if management supports a classified board).

                  o Proposals requiring a U.S. company to have a separate Chairman and CEO.

                  o Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  o Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  o Proposals that require inappropriate endorsements or corporate actions.

VII.     ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

         A.   PROXY REVIEW COMMITTEE

              1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and the research as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

              1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

              2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.  PROXY VOTING REPORTS

              1. MSIM will promptly provide a copy of these Policy and Procedures to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

              2. MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX G
                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of Van Kampen Municipal Income Trust and Van Kampen Trust for Investment Grade Municipals. The statements are presented as of October 31, 2004, the most recent interim period for which financial information is currently available.


The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on October 31, 2004. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended October 31, 2004. The pro forma statements give effect to the proposed exchange of Van Kampen Trust for Investment Grade Municipals shares for the assets and liabilities of the Van Kampen Municipal Income Trust, with Van Kampen Trust for Investment Grade Municipals being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen Trust for Investment Grade Municipals will sell any securities of Van Kampen Municipal Income Trust acquired in the reorganization other than in the ordinary course of business.

                        VAN KAMPEN MUNICIPAL INCOME TRUST
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                October 31, 2004
                                   (Unaudited)


MUNICIPAL   TRUST FOR
  INCOME   INVESTMENT                                                                                      TRUST FOR
  TRUST       GRADE    PROFORMA                                                                            INVESTMENT
   PAR      MUNICIPAL     PAR                                                                MUNICIPAL       GRADE
  AMOUNT   PAR AMOUNT   AMOUNT                                                              INCOME TRUST   MUNICIPAL      PROFORMA
  (000)       (000)      (000)    DESCRIPTION                             COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
---------  ----------  --------   -----------                             ------  --------  ------------  ------------  ------------
                                  MUNICIPAL BONDS    153.6%
                                  ALABAMA    1.1%
  $3,660        $ -     $ 3,660   Alabama St Brd Ed Rev & Impt Southn
                                  Univ St Cmnty Rfdg (MBIA Insd) (a)      5.250%  07/01/20  $  3,988,009  $         -   $  3,988,009
   1,320          -       1,320   Alabama St Univ Rev Tuit Ser B
                                  (Prerefunded @ 01/01/12) (MBIA Insd)    5.250   03/01/33     1,507,664            -      1,507,664
       -        750         750   Birmingham Baptist Med Ctr AL Baptist
                                  Hlth Sys Ser A                          5.875   11/15/24             -      781,710        781,710
       -      1,565       1,565   Jefferson Cnty, AL Swr Rev Impt Wts
                                  Ser A (Prerefunded @ 02/01/11)
                                  (FGIC Insd)                             5.000   02/01/41             -    1,745,554      1,745,554
       -        435         435   Jefferson Cnty, AL Swr Rev Impt Wts
                                  Ser A (Prerefunded @ 02/01/11)
                                  (FGIC Insd)                             5.000   02/01/41             -      487,296        487,296
                                                                                            -------------------------   ------------
                                                                                               5,495,673    3,014,560      8,510,233
                                                                                            -------------------------   ------------

                                  ALASKA    0.7%
   3,650          -       3,650   Alaska St Intl Arpt Rev Ser B
                                  (AMBAC Insd)                            5.250   10/01/27     3,858,999            -      3,858,999
   1,575          -       1,575   Matanuska-Susitna Boro, AK Ctf Part
                                  Pub Safety Bldg Lease (FSA Insd)        5.750   03/01/16     1,775,954            -      1,775,954
                                                                                            -------------------------   ------------
                                                                                               5,634,953            -      5,634,953
                                                                                            -------------------------   ------------

                                  ARIZONA    2.0%
   1,000          -       1,000   Arizona Hlth Fac Auth Hosp John C
                                  Lincoln Hlth Network                    6.375   12/01/37     1,061,500            -      1,061,500
       -      3,095       3,095   Arizona Sch Fac Brd Ctfs Ser B
                                  (FSA Insd)                              5.250   09/01/19             -    3,429,539      3,429,539
       -      4,225       4,225   Arizona Tourism & Sports Auth
                                  Multipurpose Stadium Fac Ser A
                                  (MBIA Insd)                             5.375   07/01/23             -    4,606,517      4,606,517
       -      2,800       2,800   Phoenix, AZ Civic Impt Corp Arpt Rev
                                  Jr Lien (AMT) (FGIC Insd)               5.375   07/01/29             -    2,847,796      2,847,796
       -      3,125       3,125   Salt River Proj AZ Agric Impt Salt
                                  River Proj Ser A Rfdg                   5.250   01/01/06             -    3,248,125      3,248,125
                                                                                            -------------------------   ------------
                                                                                               1,061,500   14,131,977     15,193,477
                                                                                            -------------------------   ------------

                                  CALIFORNIA    12.4%
      -       2,895       2,895   ABC CA Uni Sch Dist Cap Apprec
                                  Ser B (FGIC Insd)                         *     08/01/20             -    1,389,195      1,389,195
      -       1,300       1,300   Anaheim, CA Pub Fin Auth Lease Rev
                                  Pub Impt Proj Ser C (FSA Insd)          6.000   09/01/16             -    1,580,137      1,580,137
   2,500          -       2,500   California St (AMBAC Insd)              5.000   04/01/21     2,645,100            -      2,645,100
   4,500      3,000       7,500   California St (AMBAC Insd)              5.125   10/01/27     4,691,565    3,127,710      7,819,275
   1,000          -       1,000   California St Dept Wtr Res Ctr Wtr
                                  Sys Ser X (FGIC Insd)                   5.000   12/01/29     1,030,470            -      1,030,470
   1,000      1,000       2,000   California St Dept Wtr Res Pwr Ser A    6.000   05/01/15     1,170,680    1,170,680      2,341,360
   1,000          -       1,000   California St Dept Wtr Res Pwr Ser A
                                  (AMBAC Insd)                            5.500   05/01/16     1,142,280            -      1,142,280
   2,500      4,000       6,500   California St Dept Wtr Res Pwr Ser A
                                  (AMBAC Insd) (b)                        5.375   05/01/18     2,773,000    4,436,800      7,209,800
       -      1,320       1,320   California St Dept Wtr Res Pwr Ser A
                                  (MBIA Insd)                             5.125   05/01/19             -    1,430,180      1,430,180
       -      1,000       1,000   California St Pub Wks Brd UCLA
                                  Replacement Hosp Ser A (FSA Insd)       5.375   10/01/20             -    1,097,880      1,097,880
   5,000          -       5,000   California St Univ Rev & Co
                                  Systemwide Ser A (AMBAC Insd)           5.000   11/01/33     5,124,250            -      5,124,250
   5,000          -       5,000   Contra Costa, CA Home Mtg Fin Auth
                                  Home Mtg Rev (Escrowed to Maturity)
                                  (MBIA Insd)                               *     09/01/17     2,735,750            -      2,735,750
       -      2,000       2,000   El Dorado, CA Irr Dist Ctfs Ser A
                                  (FGIC Insd)                             5.000   03/01/21             -    2,126,660      2,126,660
       -      2,000       2,000   Florin, CA Res Consv Dist Cap Impt
                                  Elk Grove Wtr Svc Ser A (MBIA Insd)     5.000   09/01/33             -    2,051,040      2,051,040
       -      3,000       3,000   Florin, CA Res Consv Dist Cap Impt
                                  Elk Grove Wtr Svc Ser B (MBIA Insd)     5.000   03/01/33             -    3,073,620      3,073,620
       -      2,000       2,000   Foothill/Eastern Corridor Agy CA Toll
                                  Rd Rev Cap Apprec Rfdg (MBIA Insd)        *     01/15/17             -    1,091,480      1,091,480
       -     20,750      20,750   Foothill/Eastern Corridor Agy CA Toll
                                  Rd Rev Sr Lien Ser A (Escrowed to
                                  Maturity)                                 *     01/01/23             -    8,817,920      8,817,920
       -      3,000       3,000   Fremont, CA Uni Sch Dist Ser A
                                  (FGIC Insd)                             5.000   08/01/25             -    3,139,410      3,139,410
   4,000          -       4,000   Los Angeles, CA Dept Wtr & Pwr Ser A
                                  (FGIC Insd)                             5.125   07/01/40     4,104,280            -      4,104,280
   2,500      2,500       5,000   Los Angeles, CA Uni Sch Dist Ser A
                                  (FSA Insd)                              5.250   07/01/20     2,743,275    2,743,275      5,486,550
   2,000          -       2,000   Los Angeles, CA Wtr & Pwr Rev Pwr Sys
                                  Ser B (FSA Insd)                        5.000   07/01/28     2,068,840            -      2,068,840
   1,500          -       1,500   Metropolitan Wtr Dist Southn CA Auth
                                  Ser B 1 (FGIC Insd)                     5.000   10/01/33     1,542,900            -      1,542,900
       -      4,020       4,020   Oakland, CA Uni Sch Dist
                                  (FGIC Insd) (a)                         5.250   08/01/18             -    4,472,049      4,472,049
   1,750      1,750       3,500   Palm Springs, CA Fin Auth Lease Rev
                                  Convention Ctr Proj Ser A (MBIA Insd)   5.500   11/01/35     1,927,835    1,927,835      3,855,670
       -      3,000       3,000   Port Oakland, CA Ser M (FGIC Insd)      5.250   11/01/18             -    3,342,060      3,342,060
       -      2,000       2,000   Salinas, CA Uni High Sch Dist Ser A
                                  (MBIA Insd)                             5.000   06/01/27             -    2,072,680      2,072,680

      -   3,000  3,000   San Francisco, CA City & Cnty Second Ser
                         Issue 29 B Rfdg (FGIC Insd)                  5.125  05/01/20              -     3,237,930        3,237,930
      -   1,210  1,210   Santa Clara, CA Elec Rev Sub Ser A (MBIA
                         Insd)                                        5.250  07/01/19              -     1,332,428        1,332,428
  1,000       -  1,000   Santa Clara Cnty, CA Brd Ed Rfdg (MBIA
                         Insd)                                        5.000  04/01/25      1,041,460             -        1,041,460
      -   3,745  3,745   Santa Clarita, CA Cmnty College (FGIC
                         Insd)                                        5.000  08/01/23              -     3,941,575        3,941,575
      -   3,000  3,000   Temecula, CA Redev Agy Tax Temecula Redev
                         Proj No 1 (MBIA Insd)                        5.250  08/01/36              -     3,136,740        3,136,740
                                                                                       ---------------------------    -------------
                                                                                          34,741,685    60,739,284       95,480,969
                                                                                       ---------------------------    -------------

                         COLORADO    2.7%
      -   4,000  4,000   Adams & Arapahoe Cntys CO Sch Dist 28 Ser
                         A (FSA Insd)                                 5.250  12/01/20              -     4,401,720        4,401,720
  1,500       -  1,500   Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
                         E-470 Proj (Prerefunded @ 08/31/05)          7.000  08/31/26      1,609,095                      1,609,095
  1,000   1,000  2,000   Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
                         E-470 Proj Ser B (Prerefunded @ 08/31/05)    6.950  08/31/20      1,072,310     1,072,310        2,144,620
      -   2,000  2,000   Aurora, CO Ctfs Part (AMBAC Insd)            5.500  12/01/30              -     2,174,700        2,174,700
  3,405       -  3,405   Colorado Ed & Cultural Fac Impt Charter
                         Sch Rfdg (XLCA Insd)                         5.250  12/01/23      3,642,124             -        3,642,124
  1,000   1,000  2,000   Colorado Hlth Fac Auth Rev Catholic Hlth
                         Initiatives Ser A (Escrowed to Maturity)     5.500  03/01/32      1,050,690     1,050,690        2,101,380
      -   1,125  1,125   Colorado Hlth Fac Auth Rev Hosp
                         Portercare Adventist Hlth                    6.500  11/15/31              -     1,236,645        1,236,645
      -      61     61   Colorado Hsg Fin Auth Single Family Pgm
                         Sr Ser B1 (AMT)                              7.650  11/01/26              -        61,310           61,310
  1,000       -  1,000   El Paso Cnty, CO Ctf Part Detention Fac
                         Proj Ser B (AMBAC Insd)                      5.375  12/01/18      1,123,200             -        1,123,200
      -   1,805  1,805   Lakewood, CO Ctfs Part (AMBAC Insd) (a)      5.300  12/01/16              -     2,011,131        2,011,131
                                                                                       ---------------------------    -------------
                                                                                           8,497,419    12,008,506       20,505,925
                                                                                       ---------------------------    -------------

                         CONNECTICUT    1.0%
      -   2,750  2,750   Bridgeport, CT Ser A Rfdg (FGIC Insd)        5.375  08/15/14              -     3,120,012        3,120,012
  1,750   1,830  3,580   Connecticut St Spl Oblig Pkg Rev Bradley
                         Intl Arpt Ser A (AMT) (ACA Insd)             6.600  07/01/24      1,896,633     1,983,336        3,879,969
  1,000       -  1,000   Hartford, CT Pkg Sys Rev Ser A               6.500  07/01/25      1,035,080             -        1,035,080
                                                                                       ---------------------------    -------------
                                                                                           2,931,713     5,103,348        8,035,061
                                                                                       ---------------------------    -------------

                         DISTRICT OF COLUMBIA    0.9%
  2,775       -  2,775   District of Columbia Hosp Rev Medlantic
                         Hlthcare Ser A Rfdg (Escrowed to
                         Maturity) (MBIA Insd)                        5.250  08/15/12      2,972,469             -        2,972,469
          2,000  2,000   District of Columbia Rev Friendship Pub
                         Charter Sch Inc (ACA Insd)                   5.750  06/01/18              -     2,202,700        2,202,700
              5      5   District of Columbia Ser E (FSA Insd)        6.000  06/01/13              -         5,066            5,066
          2,000  2,000   Metropolitan Washington DC Arpt Auth Sys
                         Ser A (AMT) (FGIC Insd)                      5.250  10/01/32              -     2,066,380        2,066,380
                                                                                       -------------  ------------    -------------
                                                                                           2,972,469     4,274,146        7,246,615
                                                                                       -------------  ------------    -------------

                         FLORIDA    9.4%
      -   6,635  6,635   Dade Cnty, FL Spl Oblig Cap Apprec Ser B
                         Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd)     *    10/01/26              -     2,005,495        2,005,495
  2,000   3,000  5,000   Escambia Cnty, FL Hlth Fac Auth Hlth Fac
                         Rev FL Hlthcare Fac Ln (AMBAC Insd)          5.950  07/01/20      2,054,520     3,081,780        5,136,300
      -   2,500  2,500   Florida St Brd Ed Cap Outlay Pub Ed Ser C
                         (FGIC Insd)                                  5.750  06/01/29              -     2,800,550        2,800,550
  1,000       -  1,000   Florida St Brd Ed Lottery Rev Ser A (FGIC
                         Insd)                                        5.750  07/01/11      1,151,140             -        1,151,140
      -   1,000  1,000   Florida St Brd Ed Lottery Rev Ser A (FGIC
                         Insd)                                        6.000  07/01/14              -     1,159,550        1,159,550
      -   1,400  1,400   Florida St Dept Corrections Ctf Part
                         Okeechobee Correctional (AMBAC Insd)         6.250  03/01/15              -     1,448,174        1,448,174
  2,000       -  2,000   Florida St Dept Environmental Prot
                         Preservtn Rev Ser A (FGIC Insd)              5.750  07/01/10      2,296,620             -        2,296,620
      -     605    605   Gulf Breeze, FL Rev Loc Govt Ln Ser E
                         (FGIC Insd) (c)                              5.050  12/01/20              -       656,812          656,812
      -   1,900  1,900   Gulf Breeze, FL Rev Loc Govt Ln Ser E
                         (FGIC Insd) (c)                              5.150  12/01/20              -     2,104,326        2,104,326
      -   1,000  1,000   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
                         Adventist Hlth Sys Ser D                     5.375  11/15/35              -     1,035,450        1,035,450
  1,745       -  1,745   Hillsborough Cnty, FL Port Dist Tampa
                         Port Auth Proj Ser A (AMT) (MBIA Insd)       5.375  06/01/27      1,841,935             -        1,841,935
      -   4,550  4,550   Hillsborough Cnty, FL Sch Dist (AMBAC
                         Insd)                                        5.375  10/01/17              -     5,088,083        5,088,083
      -   2,000  2,000   Jacksonville, FL Sales Tax Rev Better
                         Jacksonville (MBIA Insd)                     5.250  10/01/19              -     2,215,420        2,215,420
  1,000   1,000  2,000   Jea, FL Elec Sys Rev Ser 3 Ser A
                         (Prerefunded @10/01/07)                      5.500  10/01/41      1,067,250     1,067,250        2,134,500
  1,000       -  1,000   Marion Cnty, FL Sch Brd Ctf (FSA Insd)       5.250  06/01/18      1,104,990             -        1,104,990
  1,500       -  1,500   Miami Beach, FL Stormwtr Rev (FGIC Insd)     5.250  09/01/25      1,606,245             -        1,606,245
      -   2,000  2,000   Miami-Dade Cnty, FL Aviation Miami Rev
                         Intl Arpt (AMT) (FGIC Insd)                  5.375  10/01/27              -     2,093,480        2,093,480
  1,720       -  1,720   Miami-Dade Cnty, FL Aviation Miami Rev
                         Intl Arpt (AMT) (FGIC Insd)                  5.375  10/01/32      1,788,834             -        1,788,834
      -   2,000  2,000   Miami-Dade Cnty, FL Aviation Ser A (AMT)
                         (FSA Insd)                                   5.125  10/01/35              -     2,037,320        2,037,320
      -   2,000  2,000   Miami-Dade Cnty, FL Hlth Fac Miami
                         Children Hosp Ser A Rfdg (AMBAC Insd)        5.000  08/15/20              -     2,111,420        2,111,420
      -   1,980  1,980   Miami-Dade, FL Sch Brd Ser C (Prerefunded
                         @10/01/11) (FSA Insd) (a)                    5.500  10/01/13              -     2,279,950        2,279,950
  3,000       -  3,000   Orange Cnty, FL Sch Brd Ctf Part Ser A
                         (AMBAC Insd)                                 5.250  08/01/14      3,376,440             -        3,376,440
  4,000       -  4,000   Orange Cnty, FL Tourist Dev Tax Rev
                         (AMBAC Insd)                                 5.625  10/01/14      4,497,520             -        4,497,520
  2,000       -  2,000   Orange Cnty, FL Tourist Dev Tax Rev
                         (AMBAC Insd)                                 5.500  10/01/31      2,174,000             -        2,174,000


      -     2,000     2,000  Palm Beach Cnty, FL Sch Brd
                             Ctf Ser E Rfdg (AMBAC Insd)         5.250    08/01/11             -        2,259,780      2,259,780
  1,190         -     1,190  Polk Cnty FL Util Sys Rev
                             (FGIC Insd)                         5.250    10/01/20     1,309,666                -      1,309,666
      -     1,655     1,655  Reedy Creek Impt Dist FL Ser A
                             Rfdg (AMBAC Insd)                   5.500    06/01/11             -        1,894,048      1,894,048
      -     3,465     3,465  Reedy Creek Impt Dist FL Ser C
                             (AMBAC Insd)                        4.750    06/01/15             -        3,540,225      3,540,225
      -     1,210     1,210  Saint Lucie Cnty, FL Sch Brd
                             Ctf Ser A (FSA Insd) (a)            5.500    07/01/14             -        1,381,360      1,381,360
      -     1,000     1,000  Tallahassee, FL Lease Rev FL
                             St Univ Proj Ser A (MBIA Insd)
                             (a)                                 5.500    08/01/17             -        1,121,350      1,121,350
  1,115         -     1,115  Tallahassee, FL Lease Rev FL
                             St Univ Proj Ser A (MBIA Insd)
                             (a)                                 5.500    08/01/19     1,250,305                -      1,250,305
      -     1,250     1,250  Tampa, FL Hosp Rev Cap Impt H
                             Lee Moffitt Ser A                   5.750    07/01/19             -        1,319,562      1,319,562
      -     2,880     2,880  Tampa, FL Occupational License
                             Ser A Rfdg (FGIC Insd)              5.375    10/01/15             -        3,257,107      3,257,107
      -     1,000     1,000  Village Ctr Cmnty Dev Dist FL
                             Recreational Rev Ser A (MBIA
                             Insd)                               5.125    11/01/36             -        1,042,130      1,042,130
                                                                                     -----------------------------   ------------
                                                                                      25,519,465       47,000,622     72,520,087
                                                                                     -----------------------------   ------------

                             GEORGIA    5.4%
      -     2,000     2,000  Atlanta, GA Arpt Passenger Fac
                             Charge Rev Gen Sub Lien Ser C
                             (FSA Insd)                          5.000    01/01/33             -        2,064,140      2,064,140
      -     3,715     3,715  Atlanta, GA Wtr & Wastewtr Rev
                             (FSA Insd)                          5.000    11/01/22             -        3,976,127      3,976,127
  4,023         -     4,023  Fulton Cnty, GA Lease Rev
                             (Acquired 12/23/94, Cost
                             $4,023,144) (d)                     7.250    06/15/10     4,169,707                -      4,169,707
      -     1,500     1,500  George L Smith II GA World
                             Congress Cent Auth Rev Domed
                             Stadium Proj Rfdg (AMT) (MBIA
                             Insd)                               5.500    07/01/20             -        1,636,230      1,636,230
  2,635         -     2,635  Georgia Muni Elec Auth Pwr Rev
                             Ser A (MBIA Insd)                   6.500    01/01/20     3,369,954                -      3,369,954
  3,000         -     3,000  Georgia Muni Elec Auth Pwr Rev
                             Ser A Rfdg (FGIC Insd) (a)          6.250    01/01/17     3,712,440                -      3,712,440
      -     5,660     5,660  Georgia Muni Elec Auth Pwr Rev
                             Ser Y (MBIA Insd)                   6.500    01/01/17             -        6,990,440      6,990,440
      -       240       240  Georgia Muni Elec Auth Pwr Rev
                             Ser Y (Escrowed to Maturity)
                             (MBIA Insd)                         6.500    01/01/17             -          296,887        296,887
  2,500         -     2,500  Georgia St Ser D                    6.000    10/01/05     2,595,450                -      2,595,450
  2,335         -     2,335  Georgia St Ser D                    6.000    10/01/06     2,512,297                -      2,512,297
      -     4,000     4,000  Municipal Elec Auth GA
                             Combustion Turbine Proj Ser A
                             (MBIA Insd)                         5.250    11/01/16             -        4,491,280      4,491,280
  2,000         -     2,000  Municipal Elec Auth GA
                             Combustion Turbine Proj Ser A
                             (MBIA Insd)                         5.250    11/01/22     2,157,740                -      2,157,740
    800         -       800  Royston, GA Hosp Auth Hosp Rev
                             Ctf Hlthcare Sys Inc                6.700    07/01/16       820,096                -        820,096
  2,500         -     2,500  Royston, GA Hosp Auth Hosp Rev
                             Ctf Hlthcare Sys Inc                6.500    07/01/27     2,493,250                -      2,493,250
                                                                                     -----------------------------   ------------
                                                                                      21,830,934       19,455,104     41,286,038
                                                                                     -----------------------------   ------------

                             HAWAII    0.2%
      -     1,285     1,285  Honolulu, HI City & Cnty Ser B
                             (FGIC Insd)                         5.500    10/01/11             -        1,474,049      1,474,049
                                                                                     -----------------------------   ------------

                             ILLINOIS    15.2%
      -     2,000     2,000  Bedford Park, IL Ser A Rfdg
                             (FSA Insd)                          5.250    12/15/20             -        2,205,540      2,205,540
      -     2,000     2,000  Chicago, IL Brd of Ed
                             (Prerefunded @ 12/01/10) (FGIC
                             Insd)                               5.500    12/01/31             -        2,284,800      2,284,800
  4,000         -     4,000  Chicago, IL Brd Ed Chicago Sch
                             Reform Ser A (AMBAC Insd)           5.250    12/01/27     4,190,120                -      4,190,120
      -     2,000     2,000  Chicago, IL Brd of Ed Chicago
                             Sch Reform (Prerefunded @
                             12/01/07) (AMBAC Insd)              5.750    12/01/20             -        2,251,520      2,251,520
  1,400         -     1,400  Chicago, IL Brd Ed Ser A (MBIA
                             Insd)                               5.500    12/01/28     1,521,800                -      1,521,800
      -     4,865     4,865  Chicago, IL Cap Apprec
                             (Prerefunded @ 07/01/05)
                             (AMBAC Insd)                          *      07/01/16             -        2,393,288      2,393,288
      -     1,500     1,500  Chicago, IL Lakefront
                             Millennium Pk Facs (MBIA Insd)      5.125    01/01/28             -        1,547,745      1,547,745
  2,250         -     2,250  Chicago, IL Neighborhoods
                             Alive 21 Ser A (FGIC Insd)          5.500    01/01/13     2,538,338                -      2,538,338
      -     7,000     7,000  Chicago, IL O'Hare Intl Arpt
                             Rev Gen Arpt Second Lien Ser A
                             Rfdg (MBIA Insd)                    6.375    01/01/12             -        7,189,560      7,189,560
  1,500         -     1,500  Chicago, IL O'Hare Intl Arpt
                             Rev Gen Arpt Third Lien C-2
                             Rfdg (AMT) (FSA Insd)               5.250    01/01/30     1,551,195                -      1,551,195
  1,500     1,500     3,000  Chicago, IL O'Hare Intl Arpt
                             Rev Gen Arpt Third Lien C-2
                             Rfdg (AMT) (XLCA Insd)              5.250    01/01/34     1,548,945        1,548,945      3,097,890
  1,000         -     1,000  Chicago, IL O'Hare Intl Arpt
                             Rev Second Lien Passenger Fac
                             Ser B (AMBAC Insd)                  5.500    01/01/16     1,116,410                -      1,116,410
      -     2,000     2,000  Chicago, IL O'Hare Intl Arpt
                             Rev Second Lien Passenger Fac
                             Ser B (AMBAC Insd)                  5.500    01/01/17             -        2,232,820      2,232,820
      -     3,500     3,500  Chicago, IL Proj Ser A Rfdg
                             (MBIA Insd) (b)                     5.000    01/01/31             -        3,572,695      3,572,695
  1,000         -     1,000  Chicago, IL Proj Ser C Rfdg
                             (FGIC Insd)                         5.750    01/01/14     1,144,940                -      1,144,940
  1,000         -     1,000  Chicago, IL Proj Ser C Rfdg
                             (FGIC Insd)                         5.750    01/01/15     1,141,860                -      1,141,860
  4,895         -     4,895  Chicago, IL Pub Bldg Comm Bldg
                             Rev Ser A (Escrowed to
                             Maturity) (MBIA Insd)                 *      01/01/07     4,654,753                -      4,654,753
  1,000         -     1,000  Chicago, IL Ser B Rfdg (AMBAC
                             Insd)                               5.125    01/01/15     1,117,590                -      1,117,590
  2,000     2,000     4,000  Chicago, IL Wastewtr
                             Transmission Rev Second Lien
                             (Prerefunded @ 01/01/10) (MBIA
                             Insd)                               5.750    01/01/25     2,300,020        2,300,020      4,600,040
      -     1,000     1,000  Chicago, IL Wastewtr
                             Transmission Rev Second Lien
                             (Prerefunded @ 01/01/10) (MBIA
                             Insd)                               6.000    01/01/30             -        1,161,970      1,161,970
  1,960         -     1,960  Cook Cnty, IL Cmnty Cons Sch
                             Dist (FSA Insd) (a)                 5.500    12/01/13     2,263,192                -      2,263,192
  1,000         -     1,000  Cook Cnty, IL Ser A (FGIC Insd)     5.500    11/15/31     1,082,670                -      1,082,670
  3,230         -     3,230  Cook Cnty, IL Ser A Rfdg (MBIA
                             Insd)                               5.625    11/15/16     3,570,604                -      3,570,604
      -     3,500     3,500  Du Page Cnty, IL Fst Presv Dist       *      11/01/10             -        2,862,370      2,862,370
      -     2,545     2,545  Du Page Cnty, IL Trans Rev
                             (FSA Insd)                          5.750    01/01/15             -        2,905,728      2,905,728





      -        805      805  East Peoria, IL Ser C Rfdg          7.000   05/01/17            -          836,548          836,548
      -      1,310    1,310  Elgin, IL Ser B Rfdg                5.750   12/15/13            -        1,538,320        1,538,320
      -      1,600    1,600  Grundy, Kendall, & Will
                             Cntys (AMBAC Insd) (a)              5.500   05/01/15            -        1,786,704        1,786,704
  2,310          -    2,310  Illinois Dev Fin Auth Rev
                             Adventist Hlth Ser A (MBIA
                             Insd)                               5.500   11/15/13    2,632,823                -        2,632,823
  2,500          -    2,500  Illinois Dev Fin Auth Rev
                             Adventist Hlth Ser A (MBIA
                             Insd)                               5.500   11/15/15    2,862,150                -        2,862,150
  1,335      1,250    2,585  Illinois Dev Fin Auth Rev
                             Bradley Univ Proj
                             (Prerefunded @ 08/01/09)
                             (AMBAC Insd)                        5.375   08/01/24    1,510,312        1,414,150        2,924,462
      -      1,475    1,475  Illinois Dev Fin Auth Rev
                             Loc Govt Pgm Geneva Cmnty
                             304 Ser B (FSA Insd) (a)            5.750   01/01/15            -        1,689,848        1,689,848
      -      1,145    1,145  Illinois Dev Fin Auth Rev
                             Loc Govt Pgm Geneva Cmnty
                             304 Ser B (FSA Insd) (a)            5.750   01/01/17            -        1,307,876        1,307,876
      -      3,285    3,285  Illinois Dev Fin Auth Rev
                             Presbyterian Home Lake
                             Proj Ser B (FSA Insd)               6.300   09/01/22            -        3,592,575        3,592,575
      -      2,000    2,000  Illinois Ed Fac Auth Rev
                             Lewis Univ                          6.100   10/01/16            -        2,010,580        2,010,580
  2,000          -    2,000  Illinois Ed Fac Auth Rev
                             Lewis Univ                          6.125   10/01/26    1,936,680                -        1,936,680
      -      1,250    1,250  Illinois Hlth Fac Auth Rev
                             Evangelical Hosp Ser C
                             (FSA Insd)                          6.750   04/15/17            -        1,549,062        1,549,062
      -        700      700  Illinois Hlth Fac Auth Rev
                             Highland Park Hosp Proj
                             Ser A (Prerefunded @
                             10/01/07) (MBIA Insd)               5.750   10/01/17            -          784,252          784,252
      -      2,275    2,275  Illinois Hlth Fac Auth Rev
                             South Suburban Hosp
                             (Escrowed to Maturity)              7.000   02/15/18            -        2,852,509        2,852,509
      -      1,000    1,000  Illinois St (FGIC Insd)             5.250   12/01/20            -        1,047,910        1,047,910
  1,500      2,000    3,500  Illinois St First Ser
                             (LOC: Bank of America)
                             (FGIC Insd)                         5.375   11/01/14    1,696,260        2,261,680        3,957,940
      -      2,000    2,000  Illinois St Sales Tax Rev
                             Build Illinois                      5.000   06/15/19            -        2,164,240        2,164,240
  1,900          -    1,900  Kendall, Kane & Will
                             Cntys, IL Cmnty Unit Sch
                             Dist No. 308 Ser B (FGIC
                             Insd)                               5.250   10/01/21    2,049,796                -        2,049,796
      -        250      250  Metropolitan Pier & Expo
                             Auth IL Dedicated St Tax
                             Rev McCormick Pl Expn Proj
                             (FGIC Insd)                         5.375   12/15/18            -          278,710          278,710
      -      8,845    8,845  Metropolitan Pier & Expo
                             Auth IL Dedicated St Tax
                             Rev McCormick Pl Expn Ser
                             A (FGIC Insd)                         *     06/15/16            -        5,374,930        5,374,930
      -      1,005    1,005  Naperville, IL Ser A                5.000   12/01/10            -        1,118,615        1,118,615
      -      1,105    1,105  Saint Clair Cnty, IL Pub
                             Bldg Comm Bldg Rev Cap
                             Apprec Ser B (FGIC Insd)              *     12/01/15            -          694,062          694,062
  1,250          -    1,250  Sangamon Cnty, IL Ctf Part         10.000   12/01/06    1,441,900                -        1,441,900
  1,000          -    1,000  Schaumburg, IL Ser B (FGIC
                             Insd)                               5.000   12/01/41    1,013,810                -        1,013,810
      -      1,000    1,000  Southern IL Univ Rev Cap
                             Apprec Hsg & Aux (MBIA
                             Insd)                                 *     04/01/29            -          277,010          277,010
  7,455          -    7,455  Will Cnty, IL Fst Presv
                             Dist Ser B (FGIC Insd)                *     12/01/12    5,485,836                -        5,485,836
                                                                                    ----------------------------    -------------
                                                                                    50,372,004       67,036,582      117,408,586
                                                                                    ----------------------------    -------------

                             INDIANA    3.3%
  2,420          -    2,420  Brownsburg, IN Sch Bldg
                             Corp First Mtg Brownsburg
                             Cmnty Sch (MBIA Insd)               5.550   02/01/24    2,680,973                -        2,680,973
  1,000          -    1,000  Clark Pleasant, IN Cmnty
                             Sch First Mtg (AMBAC Insd)          5.500   07/15/18    1,126,430                -        1,126,430
      -      2,560    2,560  East Washington, IN Multi
                             Sch Bldg Corp First Mtg
                             (FGIC Insd)                         5.375   07/15/28            -        2,725,171        2,725,171
  4,000          -    4,000  Indiana Hlth Fac Fin Auth
                             Rev Deaconess Hosp Ser A
                             (AMBAC Insd)                        5.375   03/01/34    4,247,920                -        4,247,920
  2,000      2,000    4,000  Indiana Transn Fin Auth
                             Toll Rd Lease Rev Rfdg
                             (AMBAC Insd)                        5.375   07/01/09    2,141,680        2,141,680        4,283,360
      -      1,935    1,935  Logansport, IN Sch Bldg
                             Corp First Mtg (FGIC Insd)          5.500   07/15/13            -        2,197,638        2,197,638
      -      1,000    1,000  Marion Cnty, IN Convention
                             & Rec Fac Auth Excise Tax
                             Rev (MBIA Insd)                       *     06/01/14            -          676,980          676,980
      -      1,200    1,200  North Adams, IN Cmnty Schs
                             Renovation Bldg Corp Cap
                             Apprec First Mtg (FSA
                             Insd) (a)                             *     07/15/15            -          766,416          766,416
      -      1,280    1,280  North Adams, IN Cmnty Schs
                             Renovation Bldg Corp Cap
                             Apprec First Mtg (FSA
                             Insd) (a)                             *     01/15/19            -          667,533          667,533
      -      1,500    1,500  Petersburg, IN Pollutn Ctl
                             Rev IN Pwr & Lt (AMT)               5.950   12/01/29            -        1,515,630        1,515,630
      -      1,605    1,605  Richland Beanblossom, IN
                             Sch First Mtg (Prerefunded
                             @ 07/15/11) (FGIC Insd) (a)         5.500   07/15/12            -        1,840,149        1,840,149
      -      2,530    2,530  Vigo Cnty, IN Sch Bldg
                             Corp First Mtg Impt & Rfdg
                             (FSA Insd)                          5.250   07/10/24            -        2,695,310        2,695,310
                                                                                    ----------------------------    -------------
                                                                                    10,197,003       15,226,507       25,423,510
                                                                                    ----------------------------    -------------

                             IOWA    0.5%
      -      1,685    1,685  Des Moines, IA Pub Pkg Sys
                             Ser A (FGIC Insd) (a)               5.750   06/01/15            -        1,915,710        1,915,710
      -      1,785    1,785  Des Moines, IA Pub Pkg Sys
                             Ser A (FGIC Insd) (a)               5.750   06/01/16            -        2,026,457        2,026,457
                                                                                    ----------------------------    -------------
                                                                                                      3,942,167        3,942,167
                                                                                    ----------------------------    -------------

                             KANSAS    1.3%
  3,810          -    3,810  Kansas St Dev Fin Auth Rev
                             KS Proj Ser N (AMBAC Insd)
                             (a)                                 5.250   10/01/22    4,105,580                -        4,105,580
  1,250          -    1,250  Kansas St Dev Fin Auth Rev
                             KS St Proj (AMBAC Insd)             5.500   03/01/16    1,397,738                -        1,397,738
  2,235          -    2,235  Sedgwick Cnty, KA Uni Sch
                             Dist No. 259 Wichita
                             (Prerefunded @ 09/01/10)
                             (MBIA Insd)                         5.500   09/01/11    2,527,673                -        2,527,673
      -      1,975    1,975  Sedgwick Cnty, KS Uni Sch
                             Dist No 259 Wichita (MBIA
                             Insd)                               6.000   09/01/09            -        2,268,801        2,268,801
                                                                                    ----------------------------    -------------
                                                                                     8,030,991        2,268,801       10,299,792
                                                                                    ----------------------------    -------------

                             KENTUCKY    2.4%
      -      1,000    1,000  Kenton Cnty, KY Arpt Brd
                             Rev Cincinnati/Northn KY
                             Intl Arpt Ser A Rfdg (AMT)
                             (MBIA Insd)                         6.200   03/01/08            -        1,109,160        1,109,160
  2,190      1,500    3,690  Kenton Cnty, KY Arpt Brd
                             Rev Cincinnati/Northn KY
                             Intl Arpt Ser A Rfdg (AMT)
                             (MBIA Insd)                         6.250   03/01/09    2,449,537        1,677,765        4,127,302




        -   1,500   1,500   Kentucky St Ppty & Bldg Proj No 69 Ser A     5.000  08/01/05              -    1,535,955    1,535,955
                            Kentucky St Ppty & Bldgs Commn Proj No.
                            74 Rfdg (Prerefunded 02/01/12) (FSA
    5,000       -   5,000   Insd)                                        5.375  02/01/16      5,712,150            -    5,712,150
                            Kentucky St Tpk Auth Econ Dev
    2,000       -   2,000   Revitalization Proj Rfdg (FSA Insd)          5.500  07/01/07      2,176,560            -    2,176,560
                            Kentucky St Tpk Auth Econ Dev
                            Revitalization Proj Rfgd (Prerefunded @
        -   1,000   1,000   01/01/11) (FSA Insd)                         5.625  07/01/14              -    1,145,950    1,145,950
                            Louisville & Jefferson Cnty, KY Swr Ser
        -   2,450   2,450   A (MBIA Insd) (a)                            5.500  05/15/16              -    2,780,921    2,780,921
                                                                                        ----------------------------    ---------
                                                                                             10,338,247  8,249,751     18,587,998
                                                                                        ----------------------------    ---------

                            LOUISIANA    2.0%
                            Ernest N Morial New Orleans LA Sr Sub
    4,395       -   4,395   Ser A (AMBAC Insd)                           5.250  07/15/22      4,760,137            -    4,760,137
    3,000       -   3,000   Lafayette, LA Util Rev (MBIA Insd)           5.250  11/01/21      3,302,820            -    3,302,820
                            Louisiana Hsg Fin Agy Rev Azalea
                            Estates Rfdg Ser A (AMT) (GNMA
    1,000   1,500   2,500   Collateralized)                              5.375  10/20/39      1,015,880    1,523,820    2,539,700
                            Louisiana Loc Govt Environmental Rev
    2,580       -   2,580   Southeastn LA Student Hsg A (MBIA Insd)      5.250  08/01/21      2,824,042            -    2,824,042
    1,500       -   1,500   Louisiana St Ser A (FGIC Insd)               5.500  11/15/08      1,676,355            -    1,676,355
                                                                                        ----------------------------    ---------
                                                                                             13,579,234   1,523,820    15,103,054
                                                                                        ----------------------------    ---------

                            MARYLAND    0.9%
                            Baltimore, MD Cap Apprec Ser A (FGIC
    2,180       -   2,180   Insd)                                            *  10/15/09      1,680,061            -    1,680,061
                            Maryland St Trans Auth Arpt
                            Baltimore/Wash Intl Arpt B (AMT) (AMBAC
        -   2,250   2,250   Insd)                                        5.125  03/01/24              -    2,355,322    2,355,322
                            Northeast, MD Waste Disp Auth Rfdg
        -   2,350   2,350   (AMT) (AMBAC Insd)                           5.500  04/01/16              -    2,586,621    2,586,621
                                                                                        ----------------------------    ---------
                                                                                              1,680,061  4,941,943      6,622,004
                                                                                        ----------------------------    ---------

                            MASSACHUSETTS    2.8%
                            Massachusetts St College Bldg Auth Proj
    2,305       -   2,305   Rev Ser A (MBIA Insd)                        5.000  05/01/20      2,488,616            -    2,488,616
                            Massachusetts St Cons Ln Ser B
    4,000       -   4,000   (Prerefunded @ 03/01/12) (FSA Insd)          5.500  03/01/17      4,564,200            -    4,564,200
                            Massachusetts St Fed Hwy Grant Antic Nt
        -   1,500   1,500   Ser A                                        5.750  06/15/14              -    1,699,830    1,699,830
                            Massachusetts St Fed Hwy Grant Antic Nt
    1,500       -   1,500   Ser A                                        5.750  06/15/15      1,699,830            -    1,699,830
                            Massachusetts St Hlth & Ed Fac Auth Rev
        -     500     500   Hlthcare Sys Covenant Hlth                   6.000  07/01/31              -      527,880    527,880
                            Massachusetts St Hlth & Ed Fac Auth Rev
        -   1,000   1,000   Partn Hlthcare Sys Ser C                     5.750  07/01/32              -    1,093,230    1,093,230
                            Massachusetts St Indl Fin Agy Rev
                            Higher Ed Hampshire College Proj
    1,000       -   1,000   (Prerefunded @ 10/01/07) (a)                 5.625  10/01/12      1,105,960            -    1,105,960
                            Massachusetts St Indl Fin Agy Rev
        -   1,000   1,000   Wentworth Institute Tech                     5.650  10/01/18              -    1,063,270    1,063,270
                            Massachusetts St Port Auth Rev Ser A
        -   2,805   2,805   (MBIA Insd)                                  5.000  07/01/22              -    2,978,068    2,978,068
                            Massachusetts St Spl Oblig Dedicated
    2,000   2,500   4,500   Tax Rev (FGIC Insd)                          5.000  01/01/34      2,059,940    2,574,925    4,634,865
                                                                                        ----------------------------    ---------
                                                                                             11,918,546  9,937,203     21,855,749
                                                                                        ----------------------------    ---------

                            MICHIGAN    4.7%
                            Detroit, MI Downtown Dev Auth Tax
        -   3,015   3,015   Increment Rev Ser C1                             *  07/01/17              -    1,648,783    1,648,783
                            Detroit, MI Downtown Dev Auth Tax
        -   3,050   3,050   Increment Rev Ser C1 (a)                         *  07/01/18              -    1,575,569    1,575,569
                            Detroit, MI Downtown Dev Auth Tax
        -   3,050   3,050   Increment Rev Ser C1 (a)                         *  07/01/19              -    1,486,295    1,486,295
                            Detroit, MI Downtown Dev Auth Tax
        -   3,050   3,050   Increment Rev Ser C1 (a)                         *  07/01/22              -    1,222,684    1,222,684
                            Detroit, MI Downtown Dev Auth Tax
        -   3,050   3,050   Increment Rev Ser C1 (a)                         *  07/01/23              -    1,142,194    1,142,194
                            Detroit, MI Downtown Dev Auth Tax
        -   3,050   3,050   Increment Rev Ser C1 (a)                         *  07/01/24              -    1,061,064    1,061,064
                            Detroit, MI Wtr Supply Sys Ser C (MBIA
        -   2,965   2,965   Insd) (a)                                    5.250  07/01/20              -    3,233,036    3,233,036
                            Grand Rapids, MI Downtown Dev Cap
        -   3,500   3,500   Apprec (MBIA Insd)                               *  06/01/15              -    2,272,620    2,272,620
                            Grand Rapids, MI Downtown Dev Cap
        -   2,765   2,765   Apprec (MBIA Insd)                               *  06/01/16              -    1,704,180    1,704,180
                            Grand Rapids, MI Wtr Supply Sys Rfdg
    1,000   1,000   2,000   (FGIC Insd)                                  5.750  01/01/13      1,140,850    1,140,850    2,281,700
                            Hillsdale, MI Hosp Fin Auth Hosp Rev
    1,180       -   1,180   Hillsdale Cmnty Hlth Ctr                     5.750  05/15/18      1,221,005            -    1,221,005
                            Michigan Muni Bd Auth Rev Clean Wtr Rev
    1,000   2,000   3,000   Fd                                           5.250  10/01/18      1,115,740    2,231,480    3,347,220
                            Michigan St Hosp Fin Auth Rev Ascension
                            Hlth Cr Ser A (Prerefunded @ 11/15/09)
        -   2,850   2,850   (MBIA Insd)                                  5.750  11/15/18              -    3,274,935    3,274,935
                            Michigan St Strategic Fd Detroit Edison
    1,000   1,500   2,500   Co Proj C Rfdg (AMT) (XLCA Insd)             5.450  12/15/32      1,047,100    1,570,650    2,617,750
                            Michigan St Strategic Fd Detroit Edison
        -   2,500   2,500   Co Proj Ser A (AMT) (XLCA Insd)              5.500  06/01/30              -    2,647,400    2,647,400
                            Michigan St Strategic Fd Detroit Edison
                            Conv Rfdg (Variable Rate Coupon) (AMBAC
    2,500       -   2,500   Insd)                                        4.850  09/01/30      2,713,875            -    2,713,875
                            Michigan St Strategic Fd Detroit Edison
    1,000       -   1,000   Pollutn Ctl Ser B Rfdg (AMT)                 5.650  09/01/29      1,037,180            -    1,037,180
                            Zeeland, MI Pub Schs Sch Bldg & Site
        -   1,355   1,355   (MBIA Insd) (a)                              5.250  05/01/21              -    1,485,026    1,485,026
                                                                                        ----------------------------    ---------
                                                                                              8,275,750   27,696,766   35,972,516
                                                                                        ----------------------------    ---------

                            MINNESOTA    1.1%
                            Minneapolis & Saint Paul, MN Metro
        -   5,000   5,000   Arpts Comm Arpt Rev Ser A (FGIC Insd)        5.125  01/01/31              -    5,152,700    5,152,700

                            Minnesota Agriculture & Econ Dev Brd
                            Rev Hlthcare Sys Fairview Hosp Ser A
        -   2,800   2,800   (MBIA Insd)                                  5.750  11/15/26               -   3,075,520    3,075,520
                                                                                            -------------------------------------
                                                                                                       -   8,228,220    8,228,220
                                                                                            -------------------------------------

                            MISSISSIPPI    1.0%
                            Medical Cent Ed Bldg Corp MS Rev Univ
                            MS Med Cent Proj (Prerefunded @
        -   3,000   3,000   12/01/04) (MBIA Insd)                        5.900  12/01/23               -   3,070,890    3,070,890
                            Mississippi Business Fin Corp MS
        -   3,250   3,250   Pollutn Ctl Rev Sys Energy Res Inc Proj      5.875  04/01/22               -   3,261,375    3,261,375
                            Mississippi Hosp Equip & Fac MS Baptist
    1,500       -   1,500   Med Ctr Rfdg (MBIA Insd)                     6.000  05/01/13       1,558,935           -    1,558,935
                                                                                            -------------------------------------
                                                                                               1,558,935   6,332,265    7,891,200
                                                                                            -------------------------------------

                            MISSOURI    1.8%
                            Bi-State Dev Agy MO IL Met Metrolink
    2,530       -   2,530   Cross Cnty Proj B (FSA Insd)                 5.250  10/01/18       2,790,211                2,790,211
                            Cape Girardeau Cnty, MO Indl Dev Auth
        -    1,500  1,500   Hlthcare Fac Rev Southeast MO Hosp Assoc     5.625  06/01/27               -   1,529,205    1,529,205
                            Cole Cnty, MO Indl Dev Auth Sr Living
    1,250       -   1,250   Fac Rev Lutheran Sr Svcs Heisinger Proj      5.500  02/01/35       1,285,950           -    1,285,950
                            Jefferson Cnty, MO Reorg Sch Dist No
        -   1,625   1,625   R-6 (FGIC Insd)                              5.625  03/01/20               -   1,834,349    1,834,349
                            Kansas City, MO Met Cmnty Impt
        -   1,500   1,500   Leasehold Jr College Rfdg (FGIC Insd)        5.500  07/01/17               -   1,683,705    1,683,705
                            Missouri St Hwys & Trans Commn Rd Rev
    3,400       -   3,400   Ser A                                        5.500  02/01/08       3,745,780           -    3,745,780
    1,250       -   1,250   Saint Charles, MO Ctf Part Ser B
                                                                         5.500  05/01/18       1,345,300           -    1,345,300
                                                                                            -------------------------------------
                                                                                               9,167,241   5,047,259   14,214,500
                                                                                            -------------------------------------

                            NEBRASKA    0.5%
                            Dodge Cnty, NE Sch Dist No 001 Fremont
        -   1,190   1,190   (Prerefunded @12/15/10) (FSA Insd)           5.750  12/15/13               -   1,376,509    1,376,509
                            University NE Univ Rev Lincoln Student
        -   2,260   2,260   Fees & Fac Ser B                             5.000  07/01/23               -   2,378,605    2,378,605
                                                                                            -------------------------------------
                                                                                                       -   3,755,114    3,755,114
                                                                                            -------------------------------------

                            NEVADA    2.7%
                            Clark Cnty, NV Arpt Rev Sub Lien Ser
    4,000   4,000   8,000   A-2 (FGIC Insd)                              5.000  07/01/36       4,075,320   4,075,320    8,150,640
    3,965       -   3,965   Clark Cnty, NV Bd Bk (FGIC Insd)             5.500  06/01/09       4,444,844           -    4,444,844
                            Clark Cnty, NV Indl Dev Rev Southwest
    3,000       -   3,000   Gas Corp Proj Ser A (AMT) (AMBAC Insd)       5.250  07/01/34       3,096,000           -    3,096,000
                            Clark Cnty, NV Indl Dev Rev Southwest
        -   3,500   3,500   Gas Corp Proj Ser D (AMT) (FGIC Insd)        5.250  03/01/38               -   3,579,660    3,579,660
                            Reno, NV Sr Lien Retrac Reno Trans Proj
        -   1,500   1,500   (AMBAC Insd)                                 5.125  06/01/32               -   1,549,320    1,549,320
                                                                                            -------------------------------------
                                                                                              11,616,164   9,204,300   20,820,464
                                                                                            -------------------------------------

                            NEW HAMPSHIRE    0.3%
                            New Hampshire Hlth & Ed Fac Auth Rev
        -   1,000   1,000   Derryfield Sch                               7.000  07/01/30               -   1,001,330    1,001,330
                            New Hampshire St Bus Fin Auth Wtr Fac
                            Rev Pennichuck Wtrwks Inc (AMT) (AMBAC
        -   1,000   1,000   Insd)                                        6.300  05/01/22               -   1,103,160    1,103,160
                                                                                            -------------------------------------
                                                                                                       -   2,104,490    2,104,490
                                                                                            -------------------------------------

                            NEW JERSEY    10.2%
                            Casino Reinv Dev Auth NJ Hotel Room Fee
    3,000       -   3,000   Rev (AMBAC Insd)                             5.250  01/01/22       3,312,210           -     3,312,21
                            Essex Cnty, NJ Impt Auth Rev Proj
        -   4,000   4,000   Consolidation Rfdg (MBIA Insd)               5.125  10/01/21               -   4,339,840    4,339,840
                            Garden St Preservation Tr NJ Ser A (FSA
        -   5,650   5,650   Insd)                                        5.250  11/01/19               -   6,261,217    6,261,217
    1,200       -   1,200   New Jersey Econ Dev Auth Cigarette Tax       5.750  06/15/29       1,231,944           -    1,231,944
        -   1,500   1,500   New Jersey Econ Dev Auth Cigarette Tax       5.750  06/15/34               -   1,541,400    1,541,400
                            New Jersey Econ Dev Auth Mtr Veh Surp
    1,500   1,500   3,000   Rev Ser A (MBIA Insd)                        5.000  07/01/23       1,591,425   1,591,425    3,182,850
                            New Jersey Econ Dev Auth Rev Trans Proj
                            Sublease Ser A (Prerefunded @ 05/01/09)
        -   1,500   1,500   (FSA Insd)                                   5.250  05/01/17               -   1,669,665    1,669,665
                            New Jersey Econ Dev Auth St Contract
        -  25,000  25,000   Econ Recovery (MBIA Insd)                    5.900  03/15/21               -  30,338,250   30,338,250
                            New Jersey Hlthcare Fac Fin Auth Rev
                            Gen Hosp Ctr Passaic (Escrowed to
        -   2,000   2,000   Maturity) (FSA Insd)                         6.000  07/01/06               -   2,088,000    2,088,000
                            New Jersey St Ed Fac Auth Higher Ed Cap
        -   3,000   3,000   Impt Ser A (AMBAC Insd)                      5.250  09/01/19               -   3,321,270    3,321,270
                            New Jersey St Ed Fac Auth Higher Ed Cap
    1,835       -   1,835   Impt Ser A (AMBAC Insd)                      5.250  09/01/21       2,007,839           -    2,007,839
                            New Jersey St Tpk Auth Tpk Rev Ser A
        -     710     710   (MBIA Insd)                                  6.000  01/01/11               -     826,341      826,341
                            New Jersey St Tpk Auth Tpk Rev Ser A
        -     290     290   (Escrowed to Maturity) (MBIA Insd)           6.000  01/01/11               -     338,584      338,584
                            New Jersey St Trans Corp Cap Grant
    1,000       -   1,000   Antic Nt Ser B (AMBAC Insd)                  5.500  02/01/08       1,099,060           -    1,099,060
                            New Jersey St Trans Corp Ctf Fed Trans
    2,000       -   2,000   Admin Gnts Ser A (AMBAC Insd)                5.500  09/15/13       2,294,340           -    2,294,340
                            New Jersey St Trans Corp Ctfs Fed Trans
                            Admin Gnts Ser A (Prerefunded @
        -   2,385   2,385   09/15/09) (AMBAC Insd)                       5.750  09/15/11               -   2,707,357    2,707,357
                            New Jersey St Trans Tr Fd Auth Trans
        -   4,500   4,500   Sys Ser A (FGIC Insd)                        5.000  06/15/20               -   4,850,865    4,850,865
                            New Jersey St Trans Tr Fd Auth Trans
    2,095       -   2,095   Sys Ser A                                    5.750  06/15/17       2,477,338           -    2,477,338
                            New Jersey St Trans Tr Fd Auth Trans
        -   4,000   4,000   Sys Ser C (FSA Insd)                         5.500  06/15/20               -   4,444,760    4,444,760
                                                                                            -------------------------------------
                                                                                              14,014,156  64,318,974   78,333,130
                                                                                            -------------------------------------


                             NEW MEXICO    0.8%
      -     1,250     1,250  Jicarilla, NM Apache Nation
                             Rev Ser A (Acquired
                             10/23/2003, Cost
                             $1,274,428) (d)                     5.500    09/01/23            -        1,335,587         1,335,587
  4,000         -     4,000  Santa Fe, NM Gross Rcpt Tax
                             Impt (AMBAC Insd)                   5.250    06/01/13    4,506,000                -         4,506,000
                                                                                     ----------------------------    --------------
                                                                                      4,506,000        1,335,587         5,841,587
                                                                                     ----------------------------    --------------

                             NEW YORK    19.9%
      -     3,000     3,000  Metropolitan Trans Auth NY
                             Commuter Fac Rev Ser A
                             (Prerefunded @ 01/01/08)
                             (MBIA Insd)                         5.625    07/01/27            -        3,362,430         3,362,430
      -     2,000     2,000  Metropolitan Trans Auth NY
                             Trans Fac Rev Svc Contract
                             Ser R (Prerefunded @
                             07/01/15)                           5.500    07/01/17            -        2,358,460         2,358,460
  3,000         -     3,000  Metropolitan Trans Auth NY
                             Ser A Rfdg (AMBAC Insd)             5.500    11/15/18    3,428,760                -         3,428,760
  2,500         -     2,500  Metropolitan Trans Auth NY
                             Ser A Rfdg (FGIC Insd)              5.250    11/15/31    2,657,050                -         2,657,050
  2,500     2,000     4,500  Nassau Cnty, NY Interim Fin
                             Auth Sales Tax Secd Ser A
                             (Prerefunded @ 11/15/10)            5.750    11/15/13    2,899,900        2,319,920         5,219,820
  5,700         -     5,700  New York City Muni Wtr Fin
                             Auth Ser A (FSA Insd) (a)           5.375    06/15/17    6,327,228                -         6,327,228
      -     2,500     2,500  New York City Ser A Rfdg            7.000    08/01/05            -        2,593,000         2,593,000
      -     3,000     3,000  New York City Ser A Rfdg            7.000    08/01/06            -        3,248,400         3,248,400
  4,500         -     4,500  New York City Ser B (AMBAC
                             Insd)                               7.250    08/15/07    5,112,585                -         5,112,585
    445         -       445  New York City Ser C                 7.000    08/15/08      446,784                -           446,784
            1,305     1,305  New York City Ser G                 5.875    10/15/14            -        1,434,352         1,434,352
              545       545  New York City Ser G
                             (Prerefunded @ 10/15/07)            5.875    10/15/14            -          610,171           610,171
  1,000     1,000     2,000  New York City Ser H                 5.750    03/15/13    1,132,340        1,132,340         2,264,680
      -     3,055     3,055  New York City Ser I                 6.000    04/15/12            -        3,330,408         3,330,408
      -     2,500     2,500  New York City Ser I (MBIA
                             Insd)                               5.000    08/01/17            -        2,752,150         2,752,150
      -     1,945     1,945  New York City Ser I
                             (Prerefunded @ 4/15/07)             6.000    04/15/12            -        2,151,909         2,151,909
  6,930    10,000    16,930  New York City Trans Auth
                             Trans Fac Livingston Plaza
                             Proj Rfdg (Escrowed to
                             Maturity) (FSA Insd)                5.400    01/01/18    7,960,006       11,486,300        19,446,306
  3,000     3,000     6,000  New York City Transitional
                             Future Tax Secd Ser A Rfdg
                             (e)                          5.500/14.000    11/01/26    3,396,060        3,396,060         6,792,120
      -     5,305     5,305  New York City Transitional
                             Future Tax Secd Ser C
                             (AMBAC Insd)                        5.250    08/01/20            -        5,774,439         5,774,439
      -     2,000     2,000  New York City Transitional
                             Future Tax Secd Ser C
                             (AMBAC Insd)                        5.250    08/01/22            -        2,160,320         2,160,320
      -     4,545     4,545  New York City Transitional
                             Future Tax Secd Ser D (MBIA
                             Insd)                               5.250    02/01/21            -        4,952,505         4,952,505
      -     2,500     2,500  New York St Dorm Auth Lease
                             Rev Muni Hlth Fac Impt Pgm
                             Ser A (FSA Insd)                    5.500    05/15/25            -        2,696,600         2,696,600
  3,000         -     3,000  New York St Dorm Auth Rev
                             Hosp (MBIA Insd)                    5.000    08/01/33    3,099,210                -         3,099,210
  2,000         -     2,000  New York St Dorm Auth Rev
                             Sch Dist Fin Pgm Ser D
                             (MBIA Insd)                         5.500    10/01/17    2,282,040                -         2,282,040
      -     1,250     1,250  New York St Dorm Auth Lease
                             Rev St Univ Dorm Fac Ser C
                             (Prerefunded @ 07/01/09)
                             (MBIA Insd)                         5.500    07/01/29            -        1,425,175         1,425,175
      -    13,500    13,500  New York St Dorm Auth Rev
                             City Univ Sys Ser C                 7.500    07/01/10            -       15,542,145        15,542,145
      -     3,000     3,000  New York St Dorm Auth Rev
                             St Univ Ed Fac (Prerefunded
                             @ 05/15/10) (FGIC Insd)             5.750    05/15/24            -        3,482,280         3,482,280
      -     2,000     2,000  New York St Dorm Auth Rev
                             St Univ Ed Fac 1989 Res
                             (MBIA Insd)                         6.000    05/15/16            -        2,317,400         2,317,400
      -     1,880     1,880  New York St Dorm Auth Rev
                             St Univ Ed Fac Ser B                5.250    05/15/10            -        2,092,628         2,092,628
      -     1,500     1,500  New York St Environmental
                             Fac Revolving Fds Ser C             5.000    07/15/21            -        1,601,160         1,601,160
      -     2,840     2,840  New York St Loc Govt
                             Assistance Corp Ser E Rfdg          6.000    04/01/14            -        3,373,721         3,373,721
      -     3,000     3,000  New York St Med Care Fac
                             Fin Agy Rev NY Hosp Mtg Ser
                             A (Prerefunded @ 02/15/05)
                             (AMBAC Insd)                        6.750    08/15/14            -        3,103,740         3,103,740
      -     5,875     5,875  New York St Med Care Fac
                             Fin Agy Rev Saint Peter's
                             Hosp Proj Ser A (AMBAC Insd)        5.375    11/01/20            -        5,946,616         5,946,616
  3,000         -     3,000  New York St Urban Dev Corp
                             Rev Personal Income Tax Ser
                             C (Prerefunded @ 03/15/13)
                             (FGIC Insd)                         5.500    03/15/18    3,413,850                -         3,413,850
      -     1,500     1,500  New York St Urban Dev Corp
                             Rev Proj Cent for Indl
                             Innovation Rfdg                     5.500    01/01/13            -        1,709,835         1,709,835
  3,000         -     3,000  New York, NY City Muni Wtr
                             Fin Auth Wtr & Sew Sys Rev
                             Ser A (AMBAC Insd)                  5.000    06/15/35    3,084,930                -         3,084,930
  2,680         -     2,680  Port Auth NY & NJ Cons
                             119th Ser (AMT) (FGIC Insd)         5.500    09/15/17    2,823,407                -         2,823,407
      -     3,000     3,000  Port Auth NY & NJ Spl Oblig
                             Rev Spl Proj JFK Intl Arpt
                             Terminal 6 (AMT) (MBIA Insd)        5.750    12/01/22            -        3,269,700         3,269,700
      -     3,000     3,000  Port Auth NY & NJ Spl Oblig
                             Rev Spl Proj JFK Intl Arpt
                             Terminal 6 (AMT) (MBIA Insd)        5.750    12/01/25            -        3,210,870         3,210,870
  2,500         -     2,500  Sales Tax Asset Receivable
                             Corp Ser A (MBIA Insd) (f)          5.000    10/15/23    2,666,625                -         2,666,625
                                                                                     ----------------------------    --------------
                                                                                     50,730,775      102,835,034       153,565,809
                                                                                     ----------------------------    --------------

                             NORTH CAROLINA    5.3%
  2,000         -     2,000  Charlotte, NC Ctf Part
                             Convention Fac Proj Ser A
                             Rfdg                                5.500    08/01/19    2,248,760                -         2,248,760
      -     2,000     2,000  Johnston Cnty, NC (FGIC
                             Insd)                               5.900    03/01/19            -        2,310,120         2,310,120
  3,000     1,000     4,000  North Carolina Eastern Muni
                             Pwr Agy Pwr Sys Rev Ser D           6.750    01/01/26    3,344,460        1,114,820         4,459,280
 10,000    15,000    25,000  North Carolina Muni Pwr Agy
                             No 1 Catawba Elec Rev Rfdg
                             (MBIA Insd)                         6.000    01/01/12   11,742,700       17,614,050        29,356,750
      -     2,500     2,500  North Carolina Muni Pwr Agy
                             Ser A (MBIA Insd)                   5.250    01/01/19            -        2,729,525         2,729,525
                                                                                     ----------------------------    --------------
                                                                                     17,335,920       23,768,515        41,104,435
                                                                                     ----------------------------    --------------
                             NORTH DAKOTA    0.2%



      -     1,225     1,225  North Dakota St Hsg Fin Agy
                             Rev Hsg Fin Pgm Home Mtg Fin
                             Ser B (AMT) (MBIA Insd)             5.500    07/01/29            -       1,258,785       1,258,785
                                                                                     -----------------------------   ------------

                             OHIO    4.2%
      -     1,400     1,400  Bowling Green St Univ OH Gen
                             Rcpt (FGIC Insd)                    5.750    06/01/12            -       1,605,450       1,605,450
  1,000         -     1,000  Cleveland, OH Muni Sch Dist
                             (FSA Insd)                          5.250    12/01/23    1,085,020               -       1,085,020
  3,000         -     3,000  Columbus, OH City Sch Dist Sch
                             Fac Constr & Impt (FSA Insd)        5.250    12/01/22    3,294,330               -       3,294,330
  1,000     1,000     2,000  Cuyahoga Cnty, OH Hosp Fac Rev
                             Canton Inc Proj                     7.500    01/01/30    1,108,460       1,108,460       2,216,920
            1,000     1,000  Delaware Cnty, OH Cap Fac
                             (Prerefunded @12/01/10)             6.000    12/01/25            -       1,178,470       1,178,470
  3,000         -     3,000  Franklin Cnty, OH Convention
                             Fac Auth Tax & Lease Rev Antic
                             Bds Rfdg (AMBAC Insd)               5.250    12/01/19    3,318,210               -       3,318,210
      -     1,000     1,000  Hamilton, OH One Renaissance
                             Ctr Ser A (AMBAC Insd)              5.500    11/01/16            -       1,135,820       1,135,820
  2,660         -     2,660  Licking Heights, OH Loc Sch
                             Dist (FGIC Insd)                    5.250    12/01/23    2,897,112               -       2,897,112
  1,000         -     1,000  Lorain Cnty, OH Hosp Rev
                             Catholic Hlthcare                   5.375    10/01/30    1,032,490               -       1,032,490
  2,000         -     2,000  Lorain, OH City Sch Dist
                             Classroom Fac Impt (MBIA Insd)      5.250    12/01/20    2,198,140               -       2,198,140
      -     1,000     1,000  Mahoning Cnty, OH Hosp Fac
                             Forum Hlth Oblig Group Ser A        6.000    11/15/32            -       1,059,030       1,059,030
  1,925         -     1,925  Ohio Muni Elec Generation Agy
                             Jt Venture Ctf Ben Int Rfdg
                             (AMBAC Insd)                        5.000    02/15/22    2,046,179               -       2,046,179
  1,000     1,000     2,000  Ohio St Air Quality Dev Auth
                             Rev JMG Fdg Ltd Part Proj Rfdg
                             (AMT) (AMBAC Insd)                  6.375    04/01/29    1,023,300       1,023,300       2,046,600
  1,500         -     1,500  Ohio St Bldg Auth St Fac Admin
                             Bldg Fd Proj A (FSA Insd)           5.500    04/01/15    1,700,850               -       1,700,850
            1,840     1,840  Pickerington, OH Loc Sch Dist
                             Cap Apprec Sch Fac Contr (FGIC
                             Insd)                                 *      12/01/12            -       1,367,819       1,367,819
  3,000     1,000     4,000  University Cincinnati OH Gen
                             Ser A (FGIC Insd)                   5.500    06/01/09    3,371,340       1,123,780       4,495,120
                                                                                     -----------------------------   ------------
                                                                                     23,075,431       9,602,129      32,677,560
                                                                                     -----------------------------   ------------

                             OKLAHOMA    0.9%
  1,000         -     1,000  Central, OK Trans & Pkg Auth
                             Pkg Sys (AMBAC Insd)                5.000    07/01/18    1,079,080               -       1,079,080
      -     1,500     1,500  Jenks, OK Aquarium Auth Rev
                             First Mtg (Prerefunded @
                             07/01/10) (MBIA Insd)               6.100    07/01/30            -       1,765,935       1,765,935
      -     1,575     1,575  Oklahoma City, OK Arpt Tr Jr
                             Lien 27th Ser B (AMT) (FSA
                             Insd)                               5.750    07/01/16            -       1,726,925       1,726,925
      -     2,250     2,250  Tulsa Cnty, OK Pub Fac Auth
                             Cap Impt Rev (AMBAC Insd)           6.250    11/01/22            -       2,628,945       2,628,945
                                                                                     -----------------------------   ------------
                                                                                      1,079,080       6,121,805       7,200,885
                                                                                     -----------------------------   ------------

                             OREGON    2.7%
  1,000         -     1,000  Clackamas Cnty, OR Sch Dist         5.500    06/01/10    1,135,720               -       1,135,720
  1,350     4,000     5,350  Oregon Hlth Sciences Univ Insd
                             Ser A (MBIA Insd)                   5.250    07/01/22    1,459,242       4,323,680       5,782,922
  2,060     3,000     5,060  Oregon St Dept Admin Ser C
                             Rfdg (MBIA Insd)                    5.250    11/01/17    2,293,274       3,339,720       5,632,994
      -     1,075     1,075  Oregon St Veterans Welfare Ser
                             76A                                 6.050    10/01/28            -       1,089,384       1,089,384
  1,250     1,190     2,440  Portland, OR Cmnty College
                             Dist Ser B                          5.250    06/01/12    1,403,313       1,335,954       2,739,267
  1,135         -     1,135  Portland, OR Swr Sys Rev
                             Second Lien Ser A Rfdg (FSA
                             Insd)                               5.250    06/01/19    1,247,183               -       1,247,183
      -     1,985     1,985  Portland, OR Urban Renewal &
                             Redev Downtown Wtrfront Ser A
                             (AMBAC Insd)                        5.750    06/15/16            -       2,263,615       2,263,615
      -     1,000     1,000  Washington Multnomah & Yamhill
                             (MBIA Insd)                         5.000    06/01/13            -       1,102,890       1,102,890
                                                                                     -----------------------------   ------------
                                                                                      7,538,732      13,455,243      20,993,975
                                                                                     -----------------------------   ------------

                             PENNSYLVANIA    5.2%
  1,500         -     1,500  Allegheny Cnty, PA San Auth
                             Swr Rev (MBIA Insd)                 5.500    12/01/30    1,635,660               -       1,635,660
      -     1,250     1,250  Allegheny Cnty, PA San Auth
                             Swr Rev (MBIA Insd)                 5.750    12/01/16            -       1,443,225       1,443,225
  1,000         -     1,000  Allegheny Cnty, PA Ser C-53
                             Rfdg (FGIC Insd)                    5.500    11/01/14    1,133,170               -       1,133,170
      -     4,680     4,680  Erie, PA Sch Dist Cap Apprec
                             Rfdg (FSA Insd)                       *      09/01/19            -       2,397,049       2,397,049
      -     3,535     3,535  Falls Twp, PA Hosp Auth Hosp
                             Rev DE Vly Med Rfdg (FHA Gtd)       7.000    08/01/22            -       3,665,088       3,665,088
  1,000         -     1,000  Greensburg Salem, PA Sch Dist
                             Rfdg (FGIC Insd)                    5.375    09/15/15    1,130,280               -       1,130,280
  2,000     2,000     4,000  Harrisburg, PA Auth Res Gtd
                             Sub Ser D-2 (Variable Rate
                             Coupon) (FSA Insd)                  5.000    12/01/33    2,194,220       2,194,220       4,388,440
      -     1,905     1,905  Harrisburg, PA Cap Apprec Ser
                             D Rfdg (AMBAC Insd) (a)               *      09/15/16            -       1,149,306       1,149,306
      -     1,710     1,710  Harrisburg, PA Cap Apprec Ser
                             D Rfdg (AMBAC Insd)                   *      03/15/19            -         894,245         894,245
  1,200         -     1,200  Harrisburg, PA Cap Apprec Ser
                             F Rfdg (AMBAC Insd)                   *      09/15/14      806,004               -         806,004
      -     1,385     1,385  Harrisburg, PA Cap Apprec Ser
                             F Rfdg (AMBAC Insd)                   *      09/15/19            -         708,151         708,151
      -     1,500     1,500  Penn Cambria Sch Dist PA Cap
                             Apprec (FGIC Insd) (a)                *      08/15/20            -         725,730         725,730
      -        60        60  Penn Hills, PA (Prerefunded @
                             12/01/07) (FGIC Insd)               5.900    12/01/17            -          66,747          66,747
      -     1,000     1,000  Pennsylvania St Higher Ed Fac
                             Auth College & Univ Rev Bryn
                             Mawr College (MBIA Insd)            5.625    12/01/27            -       1,085,210       1,085,210
      -     1,000     1,000  Philadelphia, PA Auth Indl Dev
                             Philadelphia Arpt Sys Proj Ser
                             A (AMT) (FGIC Insd)                 5.125    07/01/19            -       1,059,740       1,059,740
  2,600         -     2,600  Philadelphia, PA Auth Indl Ser
                             B (FSA Insd)                        5.500    10/01/16    2,939,300                       2,939,300
  2,400         -     2,400  Philadelphia, PA Gas Wks Rev
                             1998 Gen Ordinance Fourth Ser
                             (FSA Insd)                          5.250    08/01/22    2,580,144                       2,580,144
  1,290         -     1,290  Philadelphia, PA Gas Wks Rev
                             Eighteenth Ser (AGC Insd)           5.250    08/01/19    1,405,507                       1,405,507
      -     1,400     1,400  Philadelphia, PA Sch Dist Ser
                             A (Prerefunded @ 02/01/11)
                             (FSA Insd)                          5.750    02/01/12            -       1,617,000       1,617,000





  4,570         -     4,570  Pittsburgh, PA Ser A (AMBAC
                             Insd)                               5.500    09/01/16    5,044,777                -        5,044,777
      -     1,500     1,500  Pittsburgh, PA Ser A
                             (Prerefunded @ 09/01/09)
                             (FGIC Insd)                         5.750    09/01/23            -        1,698,735        1,698,735
  2,000         -     2,000  Ridley Park, PA Hosp Auth Rev
                             Taylor Hosp Ser A (Escrowed
                             to Maturity)                        6.000    12/01/13    2,284,840                -        2,284,840
      -     1,005     1,005  Southeast Delco Sch Dist PA
                             Cap Apprec (MBIA Insd)                *      02/01/17            -          590,247          590,247
                                                                                     ----------------------------    -------------
                                                                                     21,153,902       19,294,693       40,448,595
                                                                                     ----------------------------    -------------

                             RHODE ISLAND    0.2%
      -     1,490     1,490  Providence, RI Redev Agy Rev
                             Pub Safety & Muni Bldgs Ser A
                             (AMBAC Insd)                        5.500    04/01/14            -        1,682,970        1,682,970
                                                                                                     ------------    -------------

                             SOUTH CAROLINA    2.8%
      -     2,275     2,275  Beaufort Cnty, SC Tax
                             Increment New River Redev
                             Proj Area (MBIA Insd) (a)           5.500    06/01/19            -        2,577,120        2,577,120
      -     2,375     2,375  Berkeley Cnty, SC Sch Dist
                             Ctfs Part Berkeley Sch Facs
                             Grp Inc (Escrowed to
                             Maturity) (MBIA Insd)               5.250    02/01/16            -        2,490,164        2,490,164
      -     2,700     2,700  Charleston Cnty, SC Solid
                             Waste (Prerefunded @
                             01/01/05) (MBIA Insd)               6.000    01/01/14            -        2,773,602        2,773,602
  1,000         -     1,000  Chesterfield Cnty, SC Sch
                             Dist (FSA Insd)                     5.375    03/01/18    1,122,440                -        1,122,440
      -     1,840     1,840  Myrtle Beach, SC Hospitality
                             Fee Rev Ser A (FGIC Insd) (a)       5.375    06/01/21            -        2,032,832        2,032,832
      -     1,935     1,935  Myrtle Beach, SC Hospitality
                             Fee Rev Ser A (FGIC Insd) (a)       5.375    06/01/22            -        2,126,488        2,126,488
  1,000     3,500     4,500  South Carolina Jobs Econ Dev
                             Auth Indl Rev Elec & Gas Co
                             Proj Ser A (AMBAC Insd)             5.200    11/01/27    1,052,450        3,683,575        4,736,025
      -     3,750     3,750  South Carolina Jobs Econ Dev
                             Auth Indl Rev Elec & Gas Co
                             Proj Ser B (AMT) (AMBAC Insd)       5.450    11/01/32            -        3,942,975        3,942,975
                                                                                     ----------------------------    -------------
                                                                                      2,174,890       19,626,756       21,801,646
                                                                                     ----------------------------    -------------

                             SOUTH DAKOTA    0.6%
    875     1,375     2,250  Deadwood, SD Ctf Part (ACA
                             Insd)                               6.375    11/01/20      944,545        1,484,285        2,428,830
      -     1,000     1,000  South Dakota St Hlth & Ed Fac
                             Auth Rev Childrens Care Hosp
                             Rfdg                                6.125    11/01/29            -        1,063,240        1,063,240
      -       990       990  South Dakota St Hlth & Ed Fac
                             Auth Vocational Ed Pgm Ser A
                             (AMBAC Insd)                        5.400    08/01/13            -        1,089,465        1,089,465
                                                                                     ----------------------------    -------------
                                                                                        944,545        3,636,990        4,581,535
                                                                                     ----------------------------    -------------

                             TENNESSEE    1.7%
  2,000     1,500     3,500  Johnson City, TN Hlth & Ed
                             Fac Brd Hosp Rev First Mtg
                             Mtn States Rfdg (MBIA Insd)         7.500    07/01/25    2,523,280        1,892,460        4,415,740
  2,500         -     2,500  Memphis, TN (Prerefunded @
                             10/01/06)                           5.250    10/01/14    2,680,175                -        2,680,175
      -       410       410  Montgomery Cnty, TN Pub Impt
                             Rfdg (FGIC Insd) (a)                5.500    05/01/16            -          464,583          464,583
      -     5,090     5,090  Montgomery Cnty, TN Pub Impt
                             Rfdg (Prerefunded @ 05/01/12)
                             (FGIC Insd) (a)                     5.500    05/01/16            -        5,873,707        5,873,707
                                                                                     ----------------------------    -------------
                                                                                      5,203,455        8,230,750       13,434,205
                                                                                     ----------------------------    -------------

                             TEXAS    13.0%
  2,050         -     2,050  Austin, TX Wtr & Wastewtr
                             Rfdg (MBIA Insd)                    5.750    05/15/12    2,320,621                -        2,320,621
  1,000         -     1,000  Austin, TX Wtr & Wastewtr
                             Rfdg (MBIA Insd)                    5.250    11/15/19    1,094,620                -        1,094,620
      -     2,685     2,685  Beaumont, TX Wtrwks & Swr Sys
                             (FGIC Insd) (a)                     6.250    09/01/15            -        3,129,529        3,129,529
    400         -       400  Brazos Cnty, TX Hlth Fac Dev
                             Oblig Grp                           5.375    01/01/32      406,336                -          406,336
      -     1,275     1,275  Cameron Cnty, TX Ctf Oblig
                             (AMBAC Insd) (a)                    5.750    02/15/13            -        1,437,282        1,437,282
  1,430         -     1,430  Cameron Cnty, TX Ctf Oblig
                             (AMBAC Insd) (a)                    5.750    02/15/15    1,613,283                -        1,613,283
  1,500         -     1,500  Corpus Christi, TX Util Sys
                             Rev Impt Rfdg (Prerefunded @
                             07/15/12) (FSA Insd)                5.250    07/15/19    1,650,960                -        1,650,960
      -     3,000     3,000  Dallas Cnty, TX Util &
                             Reclamation Dist Ser B Rfdg
                             (AMBAC Insd)                        5.875    02/15/29            -        3,032,340        3,032,340
      -     2,000     2,000  Dallas, TX Wtrwks & Swr Sys
                             Rev Rfdg                            5.750    10/01/17            -        2,273,680        2,273,680
      -     4,000     4,000  Dallas-Fort Worth, TX Intl
                             Arpt Rev Impt Jt Ser A Rfdg
                             (AMT) (FGIC Insd)                   5.500    11/01/31            -        4,185,480        4,185,480
      -     4,000     4,000  Dallas-Fort Worth, TX Intl
                             Arpt Rev Jt Ser A (AMT) (FGIC
                             Insd)                               5.750    11/01/30            -        4,268,920        4,268,920
  2,000         -     2,000  Fort Worth, TX Wtr & Swr Rev
                             Impt Rfdg                           5.500    02/15/05    2,021,940                -        2,021,940
  1,000         -     1,000  Harris Cnty, TX Hlth Fac Dev
                             Mem Hermann Hlthcare Ser A          6.375    06/01/29    1,098,900                -        1,098,900
  2,000         -     2,000  Harris Cnty, TX Perm Impt &
                             Rfdg                                5.000    10/01/11    2,143,820                -        2,143,820
  4,820         -     4,820  Harris Cnty, TX Toll Rd
                             (Prerefunded @ 08/15/09)
                             (AMBAC Insd)                          *      08/15/18    2,244,867                -        2,244,867
  1,000         -     1,000  Harris Cnty, TX Toll Rd
                             (Prerefunded @ 08/15/09)
                             (AMBAC Insd)                          *      08/15/21      378,880                -          378,880
      -     1,000     1,000  Houston, TX Arpt Sys Rev Sub
                             Lien Ser A (AMT) (FSA Insd)         5.625    07/01/30            -        1,062,540        1,062,540
  2,105     3,000     5,105  Houston, TX Hotel Occupancy
                             Tax & Spl Rev Convention &
                             Entmt Ser B (AMBAC Insd)            5.750    09/01/15    2,407,236        3,430,740        5,837,976
     95       130       225  Houston, TX Pub Impt Rfdg
                             (FSA Insd)                          5.750    03/01/15      108,320          148,227          256,547
    905     1,370     2,275  Houston, TX Pub Impt Rfdg
                             (Prerefunded 09/01/10) (FSA
                             Insd)                               5.750    03/01/15    1,034,641        1,566,253        2,600,894
      -     6,000     6,000  Houston, TX Util Sys Rev
                             First Lien Ser A Rfdg (FSA
                             Insd)                               5.250    05/15/21            -        6,562,680        6,562,680
      -     6,000     6,000  Houston, TX Util Sys Rev
                             First Lien Ser A Rfdg (FGIC
                             Insd)                               5.250    05/15/23            -        6,488,640        6,488,640
  2,000         -     2,000  Houston, TX Wtr & Swr Sys Rev
                             Jr Lien Ser B Rfdg (Escrowed
                             to Maturity) (FGIC Insd)            6.250    12/01/05    2,095,160                -        2,095,160
      -     1,925     1,925  Houston, TX Wtr & Swr Sys Rev
                             Jr Lien Ser C (Prerefunded @
                             12/01/07) (FGIC Insd)               5.375    12/01/27            -        2,124,565        2,124,565
  1,500         -     1,500  Mesquite, TX Hlth Fac Dev
                             Retirement Fac Christian A          7.500    02/15/18    1,608,735                -        1,608,735




  1,100         -     1,100  Metropolitan Hlth Fac Dev Corp
                             TX Wilson N Jones Mem Hosp Proj     7.200    01/01/21     1,099,846               -       1,099,846
      -     1,500     1,500  Metropolitan Hlth Fac Dev Corp
                             TX Wilson N Jones Mem Hosp Proj     7.250    01/01/31             -       1,450,065       1,450,065
  1,000     1,500     2,500  North Cent TX Hlth Fac Dev
                             Hosp Baylor Hlthcare Sys Proj
                             Ser A                               5.125    05/15/29     1,016,360       1,524,540       2,540,900
  1,750     4,000     5,750  North Cent TX Hlth Fac Dev
                             Hosp Childrens Med Ctr Dallas
                             (AMBAC Insd)                        5.250    08/15/32     1,827,525       4,177,200       6,004,725
      -     3,000     3,000  San Antonio, TX Elec & Gas Sys
                             Rfdg                                5.375    02/01/16             -       3,355,470       3,355,470
  2,805         -     2,805  Tarrant Regl Wtr Dist TX Wtr
                             Impt Rfdg (FSA Insd)                5.250    03/01/19     3,064,911               -       3,064,911
  3,297         -     3,297  Texas Mun Pwr Agy Rev (AMBAC
                             Insd)                                 *      09/01/07     3,081,079               -       3,081,079
    228         -       228  Texas Mun Pwr Agy Rev
                             (Escrowed to Maturity) (AMBAC
                             Insd)                                 *      09/01/07       213,189               -         213,189
  1,995         -     1,995  Texas St Pub Ppty Fin Corp Rev
                             Mental Hlth & Retardation Rfdg
                             (FSA Insd)                          5.500    09/01/13     2,037,613               -       2,037,613
      -     2,750     2,750  Texas St Vets Housing
                             Assistance Pgm Vet Ser B (AMT)
                             (FHA Gtd)                           6.100    06/01/31             -       2,939,365       2,939,365
  1,000         -     1,000  Texas Tech Univ Rev Fin Sys
                             Seventh (MBIA Insd)                 5.000    08/15/25     1,035,450               -       1,035,450
  1,500         -     1,500  Texas Wtr Dev Brd Rev St
                             Revolving Fd Sr Lien Ser B          5.250    07/15/17     1,646,820               -       1,646,820
  1,000         -     1,000  Trinity River Auth TX Rev
                             Tarrant Cnty Wtr Proj Impt &
                             Rfdg (MBIA Insd)                    5.500    02/01/21     1,118,310               -       1,118,310
      -     3,000     3,000  University of TX Univ Rev Fin
                             Sys Ser A                           5.250    08/15/20             -       3,281,370       3,281,370
  2,500         -     2,500  University of TX Univ Rev Fin
                             Sys Ser B                           5.250    08/15/20     2,734,475               -       2,734,475
      -     2,300     2,300  University of TX Univ Rev Fin
                             Sys Ser C (Prerefunded @
                             08/15/11)                           5.375    08/15/19             -       2,622,782       2,622,782
                                                                                     ----------------------------    ------------
                                                                                      41,103,897      59,061,668     100,165,565
                                                                                     ----------------------------    ------------

                             UTAH    0.7%
  1,000         -     1,000  Salt Lake Cnty, UT College Rev
                             Westminster College Proj            5.750    10/01/27     1,018,710               -       1,018,710
      -       105       105  Utah St Hsg Fin Agy Single
                             Family Mtg Mezzanine Issue H1
                             (AMBAC Insd)                        6.000    07/01/12             -         109,318         109,318
    135         -       135  Utah St Hsg Fin Agy Single
                             Family Mtg Ser B Class 2 (AMT)
                             (FHA/VA Gtd)                        6.250    07/01/14       135,142               -         135,142
      -     3,625     3,625  Utah St Ser A                       5.000    07/01/07             -       3,902,095       3,902,095
                                                                                     ----------------------------    ------------
                                                                                       1,153,852       4,011,413       5,165,265
                                                                                     ----------------------------    ------------

                             VIRGINIA    0.3%
      -     1,320     1,320  Fairfax Cnty, VA Ctf Part           5.300    04/15/23             -       1,417,654       1,417,654
      -     1,000     1,000  Henrico Cnty, VA Indl Dev Auth
                             Pub Fac Lease Rev Henrico Cnty
                             Regl Jail Proj (Prerefunded @
                             08/01/05)                           7.125    08/01/21             -       1,059,810       1,059,810
                                                                                     ----------------------------    ------------
                                                                                               -       2,477,464       2,477,464
                                                                                     ----------------------------    ------------

                             WASHINGTON    5.5%
  3,410         -     3,410  Clark Cnty, WA Pub Util Dist
                             Rfdg (FSA Insd) (a)                 5.500    01/01/08     3,740,224               -       3,740,224
  2,595         -     2,595  Clark Cnty, WA Pub Util Dist
                             Rfdg (FSA Insd)                     5.500    01/01/09     2,891,167               -       2,891,167
  1,300         -     1,300  Energy Northwest WA Elec Rev
                             Proj No 3 Ser A Rfdg (FSA Insd)     5.500    07/01/17     1,461,291               -       1,461,291
      -     2,500     2,500  Energy Northwest WA Elec Rev
                             Proj No 3 Ser A Rfdg (FSA Insd)     5.500    07/01/18             -       2,810,175       2,810,175
      -     5,360     5,360  Energy Northwest WA Elec Rev
                             Proj No 3 Ser B Rfdg (FSA Insd)     6.000    07/01/16             -       6,262,356       6,262,356
  4,400         -     4,400  King Cnty, WA Ser B Rfdg (MBIA
                             Insd)                               5.250    01/01/34     4,605,040               -       4,605,040
      -     1,485     1,485  Pierce Cnty, WA (AMBAC Insd)
                             (a)                                 5.750    08/01/14             -       1,690,910       1,690,910
      -     1,000     1,000  Port Seattle, WA Rev Ser B
                             (AMT) (MBIA Insd)                   5.625    02/01/24             -       1,085,740       1,085,740
      -     1,435     1,435  Radford Ct Pptys WA Student
                             Hsg Rev (MBIA Insd) (a)             6.000    06/01/15             -       1,651,900       1,651,900
      -     1,585     1,585  Radford Ct Pptys WA Student
                             Hsg Rev (MBIA Insd) (a)             6.000    06/01/16             -       1,824,573       1,824,573
      -     1,150     1,150  Seattle, WA Muni Lt & Pwr Rev       5.250    12/01/08             -       1,265,633       1,265,633
      -     1,315     1,315  Seattle, WA Muni Lt & Pwr Rev       5.500    12/01/09             -       1,475,706       1,475,706
      -     1,000     1,000  Seattle, WA Muni Lt & Pwr Rev       5.625    12/01/18             -       1,086,730       1,086,730
  1,000         -     1,000  Spokane, WA Pub Fac Dist Hotel
                             (MBIA Insd)                         5.750    12/01/20     1,162,420               -       1,162,420
  2,100         -     2,100  Spokane, WA Pub Fac Dist Hotel
                             (MBIA Insd)                         5.750    12/01/21     2,433,165               -       2,433,165
      -     3,000     3,000  Spokane, WA Pub Fac Dist Hotel
                             Motel & Sales Use Tax (MBIA
                             Insd)                               5.250    09/01/33             -       3,160,470       3,160,470
      -     1,350     1,350  Tacoma, WA Elec Sys Rev Ser A
                             Rfdg (FSA Insd)                     5.750    01/01/15             -       1,537,799       1,537,799
      -     1,650     1,650  Tacoma, WA Elec Sys Rev Ser B
                             Rfdg (FSA Insd)                     5.500    01/01/12             -       1,884,036       1,884,036
                                                                                     ----------------------------    ------------
                                                                                      16,293,307      25,736,028      42,029,335
                                                                                     ----------------------------    ------------

                             WISCONSIN    1.5%
  2,345         -     2,345  Appleton, WI Wtrwks Rev Rfdg
                             (FGIC Insd)                         5.375    01/01/19     2,618,802               -       2,618,802
      -     1,225     1,225  De Pere, WI Unit Sch Dist Rfdg
                             (FGIC Insd)                         5.000    10/01/13             -       1,350,281       1,350,281
  3,500         -     3,500  Milwaukee, WI Redev Auth Rev
                             Milwaukee Pub Schs (AMBAC Insd)     5.125    08/01/22     3,734,115               -       3,734,115
      -     1,340     1,340  Oconto Falls, WI Pub Sch Dist
                             Ser A Rfdg (Prerefunded @
                             03/01/11) (FSA Insd) (a)            5.750    03/01/15             -       1,548,879       1,548,879
      -     2,000     2,000  Southeast WI Professional
                             Baseball Pk Dist Sales Tax Rev
                             Ser A Rfdg (MBIA Insd)              5.500    12/15/20             -       2,352,620       2,352,620
                                                                                     ----------------------------    ------------
                                                                                       6,352,917       5,251,780      11,604,697
                                                                                     ----------------------------    ------------

                             GUAM    0.8%
  2,800     3,000     5,800  Guam Pwr Auth Rev Ser A (AMBAC
                             Insd)                               5.250    10/01/34     2,960,048       3,171,480       6,131,528
                                                                                     ----------------------------    ------------

                             PUERTO RICO    0.8%
      -     1,110     1,110  Puerto Rico Comwlth Aqueduct &
                             Swr Auth Rev Rfdg (Comwlth Gtd)     5.000    07/01/15             -       1,146,963       1,146,963



                       Puerto Rico Indl Tourist Ed Med & Environmental
  1,000      -  1,000  Ctl Fac Fin Auth Higher Ed Rev                   5.375  02/01/19   1,044,910             -       1,044,910
                       Puerto Rico Pub Bldgs Auth Rev Gtd Govt Facs

      -  3,500  3,500  Ser I (Comwlth Gtd)                              5.250  07/01/33           -     3,667,405       3,667,405
                                                                                       --------------------------   -------------
                                                                                          1,044,910     4,814,368       5,859,278
                                                                                       --------------------------   -------------




TOTAL LONG-TERM INVESTMENTS    153.6%
   (Cost $428,284,650, $655,054,667, and $1,083,339,317)                                462,085,804   722,389,216   1,184,475,020

SHORT-TERM INVESTMENTS    0.5%
   (Cost $2,415,000, $1,300,000, and $3,715,000)                                          2,415,000     1,300,000       3,715,000
                                                                                       --------------------------   -------------

TOTAL INVESTMENTS    154.1%
   (Cost $430,699,650, $656,354,667, and $1,087,054,317)                                464,500,804   723,689,216   1,188,190,020

OTHER ASSETS IN EXCESS OF LIABILITIES    1.7%                                             2,975,956     9,867,943      12,843,899

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)    (55.8%)                          (165,143,422) (265,222,637)   (430,366,059)
                                                                                       --------------------------   -------------

NET ASSETS APPLICABLE TO COMMON SHARES    100.0%                                        302,333,338  $468,334,522     770,667,860(g)
                                                                                       ==========================   =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*  Zero coupon bond

(a)  The Trust owns 100% of the bond issuance.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.4%, 0.3% and 0.7% of net assets applicable to common shares of Municipal Income Trust, Trust for Investment Grade Municipal and Pro-Forma, respectively.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f)  Securities purchased on a when-issued or delayed delivery basis.
(g) Does not reflect a non-recurring cost associated with this transaction of approximately $491,000, with $241,866 to be borne by the common shareholders of Van Kampen Municipal Income Trust and $187,334 to be borne by the common shareholders of Van Kampen Trust for Investment Grade Municipals. The remaining $61,800 will be borne by Van Kampen.


ACA - American Capital Access
AGC - AGC Insured Custody Certificates
AMBAC - AMBAC Indemnity Corp.
AMT - Alternative Minimum Tax
Comwth Gtd - Commonwealth of Puerto Rico
FGIC - Financial Guaranty Insurance Co.
FHA/VA - Federal Housing Administration
FSA - Financial Security Assurance Inc.
GNMA - Government National Mortgage Association
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance Corp.
XLCA - XL Capital Assurance Inc.

                       VAN KAMPEN MUNICIPAL INCOME TRUST -
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                  PROFORMA STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                                              VAN KAMPEN
                                                           VAN KAMPEN         TRUST FOR
                                                           MUNICIPAL          INVESTMENT
                                                          INCOME TRUST     GRADE MUNICIPALS   ADJUSTMENTS          PROFORMA
                                                          ------------     ----------------   -----------         ------------
ASSETS:
Total Investments (Cost of $430,700
     $656,354 and $1,087,054, respectively)                $   464,501       $   723,689                          $ 1,188,190
Cash                                                                38                20                                   58
Receivable:                                                                                                                 0
    Interest                                                     6,379            10,507                               16,886
    Investments Sold                                                                 456                                  456
Other                                                               10                13                                   23
                                                           -----------       -----------        ----------        -----------
        Total Assets                                           470,928           734,685                          $ 1,205,613
                                                           -----------       -----------        ----------        -----------

LIABILITIES:
Payables:
    Investments Purchased                                        2,665                                                  2,665
    Investment Advisory Fee                                        237               371                                  608
    Variation Margin on Futures                                     19               134                                  153
    Income Distributions-Common Shares                              96               103                                  199
    Other Affiliates                                                13                34                                   47
Trustee's Deferred Compensation and Retirement Plans               289               333                                  622
Accrued Expenses                                                   132               152                                  284
Merger Costs                                                         0                 0        $      429 (3)            429
                                                           -----------       -----------        ----------        -----------
        Total Liabilities                                        3,451             1,127               429              5,007
Preferred Shares (including accrued distributions)             165,144           265,223                              430,367
                                                           -----------       -----------        ----------        -----------
NET ASSETS APPLICABLE TO COMMON SHARES                     $   302,333       $   468,335        $     (429)       $   770,239
                                                           ===========       ===========        ==========        ===========

NET ASSET VALUE PER COMMON SHARE                           $     10.54       $     17.34                          $     17.34
                                                           ===========       ===========                          ===========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited
       number of shares authorized, 28,685, 27,013
       and 44,424 shares issued and outstanding)           $       287       $       270        $     (113)(3)    $       444
Paid in Surplus                                                265,829           399,274              (316)(3)        664,787
Net Unrealized Appreciation                                     33,745            66,944                              100,689
Accumulated Undistributed Net Investment Income                  2,046             2,903                                4,949
Accumulated Net Realized Gain (Loss)                               426            (1,056)                                (630)
                                                           -----------       -----------        -----------------------------
NET ASSETS APPLICABLE TO COMMON SHARES                     $   302,333       $   468,335        $     (429)       $   770,239
                                                           ===========       ===========        =============================

PREFERRED SHARES                                           $   165,000       $   265,000                          $   430,000
                                                           ===========       ===========        ==========        ===========

NET ASSETS INCLUDING PREFERRED SHARES                      $   467,333       $   733,335        $     (429)       $ 1,200,239
                                                           ===========       ===========        ==========        ===========

(1) THE PRO FORMA STATEMENTS ARE PRESENTED AS IF THE REORGANIZATION WAS EFFECTIVE OCTOBER 31, 2004. THE PRO FORMA STATEMENTS GIVE EFFECT TO THE PROPOSED EXCHANGE OF STOCK FOR ASSETS AND LIABILITIES WITH THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS BEING THE SURVIVING ENTITY. THE PROPOSED TRANSACTION WILL BE ACCOUNTED FOR IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA, AS A TAX-FREE REORGANIZATION. THE HISTORICAL COST BASIS OF THE INVESTMENTS IS CARRIED OVER TO THE SURVIVING ENTITY.

(2) THE PRO FORMA STATEMENTS PRESUME THE ISSUANCE BY THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPAL OF APPROXIMATELY 17,421,653 COMMON SHARES IN EXCHANGE FOR THE ASSETS AND LIABILITIES OF THE VAN KAMPEN MUNICIPAL INCOME TRUST.

(3) A NON-RECURRING COST ASSOCIATED WITH THIS TRANSACTION OF APPROXIMATELY $491,000 WILL BE INCURRED. APPROXIMATELY $241,866, OR $.008 WILL BE BORNE BY THE COMMON SHAREHOLDERS OF THE VAN KAMPEN MUNICIPAL INCOME TRUST, WHILE APPROXIMATELY $187,334, OR $.007 WILL BE BORNE BY THE COMMON SHAREHOLDERS OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS. THE REMAINING $61,800 WILL BE BORNE BY VAN KAMPEN.

   VAN KAMPEN MUNICIPAL INCOME TRUST - VAN KAMPEN TRUST FOR INVESTMENT GRADE
                                   MUNICIPALS
                        PROFORMA STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                 VAN KAMPEN
                                                               VAN KAMPEN        TRUST FOR
                                                               MUNICIPAL         INVESTMENT
                                                              INCOME TRUST    GRADE MUNICIPALS    ADJUSTMENTS           PROFORMA
                                                             --------------   ----------------   --------------      --------------
INVESTMENT INCOME:
Interest                                                     $       22,066    $       35,602                        $       57,668
                                                             --------------    --------------    --------------      --------------

EXPENSES:
Investment Advisory Fee                                               2,782             4,366                                 7,148
Preferred Share Maintenance                                             437               716    $          (17)(1)           1,136
Administrative Fee                                                                        213                                   213
Trustees' Fees and Related Expenses                                     105               134              (124)(1)             115
Legal                                                                    50                79               (29)(1)             100
Custody                                                                  27                41                (2)(1)              66
Other                                                                   281               306              (120)(1)             467
                                                             --------------    --------------    --------------      --------------
     Total Expenses                                                   3,682             5,855              (292)              9,245
                                                             --------------    --------------    --------------      --------------
NET INVESTMENT INCOME                                        $       18,384    $       29,747    $          292      $       48,423
                                                             ==============    ==============    ==============      ==============

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments                                             $          882    $        2,203                        $        3,085
     Futures                                                           (711)           (5,329)                               (6,040)
                                                             --------------    --------------    --------------      --------------
Net Realized Gain/Loss:                                                 171            (3,126)                               (2,955)
                                                             --------------    --------------    --------------      --------------

Unrealized Appreciation/Depreciation:
     Beginning of the Period                                         27,661            55,619                                83,280
                                                             --------------    --------------    --------------      --------------
     End of the Period:
           Investments                                               33,801            67,335                               101,136
           Futures                                                      (56)             (391)                                 (447)
                                                             --------------    --------------    --------------      --------------
                                                                     33,745            66,944                               100,689
                                                             --------------    --------------    --------------      --------------
Net Unrealized Appreciation/Depreciation During the Period            6,084            11,325                                17,409
                                                             --------------    --------------    --------------      --------------
NET REALIZED AND UNREALIZED GAIN                             $        6,255    $        8,199                        $       14,454
                                                             ==============    ==============    ==============      ==============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                      $       (1,880)   $       (3,048)                       $       (4,928)
                                                             ==============    ==============    ==============      ==============
NET INCREASE IN NET ASSETS APPLICABLE TO
COMMON SHARES FROM OPERATIONS                                $       22,759    $       34,898    $          292      $       57,949
                                                             ==============    ==============    ==============      ==============



(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN MUNICIPAL INCOME TRUST-VAN KAMPEN TRUST FOR INVESTMENT
GRADE MUNICIPALS
NOTES TO PRO FORMA FINANCIAL STATEMENTS - OCTOBER 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Trust, Van Kampen Trust for Investment Grade Municipals (the "Acquiring Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Acquiring Trust commenced investment operations on January 24, 1992.
         The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

         Section 5.3 Mandatory Indemnification.

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

              (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

              (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

              (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph
                     (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                     (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                     (B)   by written opinion of independent legal counsel.

                     (C) The rights of indemnification herein provided by be insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                     (D) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section
                           5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either:

                           (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is thenor had been pending.

ITEM 16. EXHIBITS


         (1)   (a)  (i) Declaration of Trust of the Registrant+

                   (ii) Certificates of Amendment to the Declaration of Trust+

               (b) Form of Certificate of Vote Establishing Preferred Shares of the Registrant and amendments thereto (included as Appendix B to the Statement of Additional Information contained in this Registration Statement)+


         (2)   (a)   By-Laws of the Registrant+

               (b)   Articles of Amendment to the By-Laws of the Registrant+

         (3)         Not applicable

         (4) Form of Agreement and Plan of Reorganization between the Registrant and the Target Fund (included as Appendix A to the Statement of Additional Information contained in this Registration Statement)+

         (5)   (a)   Specimen share certificate for common shares of the
                     Registrant+

               (b) Specimen share certificate for preferred shares of the Registrant+

         (6)   (a)   Investment Advisory Agreement+

               (b)   Amendment Number One to the Investment Advisory Agreement+

         (7)         Not Applicable

         (8)   (a)   Form of Amended and Restated Deferred Compensation
                     Agreement+

               (b)   Form of Retirement Plan+


         (9)   (a)   Custodian Contract+

               (b)   Amendment to Custodian Contract+


         (10)        Not Applicable

         (11)        Opinion of Skadden, Arps, Slate, Meagher & Flom
                     LLP+





         (12)        Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP++


         (13)  (a)   Transfer Agency and Service Agreement+

               (b)   Auction Agency Agreement+

               (c)   Form of Broker-Dealer Agreement+


               (d)   (i)    Letter of Representations+

                     (ii)   Form of Letter of Representations+






               (e)   Fund Accounting Agreement+

               (f)   Amended and Restated Legal Services Agreement+

               (g)   Administration Agreement+


         (14)        Consent of Independent Registered Public Accounting Firm+




         (15)        Not Applicable

         (16)        Power of Attorney+

         (17)  (a)   Code of Ethics of the Investment Adviser+

               (b)   Codes of Ethics of the Funds+

         (99)  (a)   Proxy card for the Target Fund Common Shares+

               (b)   Proxy card for the Target Fund APS+

               (c)   Proxy card for the Acquiring Fund Common Shares+

          +     Filed herewith.

         ++ To be filed by further amendment.


ITEM 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees that, if the Reorganization discussed in the registration statement closes, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of New York, and the Sate of New York, on May 5, 2005.

                                        VAN KAMPEN TRUST FOR INVESTMENT
                                          GRADE MUNICIPALS

                                        By:   /s/ Lou Anne McInnis
                                              ----------------------------------
                                               Lou Anne McInnis
                                               Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES               TITLE
               ----------               -----
PRINCIPAL EXECUTIVE OFFICER:


/s/ Ronald E. Robison*                  Executive Vice President
--------------------------------------
Ronald E. Robison


PRINCIPAL FINANCIAL OFFICER:


/s/ James W. Garrett*                   Chief Financial Officer and Treasurer
---------------------------------------
James W. Garrett


TRUSTEES:

/s/ David C. Arch*                      Trustee
---------------------------------------
David C. Arch

/s/ Jerry D. Choate*                    Trustee
---------------------------------------
Jerry D. Choate

/s/ Rod Dammeyer*                       Trustee
---------------------------------------
Rod Dammeyer

/s/ Linda Hutton Heagy*                 Trustee
---------------------------------------
Linda Hutton Heagy

/s/ R. Craig Kennedy*                   Trustee
---------------------------------------
R. Craig Kennedy

/s/ Howard J Kerr*                      Trustee
---------------------------------------
Howard J Kerr

/s/ Michell M. Merin*                   Trustee
---------------------------------------
Michell M. Merin

/s/ Jack E. Nelson*                     Trustee
---------------------------------------
Jack E. Nelson

/s/ Richard F. Powers, III*             Trustee
---------------------------------------
Richard F. Powers, III

/s/ Hugo F. Sonnenschein*               Trustee
---------------------------------------
Hugo F. Sonnenschein

/s/ Wayne W. Whalen*                     Trustee
---------------------------------------
Wayne W. Whalen

/s/ Suzanne H. Woolsey*                  Trustee
---------------------------------------
Suzanne H. Woolsey

------------------
* Signed by Lou Anne McInnis pursuant to a power of attorney filed herewith.

         /s/ Lou Anne McInnis                       May 5, 2005
         ----------------------------------------
         Lou Anne McInnis
         Attorney-in-Fact

                                  EXHIBIT INDEX



(1)   (a) (i)  Declaration of Trust of the Registrant

(1)   (a) (ii) Certificates of Amendment to the Declaration of Trust

(2)   (a)      By-Laws of the Registrant

(2)   (b)      Articles of Amendment to the By-Laws of the Registrant

(5)   (a)      Specimen share certificate for common shares of the Registrant

(5)   (b)      Specimen share certificate for preferred shares of the Registrant

(6)   (a)      Investment Advisory Agreement

(6)   (b)      Amendment Number One to the Investment Advisory Agreement

(8)   (a)      Form of Amended and Restated Deferred Compensation Plan

(8)   (b)      Form of Retirement Plan

(9)   (a)      Custodian Contract

(9)   (b)      Amendment to Custodian Contract

(11)           Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

(13)  (a)      Transfer Agency and Service Agreement

(13)  (b)      Auction Agency Agreement

(13)  (c)      Form of Broker-Dealer Agreement

(13)  (d) (i)  Letter of Representations

          (ii) Form of Letter of Representations

(13)  (e)      Fund Accounting Agreement

(13)  (f)      Amended and Restated Legal Services Agreement

(13)  (g)      Administration Agreement

(14)           Consent of Independent Registered Public Accounting Firm

(16)           Power of Attorney

(17)  (a)      Code of Ethics of the Investment Adviser

(17)  (b)      Code of Ethics of the Fund

(99)  (a)      Proxy Card for the Target Fund Common Shares

(99)  (b)      Proxy Card for the Target Fund APS

(99)  (c)      Proxy Card for the Acquiring Fund Common Shares